REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Three and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Three (the “Account”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

AB VPS Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio
AB VPS International Value Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio
AB VPS Discovery Value Portfolio (Formerly AB VPS Small/Mid Cap Value Portfolio)	MFS® Growth Series
AB VPS Sustainable International Thematic Portfolio	MFS® Investors Trust Series
Invesco V.I. Government Securities Fund	MFS® Total Return Series
Invesco V.I. High Yield Fund	MFS® Value Series
Invesco V.I. EQV International Equity Fund	BlackRock S&P 500 Index V.I. Fund
Invesco V.I. Diversified Dividend Fund	Invesco V.I. Equity and Income Fund
Invesco V.I. Government Money Market Fund	Morgan Stanley VIF Emerging Markets Debt Portfolio
American Funds Insurance Series® The Bond Fund of America	Morgan Stanley VIF Emerging Markets Equity Portfolio
American Funds Insurance Series® Global Growth Fund	Morgan Stanley VIF Growth Portfolio
American Funds Insurance Series® Growth Fund	Morgan Stanley VIF Discovery Portfolio
American Funds Insurance Series® Growth-Income Fund	Invesco V.I. American Value Fund
American Funds Insurance Series® International Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
American Funds Insurance Series® Global Small Capitalization Fund	Invesco V.I. Discovery Mid Cap Growth Fund
Allspring VT Discovery All Cap Growth Fund (Formerly Allspring VT Omega Growth Fund)	Invesco V.I. Capital Appreciation Fund
Fidelity® VIP Equity-Income Portfolio	Invesco V.I. Global Fund
Fidelity® VIP Growth Portfolio	Invesco V.I. Main Street Fund®
Fidelity® VIP Contrafund® Portfolio	Invesco V.I. Main Street Small Cap Fund®
Fidelity® VIP Mid Cap Portfolio	Putnam VT Diversified Income Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT Large Cap Growth Fund (Formerly Putnam VT Growth Opportunities Fund)
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT International Value Fund
Franklin Small Cap Value VIP Fund	Putnam VT International Equity Fund
Franklin Strategic Income VIP Fund	Putnam VT Core Equity Fund (Formerly Putnam VT Multi-Cap Core Fund)
Franklin Mutual Shares VIP Fund	Putnam VT Sustainable Leaders Fund
Templeton Developing Markets VIP Fund	Putnam VT Small Cap Value Fund
Templeton Growth VIP Fund	Putnam VT George Putnam Balanced Fund
Hartford Balanced HLS Fund	Putnam VT Large Cap Value Fund
Hartford Total Return Bond HLS Fund	Pioneer Fund VCT Portfolio
Hartford Capital Appreciation HLS Fund	Invesco V.I. Growth and Income Fund
Hartford Dividend and Growth HLS Fund	Invesco V.I. Comstock Fund
Hartford Disciplined Equity HLS Fund	Invesco V.I. American Franchise Fund
Hartford International Opportunities HLS Fund	Allspring VT International Equity Fund
Hartford Ultrashort Bond HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Small Company HLS Fund	Allspring VT Opportunity Fund
Hartford SmallCap Growth HLS Fund	Morgan Stanley VIF Global Infrastructure Portfolio
Hartford Stock HLS Fund	MFS® Core Equity Portfolio

Lord Abbett Series Fund - Fundamental Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
Lord Abbett Series Fund - Dividend Growth Portfolio

We have also audited the accompanying statements of assets and liabilities of AB VPS Relative Value Portfolio (Formerly AB VPS Growth and Income Portfolio), and Hartford MidCap HLS Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the accompanying statements of operations, statements of changes in net assets, and financial highlights of Morgan Stanley VIF Core Plus Fixed Income Portfolio and Morgan Stanley
VIF Global Franchise Portfolio for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
AB VPS Relative Value Portfolio (Formerly AB VPS Growth and Income Portfolio)	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Four years in the period ended December 31, 2023 and the period from April 30, 2019 to December 31, 2019
Hartford MidCap HLS Fund	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Three years in the period ended December 31, 2023 and the period from September 18, 2020 to December 31, 2020
Morgan Stanley VIF Core Plus Fixed Income Portfolio	Not Applicable	Period from January 1, 2023 to July 28, 2023	Period from January 1, 2023 to July 28, 2023 and the year ended December 31, 2022	Period from January 1, 2023 to July 28, 2023 and the four years in the period ended December 31, 2022
Morgan Stanley VIF Global Franchise Portfolio	Not Applicable	Period from January 1, 2023 to September 18, 2023	Period from January 1, 2023 to September 18, 2023 and the year ended December 31, 2022	Period from January 1, 2023 to September 18, 2023 and the four years in the period ended December 31, 2022

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Three as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Hartford, Connecticut

April 19, 2024

We have served as the auditor of the Talcott Resolution Life Insurance Company Separate Account Three since 2002.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Discovery Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	5,105,385	16,906,622	4,508,986	858,498	—	—	—	—	—	10,033,816
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	348,507	310,961	—	3,427,644	15,125,458	—
class S2	—	—	—	—	147,668	—	6,105	740,850	2,350,212	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	5,105,385	16,906,622	4,508,986	858,498	496,175	310,961	6,105	4,168,494	17,475,670	10,033,816
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	983	20,766	824	581	75	41	1	1,417	21,465	9,836
Other assets	1	2	2	1	—	—	1	—	40	2
Total assets	5,106,369	16,927,390	4,509,812	859,080	496,250	311,002	6,107	4,169,911	17,497,175	10,043,654
Liabilities:
Due to Sponsor Company	983	20,766	824	581	75	41	1	1,417	21,465	9,836
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	—	—
Total liabilities	983	20,766	824	581	75	42	1	1,417	21,465	9,836
Net assets:
For contract liabilities	$5,105,386	$16,906,624	$4,508,988	$858,499	$496,175	$310,960	$6,106	$4,168,494	$17,475,710	$10,033,818

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	5,105,386	16,906,624	4,508,988	858,499	—	—	—	—	—	10,033,818
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	348,507	310,960	—	3,427,644	15,125,491	—
class S2	—	—	—	—	147,668	—	6,106	740,850	2,350,219	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,105,386	$16,906,624	$4,508,988	$858,499	$496,175	$310,960	$6,106	$4,168,494	$17,475,710	$10,033,818

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	591,586	1,149,329	258,543	49,538	—	—	—	—	—	348,638
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	33,770	66,303	—	141,404	15,125,458	—
class S2	—	—	—	—	14,435	—	182	30,882	2,350,212	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	591,586	1,149,329	258,543	49,538	48,205	66,303	182	172,286	17,475,670	348,638

Cost	$6,335,685	$17,631,572	$4,631,469	$987,310	$501,371	$334,356	$5,554	$3,552,385	$17,475,670	$10,095,670

Deferred contracts in the accumulation period:
Units owned by participants #	251,149	1,554,125	135,974	78,818	54,547	22,971	383	150,872	1,827,708	684,619
Minimum unit fair value #*	$16.442207	$6.111459	$27.545142	$9.005945	$8.288283	$10.064253	$15.936985	$22.605840	$8.399495	$13.757293
Maximum unit fair value #*	$22.435505	$14.475325	$42.682419	$18.624002	$9.350406	$14.159715	$15.936985	$27.390728	$10.271479	$15.081277
Contract liability	$4,934,866	$16,748,649	$4,495,332	$854,445	$496,175	$304,849	$6,106	$4,012,665	$17,378,119	$9,933,843

Contracts in payout (annuitization) period:
Units owned by participants #	8,403	14,565	424	376	—	432	—	5,762	9,881	6,840
Minimum unit fair value #*	$19.116288	$10.466687	$31.724076	$10.258755	$—	$14.159715	$—	$27.042573	$9.387366	$14.438960
Maximum unit fair value #*	$20.807285	$11.392732	$34.856607	$11.038488	$—	$14.159715	$—	$27.042573	$9.958998	$14.792373
Contract liability	$170,520	$157,975	$13,656	$4,054	$—	$6,111	$—	$155,829	$97,591	$99,975

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$242,338	$—	$—	$—
class 2	—	1,279,781	10,878,379	6,151,682	1,784,069	536,095	—	—	—	—
class 4	17,525	—	10,780	—	7,495	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	14,976,712	10,841,230	102,479,573
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	17,525	1,279,781	10,889,159	6,151,682	1,791,564	536,095	242,338	14,976,712	10,841,230	102,479,573
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	185	2,219	1,307	250	81	26	4,954	2,949	61,738
Other assets	—	—	—	—	—	3	—	1	1	—
Total assets	17,526	1,279,966	10,891,378	6,152,989	1,791,814	536,179	242,364	14,981,667	10,844,180	102,541,311
Liabilities:
Due to Sponsor Company	1	185	2,219	1,307	250	81	26	4,954	2,949	61,738
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	1	—	1	—	—	3
Total liabilities	1	185	2,219	1,308	251	81	27	4,954	2,949	61,741
Net assets:
For contract liabilities	$17,525	$1,279,781	$10,889,159	$6,151,681	$1,791,563	$536,098	$242,337	$14,976,713	$10,841,231	$102,479,570

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$242,337	$—	$—	$—
class 2	—	1,279,781	10,878,380	6,151,681	1,784,067	536,098	—	—	—	—
class 4	17,525	—	10,779	—	7,496	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	14,976,713	10,841,231	102,479,570
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$17,525	$1,279,781	$10,889,159	$6,151,681	$1,791,563	$536,098	$242,337	$14,976,713	$10,841,231	$102,479,570

Shares:
class 1	—	—	—	—	—	—	9,579	—	—	—
class 2	—	38,271	110,777	105,518	102,473	30,634	—	—	—	—
class 4	1,874	—	113	—	438	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	626,379	120,565	2,188,332
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,874	38,271	110,890	105,518	102,911	30,634	9,579	626,379	120,565	2,188,332

Cost	$20,084	$1,098,824	$8,292,198	$4,739,009	$1,813,070	$574,518	$251,416	$14,246,277	$8,770,501	$76,674,325

Deferred contracts in the accumulation period:
Units owned by participants #	1,731	33,978	222,555	144,876	139,178	16,459	60,133	530,230	192,540	2,254,376
Minimum unit fair value #*	$10.124707	$27.753152	$6.536003	$36.749843	$2.632914	$22.472772	$2.769304	$23.211373	$46.586474	$37.107645
Maximum unit fair value #*	$10.124707	$50.709608	$66.601092	$45.721867	$23.829198	$40.117653	$4.375735	$36.799832	$69.242431	$55.920041
Contract liability	$17,525	$1,279,781	$10,760,088	$6,087,951	$1,769,965	$524,588	$242,337	$14,846,927	$10,743,253	$101,291,013

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	2,223	1,416	924	287	—	4,597	1,692	25,331
Minimum unit fair value #*	$—	$—	$45.317975	$41.664197	$16.189046	$40.117653	$—	$26.734388	$54.163766	$43.143453
Maximum unit fair value #*	$—	$—	$66.601092	$45.721867	$23.829198	$40.117653	$—	$29.375220	$58.955237	$47.404802
Contract liability	$—	$—	$129,071	$63,730	$21,598	$11,510	$—	$129,786	$97,978	$1,188,557

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$921,601	$—	$222,614	$—	$—
class 2	—	—	—	945,797	—	—	2,004,479	—	351,976	—
class 4	—	—	—	—	3,128	—	8,976	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	12,455,390
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	22,236,482	2,041,979	1,310,075	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	22,236,482	2,041,979	1,310,075	945,797	3,128	921,601	2,013,455	222,614	351,976	12,455,390
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	4,193	909	157	142	—	131	290	34	56	1,867
Other assets	—	—	1	—	—	—	—	1	1	—
Total assets	22,240,675	2,042,888	1,310,233	945,939	3,128	921,732	2,013,745	222,649	352,033	12,457,257
Liabilities:
Due to Sponsor Company	4,193	909	157	142	—	131	290	34	56	1,867
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	3	—	—	3	—	5	2	—	—	—
Total liabilities	4,196	909	157	145	—	136	292	34	56	1,867
Net assets:
For contract liabilities	$22,236,479	$2,041,979	$1,310,076	$945,794	$3,128	$921,596	$2,013,453	$222,615	$351,977	$12,455,390

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$921,596	$—	$222,615	$—	$—
class 2	—	—	—	945,794	—	—	2,004,478	—	351,977	—
class 4	—	—	—	—	3,128	—	8,975	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	12,455,390
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	22,236,479	2,041,979	1,310,076	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$22,236,479	$2,041,979	$1,310,076	$945,794	$3,128	$921,596	$2,013,453	$222,615	$351,977	$12,455,390

Shares:
class 1	—	—	—	—	—	98,147	—	26,821	—	—
class 2	—	—	—	71,006	—	—	130,755	—	29,356	—
class 4	—	—	—	—	225	—	578	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	433,080
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	641,006	121,909	81,982	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	641,006	121,909	81,982	71,006	225	98,147	131,333	26,821	29,356	433,080

Cost	$21,382,591	$1,714,996	$1,064,361	$1,174,897	$3,140	$1,090,017	$2,110,952	$235,532	$348,673	$11,760,422

Deferred contracts in the accumulation period:
Units owned by participants #	621,949	60,406	38,118	38,308	103	54,281	98,752	9,540	17,509	3,343,476
Minimum unit fair value #*	$27.787432	$30.184849	$29.445089	$3.833178	$30.281326	$2.227529	$2.691512	$17.473543	$16.718449	$2.383726
Maximum unit fair value #*	$40.886884	$55.132323	$57.393298	$43.208059	$30.281326	$23.913183	$30.975391	$25.758175	$21.208643	$31.321861
Contract liability	$22,129,805	$2,041,979	$1,310,076	$936,481	$3,128	$874,643	$1,977,538	$219,672	$339,564	$12,264,896

Contracts in payout (annuitization) period:
Units owned by participants #	2,919	—	—	218	—	1,963	1,179	119	588	35,787
Minimum unit fair value #*	$34.510033	$—	$—	$39.247516	$—	$23.913183	$28.226328	$24.811291	$19.326256	$2.769603
Maximum unit fair value #*	$37.918901	$—	$—	$43.070653	$—	$23.913183	$30.975391	$24.811291	$21.208643	$11.955310
Contract liability	$106,674	$—	$—	$9,313	$—	$46,953	$35,915	$2,943	$12,413	$190,494

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	95,767,029	13,326,728	101,919,668	67,086,831	20,110,064	2,704,407	30,625,229	8,326,564	5,380,787	6,795,686
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	95,767,029	13,326,728	101,919,668	67,086,831	20,110,064	2,704,407	30,625,229	8,326,564	5,380,787	6,795,686
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	110,426	36,095	96,755	24,423	23,337	1,742	4,690	20,851	822	1,520
Other assets	1	3	—	—	1	2	6	2	—	—
Total assets	95,877,456	13,362,826	102,016,423	67,111,254	20,133,402	2,706,151	30,629,925	8,347,417	5,381,609	6,797,206
Liabilities:
Due to Sponsor Company	110,426	36,095	96,755	24,423	23,337	1,742	4,690	20,851	822	1,520
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	4	—	—	—	—	—	1	3
Total liabilities	110,426	36,095	96,759	24,423	23,337	1,742	4,690	20,851	823	1,523
Net assets:
For contract liabilities	$95,767,030	$13,326,731	$101,919,664	$67,086,831	$20,110,065	$2,704,409	$30,625,235	$8,326,566	$5,380,786	$6,795,683

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	95,767,030	13,326,731	101,919,664	67,086,831	20,110,065	2,704,409	30,625,235	8,326,566	5,380,786	6,795,683
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$95,767,030	$13,326,731	$101,919,664	$67,086,831	$20,110,065	$2,704,409	$30,625,235	$8,326,566	$5,380,786	$6,795,683

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	10,007,004	289,397	4,503,741	3,557,096	1,329,152	98,881	2,961,821	525,999	209,288	70,291
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	10,007,004	289,397	4,503,741	3,557,096	1,329,152	98,881	2,961,821	525,999	209,288	70,291

Cost	$111,430,689	$12,732,974	$100,058,036	$54,890,783	$19,171,827	$3,286,800	$29,876,858	$9,984,191	$5,720,081	$5,175,383

Deferred contracts in the accumulation period:
Units owned by participants #	36,819,846	371,459	15,484,364	11,925,847	7,529,050	246,831	24,502,668	1,465,229	1,055,899	1,531,258
Minimum unit fair value #*	$1.660779	$30.259659	$4.269445	$3.701813	$1.957175	$10.635172	$0.814060	$3.401990	$3.668286	$2.930317
Maximum unit fair value #*	$16.617143	$45.085999	$48.424088	$53.161757	$22.378621	$11.227349	$8.150536	$41.217768	$48.807028	$48.748879
Contract liability	$94,599,881	$13,234,459	$100,702,470	$66,476,113	$19,966,433	$2,697,462	$30,259,262	$8,296,878	$5,362,591	$6,780,116

Contracts in payout (annuitization) period:
Units owned by participants #	481,323	2,524	196,015	127,118	54,190	636	265,084	5,430	4,114	4,354
Minimum unit fair value #*	$1.854821	$34.624923	$5.007406	$4.643868	$2.273927	$10.908782	$1.053343	$4.818830	$4.187215	$3.575242
Maximum unit fair value #*	$4.128094	$37.368792	$12.470123	$5.114998	$4.102867	$11.076286	$1.806830	$7.127972	$4.616348	$3.575242
Contract liability	$1,167,149	$92,272	$1,217,194	$610,718	$143,632	$6,947	$365,973	$29,688	$18,195	$15,567

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	7,968,359	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	491,029	268,131	1,911,116	—	—	—
class S1	—	—	—	—	—	—	—	—	—	517,305
class S2	—	—	—	—	—	—	—	—	—	546,107
class SRV	—	—	—	—	—	—	—	10,407	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	4,702,171	2,779,703	9,459,237	28,333,730	—	—	—	—	—	—
Total investments	4,702,171	2,779,703	9,459,237	28,333,730	491,029	268,131	1,911,116	10,407	7,968,359	1,063,412
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	638	832	762	29,305	64	42	310	1	1,044	164
Other assets	—	—	—	—	1	2	—	—	—	—
Total assets	4,702,809	2,780,535	9,459,999	28,363,035	491,094	268,175	1,911,426	10,408	7,969,403	1,063,576
Liabilities:
Due to Sponsor Company	638	832	762	29,305	64	42	310	1	1,044	164
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	2	1	—	—	2	—	2	—
Total liabilities	638	832	764	29,306	64	42	312	1	1,046	164
Net assets:
For contract liabilities	$4,702,171	$2,779,703	$9,459,235	$28,333,729	$491,030	$268,133	$1,911,114	$10,407	$7,968,357	$1,063,412

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	7,968,357	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	491,030	268,133	1,911,114	—	—	—
class S1	—	—	—	—	—	—	—	—	—	517,304
class S2	—	—	—	—	—	—	—	—	—	546,108
class SRV	—	—	—	—	—	—	—	10,407	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	4,702,171	2,779,703	9,459,235	28,333,729	—	—	—	—	—	—
Total contract liabilities	$4,702,171	$2,779,703	$9,459,235	$28,333,729	$491,030	$268,133	$1,911,114	$10,407	$7,968,357	$1,063,412

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	269,201	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	8,144	7,450	82,163	—	—	—
class S1	—	—	—	—	—	—	—	—	—	31,390
class S2	—	—	—	—	—	—	—	—	—	33,381
class SRV	—	—	—	—	—	—	—	503	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	280,058	171,481	916,593	785,739	—	—	—	—	—	—
Total shares	280,058	171,481	916,593	785,739	8,144	7,450	82,163	503	269,201	64,771

Cost	$4,710,883	$2,692,065	$10,812,566	$25,430,187	$419,290	$195,337	$1,785,621	$8,205	$6,971,561	$1,039,351

Deferred contracts in the accumulation period:
Units owned by participants #	152,694	74,219	469,416	1,077,449	15,235	12,752	68,843	353	463,313	39,701
Minimum unit fair value #*	$25.078491	$32.640497	$16.592365	$21.496692	$23.991529	$4.175054	$22.785034	$29.523514	$15.903600	$22.570982
Maximum unit fair value #*	$34.218665	$42.089333	$22.639803	$35.028751	$44.150326	$40.228236	$30.442337	$29.523514	$17.481511	$33.950443
Contract liability	$4,684,395	$2,766,397	$9,346,649	$28,029,071	$491,030	$268,133	$1,890,744	$10,407	$7,839,008	$1,063,412

Contracts in payout (annuitization) period:
Units owned by participants #	562	371	5,504	11,225	—	—	675	—	7,443	—
Minimum unit fair value #*	$29.156666	$35.863400	$19.290664	$24.758564	$—	$—	$27.740785	$—	$17.378448	$—
Maximum unit fair value #*	$31.735599	$35.863400	$22.639803	$29.332036	$—	$—	$30.442337	$—	$17.378448	$—
Contract liability	$17,776	$13,306	$112,586	$304,658	$—	$—	$20,370	$—	$129,349	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	199,443	113,553	6,558,437	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	2,609,796	1,856,425	3,425,979	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	1,098,538	2,540,324	—	—	—	—
class S2	—	—	—	—	2,458,067	2,119,056	1,663,848	11,965,205	41,885,384	2,770,683
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	199,443	2,723,349	8,414,862	3,425,979	3,556,605	4,659,380	1,663,848	11,965,205	41,885,384	2,770,683
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	28	9,121	3,018	3,032	48,269	1,176	221	9,089	40,430	498
Other assets	3	2	—	2	1	—	1	1	—	—
Total assets	199,474	2,732,472	8,417,880	3,429,013	3,604,875	4,660,556	1,664,070	11,974,295	41,925,814	2,771,181
Liabilities:
Due to Sponsor Company	28	9,121	3,018	3,032	48,269	1,176	221	9,089	40,430	498
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	—	1
Total liabilities	28	9,121	3,018	3,032	48,269	1,177	221	9,089	40,430	499
Net assets:
For contract liabilities	$199,446	$2,723,351	$8,414,862	$3,425,981	$3,556,606	$4,659,379	$1,663,849	11,965,206	$41,885,384	$2,770,682

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	199,446	113,554	6,558,437	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	2,609,797	1,856,425	3,425,981	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	1,098,539	2,540,324	—	—	—	—
class S2	—	—	—	—	2,458,067	2,119,055	1,663,849	11,965,206	41,885,384	2,770,682
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$199,446	$2,723,351	$8,414,862	$3,425,981	$3,556,606	$4,659,379	$1,663,849	$11,965,206	$41,885,384	$2,770,682

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	36,262	8,803	491,269	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	203,097	183,260	845,921	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	78,579	96,885	—	—	—	—
class S2	—	—	—	—	179,029	84,190	30,806	268,038	1,179,870	155,919
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	36,262	211,900	674,529	845,921	257,608	181,075	30,806	268,038	1,179,870	155,919

Cost	$265,605	$3,159,152	$13,944,158	$6,462,432	$3,931,498	$3,391,190	$2,050,652	12,059,977	$41,815,537	$3,332,806

Deferred contracts in the accumulation period:
Units owned by participants #	14,561	150,638	229,347	82,312	97,125	66,210	50,980	325,690	1,259,343	81,878
Minimum unit fair value #*	$2.502761	$15.168738	$30.306178	$34.692533	$28.288864	$5.309587	$12.275683	$29.824860	$20.709220	$27.992424
Maximum unit fair value #*	$29.609623	$25.914868	$35.473001	$47.631210	$50.311209	$127.482385	$54.865904	$49.120002	$38.165518	$42.925711
Contract liability	$199,446	$2,694,113	$7,946,673	$3,411,529	$3,531,090	$4,539,482	$1,651,396	$11,812,783	$41,430,941	$2,738,519

Contracts in payout (annuitization) period:
Units owned by participants #	—	1,632	13,338	351	558	1,039	377	4,106	13,233	929
Minimum unit fair value #*	$—	$17.635685	$35.102059	$40.334472	$35.797567	$49.670545	$33.070307	$35.003345	$31.478042	$32.852591
Maximum unit fair value #*	$—	$19.195613	$35.102059	$43.902057	$50.133369	$127.482385	$33.070307	$41.080661	$37.292993	$35.758484
Contract liability	$—	$29,238	$468,189	$14,452	$25,516	$119,897	$12,453	$152,423	$454,443	$32,163

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Large Cap Growth Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Core Equity Fund	Putnam VT Sustainable Leaders Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	6,564,177	1,412,968	2,457,425	1,387,277	10,508,648	7,649,843	2,160,759	9,837,349	1,611,355
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	14,694,793	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	14,694,793	6,564,177	1,412,968	2,457,425	1,387,277	10,508,648	7,649,843	2,160,759	9,837,349	1,611,355
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	4,876	886	166	313	321	5,504	6,758	340	3,540	195
Other assets	—	1	—	—	—	—	2	—	2	1
Total assets	14,699,669	6,565,064	1,413,134	2,457,738	1,387,598	10,514,152	7,656,603	2,161,099	9,840,891	1,611,551
Liabilities:
Due to Sponsor Company	4,876	886	166	313	321	5,504	6,758	340	3,540	195
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	1	1	3	—	1	—	—
Total liabilities	4,876	886	167	314	322	5,507	6,758	341	3,540	195
Net assets:
For contract liabilities	$14,694,793	$6,564,178	$1,412,967	$2,457,424	$1,387,276	$10,508,645	$7,649,845	$2,160,758	$9,837,351	$1,611,356

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	6,564,178	1,412,967	2,457,424	1,387,276	10,508,645	7,649,845	2,160,758	9,837,351	1,611,356
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	14,694,793	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$14,694,793	$6,564,178	$1,412,967	$2,457,424	$1,387,276	$10,508,645	$7,649,845	$2,160,758	$9,837,351	$1,611,356

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	1,411,651	79,114	182,302	117,966	688,189	406,258	54,565	860,660	117,962
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	558,737	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	558,737	1,411,651	79,114	182,302	117,966	688,189	406,258	54,565	860,660	117,962

Cost	$12,224,228	$8,747,153	$1,327,574	$2,017,665	$1,169,854	$10,075,476	$6,647,062	$1,834,344	$10,178,769	$1,404,336

Deferred contracts in the accumulation period:
Units owned by participants #	395,294	294,208	27,234	72,370	125,907	491,152	226,238	41,926	177,324	60,615
Minimum unit fair value #*	$30.745419	$14.108112	$19.897351	$26.977862	$9.072227	$9.945757	$21.896605	$43.243834	$39.236407	$20.449269
Maximum unit fair value #*	$48.477898	$27.140190	$81.837000	$31.274360	$19.162415	$33.896567	$53.303375	$55.720208	$69.301939	$30.595013
Contract liability	$14,500,304	$6,420,338	$1,412,967	$2,129,849	$1,376,843	$10,427,306	$7,593,461	$2,132,603	$9,757,036	$1,611,356

Contracts in payout (annuitization) period:
Units owned by participants #	5,171	6,053	—	11,112	938	2,750	1,587	533	1,307	—
Minimum unit fair value #*	$35.409894	$22.740434	$—	$29.323323	$11.120298	$28.400225	$34.582059	$52.824779	$58.066304	$—
Maximum unit fair value #*	$38.906363	$25.041019	$—	$30.340565	$11.120298	$31.274077	$38.080668	$52.824779	$63.941266	$—
Contract liability	$194,489	$143,840	$—	$327,575	$10,433	$81,339	$56,384	$28,155	$80,315	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Putnam VT Large Cap Value Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$402,627	$696,012	$54,619	$—	$—
class 2	—	—	—	—	—	—	4,740	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	488,987	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	4,675,238	—	—	—	—	—	—	—	—	—
class II	—	218,775	—	—	—	—	—	—	131,469	—
class INIT	—	—	—	—	—	—	—	—	—	425,837
class S1	—	—	494,403	—	—	—	—	—	—	—
class S2	—	—	6,794,541	13,167,528	77,181	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	4,675,238	218,775	7,288,944	13,167,528	77,181	402,627	700,752	54,619	620,456	425,837
Due from Sponsor Company	—	—	—	—	—	107	—	—	—	—
Receivable for fund shares sold	757	39	84,428	126,777	12	—	1,409	6	76	50
Other assets	—	—	—	—	1	—	—	—	—	—
Total assets	4,675,995	218,814	7,373,372	13,294,305	77,194	402,734	702,161	54,625	620,532	425,887
Liabilities:
Due to Sponsor Company	757	39	84,428	126,777	12	—	1,409	6	76	50
Payable for fund shares purchased	—	—	—	—	—	107	—	—	—	—
Other liabilities	—	—	1	1	—	—	1	2	—	1
Total liabilities	757	39	84,429	126,778	12	107	1,410	8	76	51
Net assets:
For contract liabilities	$4,675,238	$218,775	$7,288,943	$13,167,527	$77,182	$402,627	$700,751	$54,617	$620,456	$425,836

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$402,627	$696,012	$54,617	$—	$—
class 2	—	—	—	—	—	—	4,739	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	488,987	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	4,675,238	—	—	—	—	—	—	—	—	—
class II	—	218,775	—	—	—	—	—	—	131,469	—
class INIT	—	—	—	—	—	—	—	—	—	425,836
class S1	—	—	494,403	—	—	—	—	—	—	—
class S2	—	—	6,794,540	13,167,527	77,182	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,675,238	$218,775	$7,288,943	$13,167,527	$77,182	$402,627	$700,751	$54,617	$620,456	$425,836

Shares:
class 1	—	—	—	—	—	213,030	82,957	2,104	—	—
class 2	—	—	—	—	—	—	603	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	80,031	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	162,222	—	—	—	—	—	—	—	—	—
class II	—	13,513	—	—	—	—	—	—	21,766	—
class INIT	—	—	—	—	—	—	—	—	—	15,390
class S1	—	—	26,214	—	—	—	—	—	—	—
class S2	—	—	360,071	672,499	1,450	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	162,222	13,513	386,285	672,499	1,450	213,030	83,560	2,104	101,797	15,390

Cost	$3,768,950	$218,567	$7,606,567	$10,967,050	$66,678	$544,822	$799,294	$47,836	$788,697	$379,684

Deferred contracts in the accumulation period:
Units owned by participants #	90,606	49,192	198,280	299,308	1,557	228,306	23,001	1,470	42,920	17,369
Minimum unit fair value #*	$42.999259	$3.479669	$3.756620	$35.400481	$44.235475	$1.251053	$3.753016	$35.690301	$12.970446	$22.794576
Maximum unit fair value #*	$57.278787	$44.471179	$46.339756	$50.341058	$53.225028	$16.904757	$33.327879	$37.961169	$14.620637	$24.809699
Contract liability	$4,624,103	$218,775	$7,200,452	$12,939,867	$77,182	$399,385	$689,110	$54,617	$618,740	$425,836

Contracts in payout (annuitization) period:
Units owned by participants #	948	—	2,094	4,950	—	1,449	371	—	117	—
Minimum unit fair value #*	$53.923375	$—	$38.507256	$41.723076	$—	$1.397182	$31.370693	$—	$14.620637	$—
Maximum unit fair value #*	$53.923375	$—	$43.838910	$50.341058	$—	$2.487019	$31.370693	$—	$14.620637	$—
Contract liability	$51,135	$—	$88,491	$227,660	$—	$3,242	$11,641	$—	$1,716	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2023

MFS® Massachusetts Investors Growth Stock Portfolio
Sub-Account

Assets:
Investments, at fair value
class 1	$—
class 2	—
class 4	—
class B	—
class I	—
class IA	—
class IB	—
class II	—
class INIT	435,975
class S1	—
class S2	—
class SRV	—
class SRV2	—
class VC	—
Total investments	435,975
Due from Sponsor Company	—
Receivable for fund shares sold	55
Other assets	—
Total assets	436,030
Liabilities:
Due to Sponsor Company	55
Payable for fund shares purchased	—
Other liabilities	1
Total liabilities	56
Net assets:
For contract liabilities	$435,974

Contract Liabilities:
class 1	$—
class 2	—
class 4	—
class B	—
class I	—
class IA	—
class IB	—
class II	—
class INIT	435,974
class S1	—
class S2	—
class SRV	—
class SRV2	—
class VC	—
Total contract liabilities	$435,974

Shares:
class 1	—
class 2	—
class 4	—
class B	—
class I	—
class IA	—
class IB	—
class II	—
class INIT	19,265
class S1	—
class S2	—
class SRV	—
class SRV2	—
class VC	—
Total shares	19,265

Cost	$383,277

Deferred contracts in the accumulation period:
Units owned by participants #	16,372
Minimum unit fair value #*	$25.562037
Maximum unit fair value #*	$26.967085
Contract liability	$435,974

Contracts in payout (annuitization) period:
Units owned by participants #	—
Minimum unit fair value #*	$—
Maximum unit fair value #*	$—
Contract liability	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2023.
(2) Formerly AB VPS Growth and Income Portfolio. Change effective May 1, 2023.
(3) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(4) Formerly Putnam VT Growth Opportunities Fund. Change effective April 30, 2023.
(5) Formerly Putnam VT Multi-Cap Core Fund. Change effective April 30, 2023.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2023

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Discovery Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Investment income:
Dividends	$45,006	$116,677	$34,332	$—	$9,970	$14,645	$—	$79,193	$772,574	$128,082

Expenses:
Administrative charges	(9,958)	(32,330)	(7,870)	—	—	—	—	—	—	—
Mortality and expense risk charges	(64,953)	(228,973)	(59,079)	(12,472)	(8,874)	(4,141)	(57)	(62,059)	(257,527)	(153,349)
Total expenses	(74,911)	(261,303)	(66,949)	(12,472)	(8,874)	(4,141)	(57)	(62,059)	(257,527)	(153,349)
Net investment income (loss)	(29,905)	(144,626)	(32,617)	(12,472)	1,096	10,504	(57)	17,134	515,047	(25,267)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(267,742)	(546,566)	(57,516)	(36,509)	(8,506)	(8,204)	(3)	133,298	—	(64,892)
Net realized gain distributions	257,871	—	360,965	32,533	—	—	4	334,040	—	809,046
Change in unrealized appreciation (depreciation) during the period	585,748	2,853,766	319,513	104,886	20,299	22,476	965	(189,460)	—	230,599
Net gain (loss) on investments	575,877	2,307,200	622,962	100,910	11,793	14,272	966	277,878	—	974,753
Net increase (decrease) in net assets resulting from operations	$545,972	$2,162,574	$590,345	$88,438	$12,889	$24,776	$909	$295,012	$515,047	$949,486

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$559	$11,001	$35,245	$78,218	$22,736	$1,346	$—	$251,483	$411	$244,739

Expenses:
Administrative charges	—	(1,748)	(11,579)	(6,846)	(2,355)	(614)	(421)	(27,261)	(20,004)	(187,394)
Mortality and expense risk charges	(168)	(20,712)	(175,846)	(103,007)	(27,992)	(8,893)	(2,257)	(204,944)	(138,547)	(1,238,661)
Total expenses	(168)	(22,460)	(187,425)	(109,853)	(30,347)	(9,507)	(2,678)	(232,205)	(158,551)	(1,426,055)
Net investment income (loss)	391	(11,459)	(152,180)	(31,635)	(7,611)	(8,161)	(2,678)	19,278	(158,140)	(1,181,316)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(141)	29,815	200,717	150,643	(18,469)	(8,465)	(4,064)	67,529	293,773	2,917,381
Net realized gain distributions	—	98,633	551,747	312,773	—	6,923	21,383	431,542	489,545	3,509,924
Change in unrealized appreciation (depreciation) during the period	374	121,001	2,411,288	813,966	254,268	78,263	43,323	710,188	2,439,930	20,970,016
Net gain (loss) on investments	233	249,449	3,163,752	1,277,382	235,799	76,721	60,642	1,209,259	3,223,248	27,397,321
Net increase (decrease) in net assets resulting from operations	$624	$237,990	$3,011,572	$1,245,747	$228,188	$68,560	$57,964	$1,228,537	$3,065,108	$26,216,005

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$81,454	$17,106	$2,017	$—	$12	$45,490	$36,118	$4,792	$10,784	$224,146

Expenses:
Administrative charges	(41,619)	(4,060)	—	(1,169)	—	(1,254)	(2,711)	(276)	(404)	(23,160)
Mortality and expense risk charges	(290,442)	(29,768)	(20,790)	(14,955)	(29)	(15,200)	(30,997)	(3,709)	(5,712)	(166,010)
Total expenses	(332,061)	(33,828)	(20,790)	(16,124)	(29)	(16,454)	(33,708)	(3,985)	(6,116)	(189,170)
Net investment income (loss)	(250,607)	(16,722)	(18,773)	(16,124)	(17)	29,036	2,410	807	4,668	34,976

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(66,375)	40,510	62,938	(53,673)	(21)	(51,155)	(15,326)	(1,851)	(1,650)	27,381
Net realized gain distributions	610,347	73,251	87,066	—	157	—	166,281	155	—	349,297
Change in unrealized appreciation (depreciation) during the period	2,377,432	228,590	222,413	265,941	214	81,851	54,976	21,972	54,251	1,098,372
Net gain (loss) on investments	2,921,404	342,351	372,417	212,268	350	30,696	205,931	20,276	52,601	1,475,050
Net increase (decrease) in net assets resulting from operations	$2,670,797	$325,629	$353,644	$196,144	$333	$59,732	$208,341	$21,083	$57,269	$1,510,026

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,294,233	$109,819	$1,529,056	$525,397	$235,302	$1,152	$411,844	$—	$—	$87,005

Expenses:
Administrative charges	(186,736)	—	(191,935)	(123,767)	(38,439)	—	(61,039)	—	(9,829)	(13,535)
Mortality and expense risk charges	(1,171,966)	(194,404)	(1,298,596)	(888,799)	(256,326)	(40,753)	(426,904)	(118,934)	(70,660)	(92,272)
Total expenses	(1,358,702)	(194,404)	(1,490,531)	(1,012,566)	(294,765)	(40,753)	(487,943)	(118,934)	(80,489)	(105,807)
Net investment income (loss)	1,935,531	(84,585)	38,525	(487,169)	(59,463)	(39,601)	(76,099)	(118,934)	(80,489)	(18,802)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,282,079)	(92,812)	17,566	1,234,087	731	(157,515)	49,799	(471,841)	(183,311)	429,047
Net realized gain distributions	—	219,119	8,734,135	421,606	—	191,107	—	—	—	326,610
Change in unrealized appreciation (depreciation) during the period	6,406,135	2,141,243	3,050,376	10,512,927	2,041,223	328,644	1,138,895	1,745,847	1,066,139	(342,223)
Net gain (loss) on investments	3,124,056	2,267,550	11,802,077	12,168,620	2,041,954	362,236	1,188,694	1,274,006	882,828	413,434
Net increase (decrease) in net assets resulting from operations	$5,059,587	$2,182,965	$11,840,602	$11,681,451	$1,982,491	$322,635	$1,112,595	$1,155,072	$802,339	$394,632

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$26,344	$21,792	$481,511	$257,482	$—	$1,945	$37,455	$140	$99,554	$20,188

Expenses:
Administrative charges	(8,941)	(5,144)	(18,546)	(54,481)	(631)	(297)	(2,374)	—	—	(823)
Mortality and expense risk charges	(54,146)	(33,734)	(124,179)	(348,296)	(6,269)	(4,827)	(32,221)	(98)	(113,226)	(15,983)
Total expenses	(63,087)	(38,878)	(142,725)	(402,777)	(6,900)	(5,124)	(34,595)	(98)	(113,226)	(16,806)
Net investment income (loss)	(36,743)	(17,086)	338,786	(145,295)	(6,900)	(3,179)	2,860	42	(13,672)	3,382

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(46,639)	(696)	(228,461)	236,680	712	9,965	10,788	232	101,457	1,009
Net realized gain distributions	133,862	152,585	—	560,627	34,465	14,968	78,009	703	291,527	56,901
Change in unrealized appreciation (depreciation) during the period	522,597	233,936	353,712	2,421,389	96,517	19,303	61,208	(325)	1,183,708	26,869
Net gain (loss) on investments	609,820	385,825	125,251	3,218,696	131,694	44,236	150,005	610	1,576,692	84,779
Net increase (decrease) in net assets resulting from operations	$573,077	$368,739	$464,037	$3,073,401	$124,794	$41,057	$152,865	$652	$1,563,020	$88,161

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund
	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account

Investment income:
Dividends	$54,795	$16,330	$42,170	$—	$—	$15,317	$57,822	$1,595	$—	$—

Expenses:
Administrative charges	(1,047)	(284)	(5,018)	—	(5,894)	(5,841)	(6,593)	(262)	(2,984)	(21,651)
Mortality and expense risk charges	(12,554)	(2,969)	(38,460)	(108,909)	(41,276)	(48,285)	(67,505)	(4,234)	(24,535)	(149,939)
Total expenses	(13,601)	(3,253)	(43,478)	(108,909)	(47,170)	(54,126)	(74,098)	(4,496)	(27,519)	(171,590)
Net investment income (loss)	41,194	13,077	(1,308)	(108,909)	(47,170)	(38,809)	(16,276)	(2,901)	(27,519)	(171,590)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(444,735)	(9,628)	(105,079)	(1,270,043)	(2,339,746)	(39,672)	229,146	(71,960)	(160,056)	(438,821)
Net realized gain distributions	—	—	47,160	—	—	705,732	334,075	16,740	—	—
Change in unrealized appreciation (depreciation) during the period	436,029	14,708	322,924	4,238,450	3,436,700	(193,178)	(38,270)	84,408	370,415	3,885,627
Net gain (loss) on investments	(8,706)	5,080	265,005	2,968,407	1,096,954	472,882	524,951	29,188	210,359	3,446,806
Net increase (decrease) in net assets resulting from operations	$32,488	$18,157	$263,697	$2,859,498	$1,049,784	$434,073	$508,675	$26,287	$182,840	$3,275,216

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Large Cap Growth Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Core Equity Fund	Putnam VT Sustainable Leaders Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account

Investment income:
Dividends	$—	$12,831	$129,944	$411,296	$20,802	$—	$21,890	$3,729	$37,581	$12,114

Expenses:
Administrative charges	(77,494)	(4,811)	(26,946)	(12,737)	(2,541)	—	—	(19,711)	(13,650)	—
Mortality and expense risk charges	(507,140)	(40,995)	(187,807)	(87,376)	(16,948)	(32,179)	(18,089)	(139,120)	(95,725)	(30,790)
Total expenses	(584,634)	(45,806)	(214,753)	(100,113)	(19,489)	(32,179)	(18,089)	(158,831)	(109,375)	(30,790)
Net investment income (loss)	(584,634)	(32,975)	(84,809)	311,183	1,313	(32,179)	3,801	(155,102)	(71,794)	(18,676)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(312,033)	(135,599)	207,473	(439,424)	(10,687)	22,519	46,976	(146,545)	51,799	34,483
Net realized gain distributions	4,647,214	183,194	—	—	—	28,027	—	—	673,999	74,254
Change in unrealized appreciation (depreciation) during the period	7,517,122	499,180	2,001,087	333,245	213,516	692,649	168,975	1,915,647	1,026,203	396,856
Net gain (loss) on investments	11,852,303	546,775	2,208,560	(106,179)	202,829	743,195	215,951	1,769,102	1,752,001	505,593
Net increase (decrease) in net assets resulting from operations	$11,267,669	$513,800	$2,123,751	$205,004	$204,142	$711,016	$219,752	$1,614,000	$1,680,207	$486,917

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$13,664	$18,914	$96,460	$1,163	$95,610	$200,698	$—	$6,477	$—	$—

Expenses:
Administrative charges	(16,723)	(2,757)	—	—	(13,418)	(23,994)	(67)	—	(8)	—
Mortality and expense risk charges	(127,347)	(19,652)	(69,092)	(4,203)	(97,873)	(183,358)	(821)	(5,590)	(10,855)	(648)
Total expenses	(144,070)	(22,409)	(69,092)	(4,203)	(111,291)	(207,352)	(888)	(5,590)	(10,863)	(648)
Net investment income (loss)	(130,406)	(3,495)	27,368	(3,040)	(15,681)	(6,654)	(888)	887	(10,863)	(648)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(305,374)	11,247	151,486	(1,567)	(35,896)	499,729	(1,581)	(36,088)	(16,677)	84
Net realized gain distributions	1,052,136	—	270,392	8,099	920,290	1,445,374	1,119	—	—	4,189
Change in unrealized appreciation (depreciation) during the period	1,196,816	247,504	148,647	42,150	(139,532)	(653,451)	15,406	86,666	50,264	7,484
Net gain (loss) on investments	1,943,578	258,751	570,525	48,682	744,862	1,291,652	14,944	50,578	33,587	11,757
Net increase (decrease) in net assets resulting from operations	$1,813,172	$255,256	$597,893	$45,642	$729,181	$1,284,998	$14,056	$51,465	$22,724	$11,109

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2023

	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$16,334	$2,212	$1,241

Expenses:
Administrative charges	—	—	—
Mortality and expense risk charges	(9,793)	(5,868)	(5,990)
Total expenses	(9,793)	(5,868)	(5,990)
Net investment income (loss)	6,541	(3,656)	(4,749)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(25,212)	1,317	3,098
Net realized gain distributions	92,485	19,733	21,473
Change in unrealized appreciation (depreciation) during the period	(56,865)	60,430	55,264
Net gain (loss) on investments	10,408	81,480	79,835
Net increase (decrease) in net assets resulting from operations	$16,949	$77,824	$75,086

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2023.
(2) Formerly AB VPS Growth and Income Portfolio. Change effective May 1, 2023.
(3) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(4) Liquidated as of July 28, 2023.
(5) Liquidated as of September 18, 2023.
(6) Formerly Putnam VT Growth Opportunities Fund. Change effective April 30, 2023.
(7) Formerly Putnam VT Multi-Cap Core Fund. Change effective April 30, 2023.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2023

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Discovery Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)

Operations:
Net investment income (loss)	$(29,905)	$(144,626)	$(32,617)	$(12,472)	$1,096	$10,504	$(57)	$17,134	$515,047	$(25,267)
Net realized gain (loss) on security transactions	(267,742)	(546,566)	(57,516)	(36,509)	(8,506)	(8,204)	(3)	133,298	—	(64,892)
Net realized gain distributions	257,871	—	360,965	32,533	—	—	4	334,040	—	809,046
Change in unrealized appreciation (depreciation) during the period	585,748	2,853,766	319,513	104,886	20,299	22,476	965	(189,460)	—	230,599
Net increase (decrease) in net assets resulting from operations	545,972	2,162,574	590,345	88,438	12,889	24,776	909	295,012	515,047	949,486

Unit transactions:
Purchases	15,774	56,240	34,510	276	—	—	—	22,822	15,074	48,769
Net transfers	(275,752)	(1,338,069)	(91,064)	(3,361)	175,689	(35,557)	(349)	(146,634)	7,295,345	(228,622)
Surrenders for benefit payments and fees	(380,033)	(1,607,147)	(272,246)	(93,482)	(44,440)	(15,465)	(237)	(438,121)	(4,545,621)	(929,603)
Other transactions	(3)	147	68	—	—	1	—	1	2,108	(308)
Death benefits	(177,728)	(490,595)	(6,859)	1,171	(26,617)	—	—	(62,644)	(736,096)	(318,960)
Net annuity transactions	(10,289)	32,139	1,688	873	—	(561)	—	(2,608)	22,587	10,202
Net increase (decrease) in net assets resulting from unit transactions	(828,031)	(3,347,285)	(333,903)	(94,523)	104,632	(51,582)	(586)	(627,184)	2,053,397	(1,418,522)
Net increase (decrease) in net assets	(282,059)	(1,184,711)	256,442	(6,085)	117,521	(26,806)	323	(332,172)	2,568,444	(469,036)

Net assets:
Beginning of period	5,387,445	18,091,335	4,252,546	864,584	378,654	337,766	5,783	4,500,666	14,907,266	10,502,854
End of period	$5,105,386	$16,906,624	$4,508,988	$858,499	$496,175	$310,960	$6,106	$4,168,494	$17,475,710	$10,033,818

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$391	$(11,459)	$(152,180)	$(31,635)	$(7,611)	$(8,161)	$(2,678)	$19,278	$(158,140)	$(1,181,316)
Net realized gain (loss) on security transactions	(141)	29,815	200,717	150,643	(18,469)	(8,465)	(4,064)	67,529	293,773	2,917,381
Net realized gain distributions	—	98,633	551,747	312,773	—	6,923	21,383	431,542	489,545	3,509,924
Change in unrealized appreciation (depreciation) during the period	374	121,001	2,411,288	813,966	254,268	78,263	43,323	710,188	2,439,930	20,970,016
Net increase (decrease) in net assets resulting from operations	624	237,990	3,011,572	1,245,747	228,188	68,560	57,964	1,228,537	3,065,108	26,216,005

Unit transactions:
Purchases	—	20,241	21,748	15,737	—	8,320	14,938	132,718	84,723	339,922
Net transfers	1,422	(29,335)	(107,949)	64,623	10,172	(1,750)	6,486	68,838	(736,835)	(2,673,725)
Surrenders for benefit payments and fees	(699)	(148,943)	(763,409)	(473,698)	(112,194)	(22,585)	(5,044)	(1,455,620)	(858,266)	(8,973,482)
Other transactions	—	15	3	8	390	10	(3)	(91)	4,024	2,207
Death benefits	—	(62,036)	(197,737)	(337,871)	(45,359)	(21,601)	(14,938)	(603,074)	(189,839)	(2,134,367)
Net annuity transactions	—	—	(2,137)	(15,752)	(6,188)	(1,484)	—	(38,507)	(43,961)	(87,666)
Net increase (decrease) in net assets resulting from unit transactions	723	(220,058)	(1,049,481)	(746,953)	(153,179)	(39,090)	1,439	(1,895,736)	(1,740,154)	(13,527,111)
Net increase (decrease) in net assets	1,347	17,932	1,962,091	498,794	75,009	29,470	59,403	(667,199)	1,324,954	12,688,894

Net assets:
Beginning of period	16,178	1,261,849	8,927,068	5,652,887	1,716,554	506,628	182,934	15,643,912	9,516,277	89,790,676
End of period	$17,525	$1,279,781	$10,889,159	$6,151,681	$1,791,563	$536,098	$242,337	$14,976,713	$10,841,231	$102,479,570

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(250,607)	$(16,722)	$(18,773)	$(16,124)	$(17)	$29,036	$2,410	$807	$4,668	$34,976
Net realized gain (loss) on security transactions	(66,375)	40,510	62,938	(53,673)	(21)	(51,155)	(15,326)	(1,851)	(1,650)	27,381
Net realized gain distributions	610,347	73,251	87,066	—	157	—	166,281	155	—	349,297
Change in unrealized appreciation (depreciation) during the period	2,377,432	228,590	222,413	265,941	214	81,851	54,976	21,972	54,251	1,098,372
Net increase (decrease) in net assets resulting from operations	2,670,797	325,629	353,644	196,144	333	59,732	208,341	21,083	57,269	1,510,026

Unit transactions:
Purchases	55,780	1,200	—	—	—	—	—	—	—	192,700
Net transfers	(118,718)	(262,641)	(466,086)	(4,072)	77	(34,443)	12,514	8,967	11,696	84,212
Surrenders for benefit payments and fees	(1,732,025)	(225,240)	(111,561)	(77,825)	(119)	(100,914)	(114,759)	(9,700)	(29,387)	(1,338,374)
Other transactions	500	(2)	(1)	9	—	3	10	—	6	1,095
Death benefits	(703,320)	(80,568)	(53,872)	(25,718)	—	(46,230)	(26,953)	(4,242)	—	(477,200)
Net annuity transactions	(26,976)	—	—	(1,123)	—	(12,774)	(4,798)	(1,235)	(1,854)	(27,164)
Net increase (decrease) in net assets resulting from unit transactions	(2,524,759)	(567,251)	(631,520)	(108,729)	(42)	(194,358)	(133,986)	(6,210)	(19,539)	(1,564,731)
Net increase (decrease) in net assets	146,038	(241,622)	(277,876)	87,415	291	(134,626)	74,355	14,873	37,730	(54,705)

Net assets:
Beginning of period	22,090,441	2,283,601	1,587,952	858,379	2,837	1,056,222	1,939,098	207,742	314,247	12,510,095
End of period	$22,236,479	$2,041,979	$1,310,076	$945,794	$3,128	$921,596	$2,013,453	$222,615	$351,977	$12,455,390

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,935,531	$(84,585)	$38,525	$(487,169)	$(59,463)	$(39,601)	$(76,099)	$(118,934)	$(80,489)	$(18,802)
Net realized gain (loss) on security transactions	(3,282,079)	(92,812)	17,566	1,234,087	731	(157,515)	49,799	(471,841)	(183,311)	429,047
Net realized gain distributions	—	219,119	8,734,135	421,606	—	191,107	—	—	—	326,610
Change in unrealized appreciation (depreciation) during the period	6,406,135	2,141,243	3,050,376	10,512,927	2,041,223	328,644	1,138,895	1,745,847	1,066,139	(342,223)
Net increase (decrease) in net assets resulting from operations	5,059,587	2,182,965	11,840,602	11,681,451	1,982,491	322,635	1,112,595	1,155,072	802,339	394,632

Unit transactions:
Purchases	681,144	81,078	394,316	144,737	84,067	4,423	227,807	36,057	10,637	39,179
Net transfers	4,921,487	(248,888)	(850,625)	(1,581,510)	9,379	21,340	1,340,106	228,239	35,775	(559,393)
Surrenders for benefit payments and fees	(11,208,283)	(1,252,108)	(9,659,773)	(6,041,645)	(2,235,911)	(284,259)	(2,995,435)	(661,780)	(425,226)	(696,488)
Other transactions	8,674	4,609	5,025	4,353	2,530	(2)	(10)	1,609	(39)	1
Death benefits	(2,935,891)	(280,340)	(3,403,593)	(1,987,698)	(497,746)	(22,847)	(1,422,897)	(309,383)	(211,861)	(224,148)
Net annuity transactions	(187,474)	(94,203)	(525,154)	(15,957)	(37,667)	(7,650)	44,439	(53,641)	(28,450)	7,539
Net increase (decrease) in net assets resulting from unit transactions	(8,720,343)	(1,789,852)	(14,039,804)	(9,477,720)	(2,675,348)	(288,995)	(2,805,990)	(758,899)	(619,164)	(1,433,310)
Net increase (decrease) in net assets	(3,660,756)	393,113	(2,199,202)	2,203,731	(692,857)	33,640	(1,693,395)	396,173	183,175	(1,038,678)

Net assets:
Beginning of period	99,427,786	12,933,618	104,118,866	64,883,100	20,802,922	2,670,769	32,318,630	7,930,393	5,197,611	7,834,361
End of period	$95,767,030	$13,326,731	$101,919,664	$67,086,831	$20,110,065	$2,704,409	$30,625,235	$8,326,566	$5,380,786	$6,795,683

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(36,743)	$(17,086)	$338,786	$(145,295)	$(6,900)	$(3,179)	$2,860	$42	$(13,672)	$3,382
Net realized gain (loss) on security transactions	(46,639)	(696)	(228,461)	236,680	712	9,965	10,788	232	101,457	1,009
Net realized gain distributions	133,862	152,585	—	560,627	34,465	14,968	78,009	703	291,527	56,901
Change in unrealized appreciation (depreciation) during the period	522,597	233,936	353,712	2,421,389	96,517	19,303	61,208	(325)	1,183,708	26,869
Net increase (decrease) in net assets resulting from operations	573,077	368,739	464,037	3,073,401	124,794	41,057	152,865	652	1,563,020	88,161

Unit transactions:
Purchases	1,200	—	106,558	116,632	—	—	—	—	10,267	25,266
Net transfers	(23,914)	(81,054)	128,037	149,411	(9,399)	(4,401)	(12,714)	50	306,973	20
Surrenders for benefit payments and fees	(438,723)	(126,284)	(1,076,588)	(2,993,917)	(16,337)	(33,719)	(182,603)	(413)	(590,441)	(141,488)
Other transactions	(2)	1	(3)	186	(2)	(1)	(1)	—	1,861	—
Death benefits	(123,416)	(26,313)	(278,582)	(726,458)	—	—	(21,489)	—	(56,873)	(37,263)
Net annuity transactions	(8,253)	(2,672)	(19,769)	(23,162)	—	—	(59,967)	—	(30,150)	(7,818)
Net increase (decrease) in net assets resulting from unit transactions	(593,108)	(236,322)	(1,140,347)	(3,477,308)	(25,738)	(38,121)	(276,774)	(363)	(358,363)	(161,283)
Net increase (decrease) in net assets	(20,031)	132,417	(676,310)	(403,907)	99,056	2,936	(123,909)	289	1,204,657	(73,122)

Net assets:
Beginning of period	4,722,202	2,647,286	10,135,545	28,737,636	391,974	265,197	2,035,023	10,118	6,763,700	1,136,534
End of period	$4,702,171	$2,779,703	$9,459,235	$28,333,729	$491,030	$268,133	$1,911,114	$10,407	$7,968,357	$1,063,412

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund
	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$41,194	$13,077	$(1,308)	$(108,909)	$(47,170)	$(38,809)	$(16,276)	$(2,901)	$(27,519)	$(171,590)
Net realized gain (loss) on security transactions	(444,735)	(9,628)	(105,079)	(1,270,043)	(2,339,746)	(39,672)	229,146	(71,960)	(160,056)	(438,821)
Net realized gain distributions	—	—	47,160	—	—	705,732	334,075	16,740	—	—
Change in unrealized appreciation (depreciation) during the period	436,029	14,708	322,924	4,238,450	3,436,700	(193,178)	(38,270)	84,408	370,415	3,885,627
Net increase (decrease) in net assets resulting from operations	32,488	18,157	263,697	2,859,498	1,049,784	434,073	508,675	26,287	182,840	3,275,216

Unit transactions:
Purchases	—	—	1,903	29,287	29,866	3,085	—	—	300	47,987
Net transfers	(1,429,558)	4,011	(25,870)	(16,227)	(37,085)	(64,411)	32,010	(302,478)	(101,961)	(321,346)
Surrenders for benefit payments and fees	(145,092)	(20,019)	(241,580)	(793,627)	(223,673)	(344,026)	(537,502)	(50,040)	(108,523)	(929,136)
Other transactions	40	3	—	37	—	537	43	1	(5)	82
Death benefits	(27,821)	—	(19,809)	(168,230)	(64,381)	(66,728)	(83,643)	—	(121,312)	(291,557)
Net annuity transactions	(45,584)	—	(4,379)	(121,355)	(720)	(4,006)	(74,709)	—	(8,496)	(61,177)
Net increase (decrease) in net assets resulting from unit transactions	(1,648,015)	(16,005)	(289,735)	(1,070,115)	(295,993)	(475,549)	(663,801)	(352,517)	(339,997)	(1,555,147)
Net increase (decrease) in net assets	(1,615,527)	2,152	(26,038)	1,789,383	753,791	(41,476)	(155,126)	(326,230)	(157,157)	1,720,069

Net assets:
Beginning of period	1,615,527	197,294	2,749,389	6,625,479	2,672,190	3,598,082	4,814,505	326,230	1,821,006	10,245,137
End of period	$—	$199,446	$2,723,351	$8,414,862	$3,425,981	$3,556,606	$4,659,379	$—	$1,663,849	$11,965,206

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Large Cap Growth Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Core Equity Fund	Putnam VT Sustainable Leaders Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account

Operations:
Net investment income (loss)	$(584,634)	$(32,975)	$(84,809)	$311,183	$1,313	$(32,179)	$3,801	$(155,102)	$(71,794)	$(18,676)
Net realized gain (loss) on security transactions	(312,033)	(135,599)	207,473	(439,424)	(10,687)	22,519	46,976	(146,545)	51,799	34,483
Net realized gain distributions	4,647,214	183,194	—	—	—	28,027	—	—	673,999	74,254
Change in unrealized appreciation (depreciation) during the period	7,517,122	499,180	2,001,087	333,245	213,516	692,649	168,975	1,915,647	1,026,203	396,856
Net increase (decrease) in net assets resulting from operations	11,267,669	513,800	2,123,751	205,004	204,142	711,016	219,752	1,614,000	1,680,207	486,917

Unit transactions:
Purchases	92,580	882	39,988	70,874	600	—	—	16,247	57,305	—
Net transfers	(1,463,230)	(30,926)	293,425	204,455	(52,870)	307,329	(29,411)	(741,218)	(182,421)	(273,124)
Surrenders for benefit payments and fees	(3,957,470)	(275,289)	(1,249,939)	(677,842)	(86,534)	(155,518)	(179,134)	(904,994)	(542,949)	(267,563)
Other transactions	846	(1)	(76)	(1)	(2)	—	(1)	84	(175)	(1)
Death benefits	(1,367,314)	(71,619)	(396,968)	(263,395)	(47,102)	(6,440)	(51,214)	(217,485)	(289,029)	(70,581)
Net annuity transactions	(52,500)	(3,914)	(622)	(42,888)	(32,342)	(80,264)	(1,295)	29,496	(44,442)	(3,284)
Net increase (decrease) in net assets resulting from unit transactions	(6,747,088)	(380,867)	(1,314,192)	(708,797)	(218,250)	65,107	(261,055)	(1,817,870)	(1,001,711)	(614,553)
Net increase (decrease) in net assets	4,520,581	132,933	809,559	(503,793)	(14,108)	776,123	(41,303)	(203,870)	678,496	(127,636)

Net assets:
Beginning of period	37,364,803	2,637,749	13,885,234	7,067,971	1,427,075	1,681,301	1,428,579	10,712,515	6,971,349	2,288,394
End of period	$41,885,384	$2,770,682	$14,694,793	$6,564,178	$1,412,967	$2,457,424	$1,387,276	$10,508,645	$7,649,845	$2,160,758

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(130,406)	$(3,495)	$27,368	$(3,040)	$(15,681)	$(6,654)	$(888)	$887	$(10,863)	$(648)
Net realized gain (loss) on security transactions	(305,374)	11,247	151,486	(1,567)	(35,896)	499,729	(1,581)	(36,088)	(16,677)	84
Net realized gain distributions	1,052,136	—	270,392	8,099	920,290	1,445,374	1,119	—	—	4,189
Change in unrealized appreciation (depreciation) during the period	1,196,816	247,504	148,647	42,150	(139,532)	(653,451)	15,406	86,666	50,264	7,484
Net increase (decrease) in net assets resulting from operations	1,813,172	255,256	597,893	45,642	729,181	1,284,998	14,056	51,465	22,724	11,109

Unit transactions:
Purchases	14,358	—	2,550	—	52,988	39,091	—	30	968	—
Net transfers	(19,990)	63,451	(244,478)	(393)	25,698	(220,202)	30,964	(1,481)	96,058	—
Surrenders for benefit payments and fees	(717,873)	(147,470)	(440,346)	(7,186)	(669,429)	(1,235,649)	(202)	(36,644)	(57,568)	(1,285)
Other transactions	205	(2)	(2)	—	942	673	1	(2)	—	(1)
Death benefits	(223,343)	(22,863)	(67,299)	—	(182,007)	(195,397)	—	(3,569)	(21,012)	—
Net annuity transactions	23,635	(38,407)	(80,314)	—	(24,704)	(27,525)	—	(1,201)	2,573	—
Net increase (decrease) in net assets resulting from unit transactions	(923,008)	(145,291)	(829,889)	(7,579)	(796,512)	(1,639,009)	30,763	(42,867)	21,019	(1,286)
Net increase (decrease) in net assets	890,164	109,965	(231,996)	38,063	(67,331)	(354,011)	44,819	8,598	43,743	9,823

Net assets:
Beginning of period	8,947,187	1,501,391	4,907,234	180,712	7,356,274	13,521,538	32,363	394,029	657,008	44,794
End of period	$9,837,351	$1,611,356	$4,675,238	$218,775	$7,288,943	$13,167,527	$77,182	$402,627	$700,751	$54,617

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2023

	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,541	$(3,656)	$(4,749)
Net realized gain (loss) on security transactions	(25,212)	1,317	3,098
Net realized gain distributions	92,485	19,733	21,473
Change in unrealized appreciation (depreciation) during the period	(56,865)	60,430	55,264
Net increase (decrease) in net assets resulting from operations	16,949	77,824	75,086

Unit transactions:
Purchases	—	—	—
Net transfers	(26,552)	1,553	81,440
Net interfund transfers due to corporate actions	—	—	—
Surrenders for benefit payments and fees	(56,949)	(26,211)	(49,145)
Other transactions	—	822	(1)
Death benefits	—	—	(2,604)
Net annuity transactions	(10,149)	(1,898)	—
Net increase (decrease) in net assets resulting from unit transactions	(93,650)	(25,734)	29,690
Net increase (decrease) in net assets	(76,701)	52,090	104,776

Net assets:
Beginning of period	697,157	373,746	331,198
End of period	$620,456	$425,836	$435,974

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2023.
(2) Formerly AB VPS Growth and Income Portfolio. Change effective May 1, 2023.
(3) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(4) Liquidated as of July 28, 2023.
(5) Liquidated as of September 18, 2023.
(6) Formerly Putnam VT Growth Opportunities Fund. Change effective April 30, 2023.
(7) Formerly Putnam VT Multi-Cap Core Fund. Change effective April 30, 2023.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	AB VPS Balanced Hedged Allocation Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$97,241	$484,514	$(36,046)	$(14,099)	$3,180	$11,502	$28	$18,096	$(22,185)	$(52,277)
Net realized gain (loss) on security transactions	(157,630)	(454,521)	64,204	(18,778)	(9,194)	(4,211)	50	211,729	—	252,096
Net realized gain distributions	608,432	—	707,959	160,171	—	—	674	589,385	—	1,817,007
Change in unrealized appreciation (depreciation) during the period	(2,016,682)	(3,241,332)	(1,706,697)	(501,358)	(23,103)	(40,558)	(2,073)	(982,484)	—	(2,786,604)
Net increase (decrease) in net assets resulting from operations	(1,468,639)	(3,211,339)	(970,580)	(374,064)	(29,117)	(33,267)	(1,321)	(163,274)	(22,185)	(769,778)

Unit transactions:
Purchases	—	45,190	11,866	364	—	—	—	—	9,501	29,255
Net transfers	(57,972)	1,485,995	(300,255)	6,705	300,000	88,065	424	286,394	4,474,302	(908,826)
Surrenders for benefit payments and fees	(517,388)	(1,787,702)	(403,643)	(87,476)	(10,170)	(6,112)	(239)	(365,797)	(4,205,705)	(1,052,135)
Other transactions	(10)	404	20	(8)	—	(7)	1	20	234	148
Death benefits	(45,318)	(378,456)	(74,543)	(9,182)	—	—	—	(150,637)	(401,751)	(242,470)
Net annuity transactions	20,996	(12,940)	(3,146)	(423)	—	(628)	—	(95,883)	(104,274)	(4,904)
Net increase (decrease) in net assets resulting from unit transactions	(599,692)	(647,509)	(769,701)	(90,020)	289,830	81,318	186	(325,903)	(227,693)	(2,178,932)
Net increase (decrease) in net assets	(2,068,331)	(3,858,848)	(1,740,281)	(464,084)	260,713	48,051	(1,135)	(489,177)	(249,878)	(2,948,710)

Net assets:
Beginning of period	7,455,776	21,950,183	5,992,827	1,328,668	117,941	289,715	6,918	4,989,843	15,157,144	13,451,564
End of period	$5,387,445	$18,091,335	$4,252,546	$864,584	$378,654	$337,766	$5,783	$4,500,666	$14,907,266	$10,502,854

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$294	$(15,877)	$(167,708)	$(41,558)	$322	$(10,376)	$(2,761)	$11,895	$(127,407)	$(1,270,638)
Net realized gain (loss) on security transactions	(227)	118,879	410,894	195,228	(15,064)	(2,529)	433	189,924	111,317	2,246,247
Net realized gain distributions	209	160,084	1,529,539	623,725	259,772	196,528	48,784	554,159	836,783	5,030,842
Change in unrealized appreciation (depreciation) during the period	(2,954)	(762,987)	(6,088,086)	(2,142,132)	(755,638)	(420,963)	(160,482)	(2,014,151)	(4,307,516)	(42,739,999)
Net increase (decrease) in net assets resulting from operations	(2,678)	(499,901)	(4,315,361)	(1,364,737)	(510,608)	(237,340)	(114,026)	(1,258,173)	(3,486,823)	(36,733,548)

Unit transactions:
Purchases	—	—	2,200	2,200	—	2,200	—	33,079	31,282	648,902
Net transfers	(206)	(292,557)	(515,819)	(198,699)	11,403	8,546	3,775	(598,276)	81,812	319,906
Surrenders for benefit payments and fees	(721)	(155,449)	(682,293)	(578,651)	(93,558)	(19,553)	(12,285)	(1,465,178)	(735,342)	(8,373,786)
Other transactions	—	5	197	138	141	—	—	87	27	342
Death benefits	—	(15,545)	(99,215)	(22,950)	(118)	(17,256)	1,850	(379,241)	(69,354)	(2,459,339)
Net annuity transactions	—	(2,443)	(18,356)	(12,738)	(6,122)	(1,148)	—	(21,378)	(34,770)	93,534
Net increase (decrease) in net assets resulting from unit transactions	(927)	(465,989)	(1,313,286)	(810,700)	(88,254)	(27,211)	(6,660)	(2,430,907)	(726,345)	(9,770,441)
Net increase (decrease) in net assets	(3,605)	(965,890)	(5,628,647)	(2,175,437)	(598,862)	(264,551)	(120,686)	(3,689,080)	(4,213,168)	(46,503,989)

Net assets:
Beginning of period	19,783	2,227,739	14,555,715	7,828,324	2,315,416	771,179	303,620	19,332,992	13,729,445	136,294,665
End of period	$16,178	$1,261,849	$8,927,068	$5,652,887	$1,716,554	$506,628	$182,934	$15,643,912	$9,516,277	$89,790,676

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(313,744)	$(16,135)	$(23,382)	$(18,035)	$(3)	$32,006	$1,543	$2,700	$(5,596)	$34,703
Net realized gain (loss) on security transactions	8,169	74,213	32,766	(23,669)	15	(41,117)	3,357	(4,114)	(5,404)	189,657
Net realized gain distributions	1,638,775	107,698	245,793	256,638	540	—	224,378	17,564	—	1,692,771
Change in unrealized appreciation (depreciation) during the period	(6,069,047)	(400,595)	(751,602)	(715,240)	(914)	(157,196)	(430,613)	(81,274)	(39,015)	(4,204,536)
Net increase (decrease) in net assets resulting from operations	(4,735,847)	(234,819)	(496,425)	(500,306)	(362)	(166,307)	(201,335)	(65,124)	(50,015)	(2,287,405)

Unit transactions:
Purchases	118,544	29,309	10,022	—	—	—	—	2,200	—	990
Net transfers	(452,395)	251,354	(48,296)	(130,840)	(111)	(151,324)	(181)	8,798	(360)	95,424
Surrenders for benefit payments and fees	(1,917,410)	(166,338)	(184,989)	(99,066)	(122)	(72,052)	(95,285)	(6,589)	(13,674)	(899,363)
Other transactions	717	31	—	32	—	2	—	(1)	(1)	—
Death benefits	(449,280)	(120,334)	(21,172)	208	—	(2,399)	(7,254)	2,603	2,888	(215,395)
Net annuity transactions	(38,313)	(1,175)	—	(413)	—	(10,083)	(4,928)	(712)	(1,125)	(78,508)
Net increase (decrease) in net assets resulting from unit transactions	(2,738,137)	(7,153)	(244,435)	(230,079)	(233)	(235,856)	(107,648)	6,299	(12,272)	(1,096,852)
Net increase (decrease) in net assets	(7,473,984)	(241,972)	(740,860)	(730,385)	(595)	(402,163)	(308,983)	(58,825)	(62,287)	(3,384,257)

Net assets:
Beginning of period	29,564,425	2,525,573	2,328,812	1,588,764	3,432	1,458,385	2,248,081	266,567	376,534	15,894,352
End of period	$22,090,441	$2,283,601	$1,587,952	$858,379	$2,837	$1,056,222	$1,939,098	$207,742	$314,247	$12,510,095

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,693,511	$(83,057)	$179,937	$(433,194)	$40,068	$(18,514)	$(472,550)	$(133,164)	$(95,473)	$9,151
Net realized gain (loss) on security transactions	(3,134,945)	22,217	1,696,682	1,937,757	288,527	(62,681)	(168,561)	(311,878)	(83,792)	309,113
Net realized gain distributions	1,308,115	1,843,212	11,685,370	4,067,460	3,878,201	434,722	—	1,812,434	1,037,963	786,956
Change in unrealized appreciation (depreciation) during the period	(19,913,069)	(4,555,611)	(26,480,267)	(23,668,424)	(9,449,005)	(1,294,669)	(29,608)	(5,149,546)	(3,241,587)	(1,678,089)
Net increase (decrease) in net assets resulting from operations	(20,046,388)	(2,773,239)	(12,918,278)	(18,096,401)	(5,242,209)	(941,142)	(670,719)	(3,782,154)	(2,382,889)	(572,869)

Unit transactions:
Purchases	259,670	28,463	700,837	309,812	64,758	1,400	87,677	9,752	51,406	2,849
Net transfers	(366,796)	(29,018)	(2,852,289)	(1,689,588)	907,079	159,997	(1,995,188)	761,726	(58,051)	161,100
Surrenders for benefit payments and fees	(10,717,457)	(1,657,767)	(9,153,865)	(7,824,851)	(2,342,416)	(234,170)	(3,566,386)	(734,371)	(450,572)	(335,188)
Other transactions	630	272	1,457	457	523	(12)	(26)	153	(15)	(576)
Death benefits	(2,723,841)	(132,314)	(2,305,491)	(1,883,770)	(506,709)	(2,619)	(1,016,147)	(77,092)	(52,932)	(142,658)
Net annuity transactions	100,124	51,256	1,421	(63,002)	53,015	(1,855)	(119,207)	43,499	(24,130)	(45,702)
Net increase (decrease) in net assets resulting from unit transactions	(13,447,670)	(1,739,108)	(13,607,930)	(11,150,942)	(1,823,750)	(77,259)	(6,609,277)	3,667	(534,294)	(360,175)
Net increase (decrease) in net assets	(33,494,058)	(4,512,347)	(26,526,208)	(29,247,343)	(7,065,959)	(1,018,401)	(7,279,996)	(3,778,487)	(2,917,183)	(933,044)

Net assets:
Beginning of period	132,921,844	17,445,965	130,645,074	94,130,443	27,868,881	3,689,170	39,598,626	11,708,880	8,114,794	8,767,405
End of period	$99,427,786	$12,933,618	$104,118,866	$64,883,100	$20,802,922	$2,670,769	$32,318,630	$7,930,393	$5,197,611	$7,834,361

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Investors Trust Series	MFS® Total Return Series	MFS® Value Series	BlackRock S&P 500 Index V.I. Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(15,679)	$(17,416)	$303,696	$(59,043)	$(9,025)	$(3,803)	$(2,406)	$15	$(3,555)	$1,619
Net realized gain (loss) on security transactions	25,732	32,217	(198,528)	598,516	64,699	21,405	58,032	448	87,266	14,182
Net realized gain distributions	650,416	390,520	31,118	2,389,792	52,241	36,987	192,899	627	330,293	165,393
Change in unrealized appreciation (depreciation) during the period	(1,422,493)	(904,881)	(1,996,419)	(6,777,647)	(387,224)	(120,122)	(534,402)	(1,931)	(1,986,863)	(294,204)
Net increase (decrease) in net assets resulting from operations	(762,024)	(499,560)	(1,860,133)	(3,848,382)	(279,309)	(65,533)	(285,877)	(841)	(1,572,859)	(113,010)

Unit transactions:
Purchases	3,196	18,042	24,674	274,862	—	—	—	—	158	—
Net transfers	(131,673)	98,228	(171,224)	(1,308,228)	(261,438)	(29,323)	(80,698)	(892)	1,026,340	96,154
Surrenders for benefit payments and fees	(393,770)	(196,109)	(1,293,019)	(2,329,750)	(75,239)	(20,817)	(270,989)	(422)	(614,663)	(91,754)
Other transactions	1	—	1	29	—	1	147	—	10	11
Death benefits	(54,728)	(143,227)	(218,090)	(999,135)	—	—	(6,788)	—	(47,944)	(95)
Net annuity transactions	14,280	(2,909)	3,830	65,272	—	(1,478)	(20,463)	—	(70,902)	(17,830)
Net increase (decrease) in net assets resulting from unit transactions	(562,694)	(225,975)	(1,653,828)	(4,296,950)	(336,677)	(51,617)	(378,791)	(1,314)	292,999	(13,514)
Net increase (decrease) in net assets	(1,324,718)	(725,535)	(3,513,961)	(8,145,332)	(615,986)	(117,150)	(664,668)	(2,155)	(1,279,860)	(126,524)

Net assets:
Beginning of period	6,046,920	3,372,821	13,649,506	36,882,968	1,007,960	382,347	2,699,691	12,273	8,043,560	1,263,058
End of period	$4,722,202	$2,647,286	$10,135,545	$28,737,636	$391,974	$265,197	$2,035,023	$10,118	$6,763,700	$1,136,534

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Emerging Markets Debt Portfolio	Morgan Stanley VIF Emerging Markets Equity Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	Invesco V.I. Equally-Weighted S&P 500 Fund	Morgan Stanley VIF Global Franchise Portfolio	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$37,344	$12,248	$(38,140)	$(148,062)	$(60,904)	$(38,704)	$(39,877)	$(4,880)	$(34,413)	$(183,907)
Net realized gain (loss) on security transactions	(25,286)	(5,746)	(72,941)	(901,067)	(489,640)	67,734	320,269	(2,636)	(21,544)	127,301
Net realized gain distributions	31,181	—	326,006	4,966,695	1,800,200	667,295	273,323	34,508	631,792	4,332,247
Change in unrealized appreciation (depreciation) during the period	(359,522)	(58,388)	(1,252,969)	(15,282,211)	(5,792,708)	(903,174)	(1,368,424)	(106,180)	(1,552,695)	(9,325,241)
Net increase (decrease) in net assets resulting from operations	(316,283)	(51,886)	(1,038,044)	(11,364,645)	(4,543,052)	(206,849)	(814,709)	(79,188)	(976,860)	(5,049,600)

Unit transactions:
Purchases	—	2,200	4,825	—	240	1,170	—	—	300	30,603
Net transfers	(19,792)	464	131,561	(285,338)	477,553	(31,957)	46,235	(165)	(112,301)	579,022
Surrenders for benefit payments and fees	(78,118)	(9,574)	(291,303)	(538,924)	(254,599)	(254,007)	(487,828)	(30,576)	(153,197)	(973,084)
Other transactions	4	1	(4)	115	(87)	(77)	371	—	(8)	91
Death benefits	—	(1,661)	(62,386)	(233,364)	(31,315)	(42,719)	(172,204)	—	(37,498)	(356,690)
Net annuity transactions	(7,636)	—	(18,156)	(240,690)	(3,241)	(3,383)	(42,041)	—	4,097	(45,193)
Net increase (decrease) in net assets resulting from unit transactions	(105,542)	(8,570)	(235,463)	(1,298,201)	188,551	(330,973)	(655,467)	(30,741)	(298,607)	(765,251)
Net increase (decrease) in net assets	(421,825)	(60,456)	(1,273,507)	(12,662,846)	(4,354,501)	(537,822)	(1,470,176)	(109,929)	(1,275,467)	(5,814,851)

Net assets:
Beginning of period	2,037,352	257,750	4,022,896	19,288,325	7,026,691	4,135,904	6,284,681	436,159	3,096,473	16,059,988
End of period	$1,615,527	$197,294	$2,749,389	$6,625,479	$2,672,190	$3,598,082	$4,814,505	$326,230	$1,821,006	$10,245,137

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Sustainable Leaders Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(631,791)	$(21,237)	$(200,477)	$401,609	$(781)	$(32,648)	$12,430	$(1,807)	$(37,473)	$(20,924)
Net realized gain (loss) on security transactions	181,160	20,705	401,256	(500,226)	(6,035)	(8,161)	17,532	(198,289)	251,081	37,816
Net realized gain distributions	7,491,221	1,119,971	1,778,804	162,745	150,102	382,435	56,464	1,218,966	2,160,854	400,003
Change in unrealized appreciation (depreciation) during the period	(26,378,395)	(1,978,101)	(5,184,488)	(365,364)	(454,835)	(1,243,134)	(237,111)	(3,169,015)	(3,972,567)	(1,194,272)
Net increase (decrease) in net assets resulting from operations	(19,337,805)	(858,662)	(3,204,905)	(301,236)	(311,549)	(901,508)	(150,685)	(2,150,145)	(1,598,105)	(777,377)

Unit transactions:
Purchases	370,397	882	27,132	33,790	600	—	1,509	24,294	18,952	1,405
Net transfers	1,824,020	(216,351)	54,649	158,118	89,425	(354,001)	(126,839)	1,052,715	(924,354)	15,734
Surrenders for benefit payments and fees	(3,581,313)	(221,559)	(1,485,177)	(655,967)	(65,989)	(153,539)	(143,223)	(1,036,437)	(508,717)	(223,888)
Other transactions	193	(6)	148	(118)	(4)	(1)	(1)	184	(269)	1
Death benefits	(1,188,243)	(87,659)	(297,779)	(236,701)	(12,108)	707	(27,193)	(254,102)	(84,501)	(74,893)
Net annuity transactions	41,096	(5,941)	15,019	(19,419)	(7,478)	(51,450)	6,576	(18,726)	12,698	22,300
Net increase (decrease) in net assets resulting from unit transactions	(2,533,850)	(530,634)	(1,686,008)	(720,297)	4,446	(558,284)	(289,171)	(232,072)	(1,486,191)	(259,341)
Net increase (decrease) in net assets	(21,871,655)	(1,389,296)	(4,890,913)	(1,021,533)	(307,103)	(1,459,792)	(439,856)	(2,382,217)	(3,084,296)	(1,036,718)

Net assets:
Beginning of period	59,236,458	4,027,045	18,776,147	8,089,504	1,734,178	3,141,093	1,868,435	13,094,732	10,055,645	3,325,112
End of period	$37,364,803	$2,637,749	$13,885,234	$7,067,971	$1,427,075	$1,681,301	$1,428,579	$10,712,515	$6,971,349	$2,288,394

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Large Cap Value Fund	Pioneer Fund VCT Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(147,197)	$(9,540)	$(2,419)	$(3,625)	$(18,129)	$(37,172)	$(720)	$9,690	$(12,701)	$(640)
Net realized gain (loss) on security transactions	(136,544)	20,306	188,918	(1,057)	144,667	764,282	183	(84,977)	(10,995)	330
Net realized gain distributions	1,438,061	142,341	410,141	32,175	738,439	428,185	10,563	—	140,091	9,386
Change in unrealized appreciation (depreciation) during the period	(2,774,347)	(516,241)	(850,488)	(80,846)	(1,522,544)	(1,283,884)	(26,058)	841	(510,108)	(21,866)
Net increase (decrease) in net assets resulting from operations	(1,620,027)	(363,134)	(253,848)	(53,353)	(657,567)	(128,589)	(16,032)	(74,446)	(393,713)	(12,790)

Unit transactions:
Purchases	31,338	14,340	2,550	—	126,721	56,178	—	360	266	—
Net transfers	(453,022)	(103,109)	357,395	(10,509)	7,902	(355,505)	1,332	(69,670)	155,961	—
Surrenders for benefit payments and fees	(944,271)	(107,923)	(353,980)	(7,839)	(923,596)	(1,129,131)	(2,287)	(29,304)	(142,313)	(1,888)
Other transactions	59	(112)	(228)	—	93	175	2	7	41	—
Death benefits	(236,737)	(108,616)	(62,315)	—	(354,683)	(269,864)	(625)	(1,028)	(31,735)	—
Net annuity transactions	(478)	(8,841)	(2,089)	—	(16,676)	(43,008)	—	(1,003)	(7,236)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,603,111)	(314,261)	(58,667)	(18,348)	(1,160,239)	(1,741,155)	(1,578)	(100,638)	(25,016)	(1,888)
Net increase (decrease) in net assets	(3,223,138)	(677,395)	(312,515)	(71,701)	(1,817,806)	(1,869,744)	(17,610)	(175,084)	(418,729)	(14,678)

Net assets:
Beginning of period	12,170,325	2,178,786	5,219,749	252,413	9,174,080	15,391,282	49,973	569,113	1,075,737	59,472
End of period	$8,947,187	$1,501,391	$4,907,234	$180,712	$7,356,274	$13,521,538	$32,363	$394,029	$657,008	$44,794

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF Global Infrastructure Portfolio	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$10,699	$(4,560)	$(5,144)
Net realized gain (loss) on security transactions	(11,007)	2,276	2,397
Net realized gain distributions	44,481	44,435	47,502
Change in unrealized appreciation (depreciation) during the period	(127,096)	(127,753)	(130,803)
Net increase (decrease) in net assets resulting from operations	(82,923)	(85,602)	(86,048)

Unit transactions:
Purchases	—	—	—
Net transfers	(80,369)	(2,931)	(687)
Surrenders for benefit payments and fees	(75,498)	(7,231)	(5,738)
Other transactions	—	—	—
Death benefits	(27,365)	—	—
Net annuity transactions	1,652	—	—
Net increase (decrease) in net assets resulting from unit transactions	(181,580)	(10,162)	(6,425)
Net increase (decrease) in net assets	(264,503)	(95,764)	(92,473)

Net assets:
Beginning of period	961,660	469,510	423,671
End of period	$697,157	$373,746	$331,198

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2023

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Talcott Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Hedged Allocation Portfolio, AB VPS International Value Portfolio, AB VPS Discovery Value Portfolio (Formerly AB VPS Small/Mid Cap Value Portfolio), AB VPS Sustainable International Thematic Portfolio, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. EQV International Equity Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, AB VPS Relative Value Portfolio (Formerly AB VPS Growth and Income Portfolio), American Funds Insurance Series® The Bond Fund of America®, American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® Global Small Capitalization Fund, Allspring VT Discovery All Cap Growth Fund (Formerly Allspring VT Omega Growth Fund), Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio, Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Investors Trust Series, MFS® Total Return Series, MFS® Value Series, BlackRock S&P 500 Index V.I. Fund, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio*, Morgan Stanley VIF Emerging Markets Debt Portfolio, Morgan Stanley VIF Emerging Markets Equity Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund, Invesco V.I. Equally-Weighted S&P 500 Fund, Morgan Stanley VIF Global Franchise Portfolio*, Invesco V.I. Discovery Mid Cap Growth Fund, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Global Fund, Invesco V.I. Main Street Fund®, Invesco V.I. Main Street Small Cap Fund®, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Large Cap Growth Fund (Formerly Putnam VT Growth Opportunities Fund), Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Core Equity Fund (Formerly Putnam VT Multi-Cap Core Fund), Putnam VT Sustainable Leaders Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Large Cap Value Fund, Pioneer Fund VCT Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Opportunity Fund, Morgan Stanley VIF Global Infrastructure Portfolio, MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio.

* During 2023, this Sub-Account was liquidated.
The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2023 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2023, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2023 and 2022.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2019 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2023.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

c) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

d) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Charge maximum of 0.30%
MAV Plus Death Benefit Charge maximum of 0.30%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%

e)Transactions with Related Parties - The Sponsor and its affiliates may receive fees from funds for services provided.

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2023 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Hedged Allocation Portfolio	$337,045	$937,112
AB VPS International Value Portfolio	$1,399,245	$4,891,156
AB VPS Discovery Value Portfolio+	$756,161	$761,717
AB VPS Sustainable International Thematic Portfolio	$120,449	$194,911
Invesco V.I. Government Securities Fund	$189,113	$83,383
Invesco V.I. High Yield Fund	$94,256	$135,333
Invesco V.I. EQV International Equity Fund	$203	$844
Invesco V.I. Diversified Dividend Fund	$443,081	$719,090
Invesco V.I. Government Money Market Fund	$9,752,687	$7,184,265
AB VPS Relative Value Portfolio+	$1,430,672	$2,065,415
American Funds Insurance Series® The Bond Fund of America®	$1,980	$866
American Funds Insurance Series® Global Growth Fund	$116,975	$249,860
American Funds Insurance Series® Growth Fund	$722,805	$1,372,723
American Funds Insurance Series® Growth-Income Fund	$474,899	$940,715
American Funds Insurance Series® International Fund	$67,167	$227,956
American Funds Insurance Series® Global Small Capitalization Fund	$23,174	$63,503
Allspring VT Discovery All Cap Growth Fund+	$43,532	$23,387
Fidelity® VIP Equity-Income Portfolio	$1,454,553	$2,899,468
Fidelity® VIP Growth Portfolio	$1,868,979	$3,277,731
Fidelity® VIP Contrafund® Portfolio	$5,030,916	$16,229,417
Fidelity® VIP Mid Cap Portfolio	$1,114,898	$3,279,915
Fidelity® VIP Value Strategies Portfolio	$313,512	$824,233
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$242,791	$806,017
Franklin Small-Mid Cap Growth VIP Fund	$3,264	$128,117
Franklin Small Cap Value VIP Fund	$404	$306
Franklin Strategic Income VIP Fund	$54,999	$220,320
Franklin Mutual Shares VIP Fund	$233,478	$198,773
Templeton Developing Markets VIP Fund	$52,885	$58,133
Templeton Growth VIP Fund	$48,379	$63,251
Hartford Balanced HLS Fund	$1,140,906	$2,321,362
Hartford Total Return Bond HLS Fund	$9,258,240	$16,043,067
Hartford Capital Appreciation HLS Fund	$611,308	$2,266,631
Hartford Dividend and Growth HLS Fund	$11,736,909	$17,004,048
Hartford Disciplined Equity HLS Fund	$2,217,608	$11,760,891
Hartford International Opportunities HLS Fund	$1,064,175	$3,798,989
Hartford MidCap HLS Fund	$437,643	$575,133
Hartford Ultrashort Bond HLS Fund	$4,315,035	$7,197,133
Hartford Small Company HLS Fund	$601,878	$1,479,711
Hartford SmallCap Growth HLS Fund	$289,273	$988,926
Hartford Stock HLS Fund	$629,285	$1,754,784
Lord Abbett Series Fund - Fundamental Equity Portfolio	$246,793	$742,781
Lord Abbett Series Fund - Dividend Growth Portfolio	$244,107	$344,930
Lord Abbett Series Fund - Bond Debenture Portfolio	$753,897	$1,555,458
Lord Abbett Series Fund - Growth and Income Portfolio	$1,528,303	$4,590,279
MFS® Growth Series	$51,730	$49,905
MFS® Investors Trust Series	$18,182	$44,514
MFS® Total Return Series	$122,348	$318,253
MFS® Value Series	$1,385	$1,002
BlackRock S&P 500 Index V.I. Fund	$1,296,165	$1,376,672
Invesco V.I. Equity and Income Fund	$103,168	$204,167
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	$75,322	$1,682,140
Morgan Stanley VIF Emerging Markets Debt Portfolio	$21,267	$24,196
Morgan Stanley VIF Emerging Markets Equity Portfolio	$262,417	$506,299
Morgan Stanley VIF Growth Portfolio	$89,111	$1,268,135
Morgan Stanley VIF Discovery Portfolio	$1,574,384	$1,917,548
Invesco V.I. American Value Fund	$845,256	$653,882
Invesco V.I. Equally-Weighted S&P 500 Fund	$454,899	$800,901
Morgan Stanley VIF Global Franchise Portfolio+	$18,335	$357,013
Invesco V.I. Discovery Mid Cap Growth Fund	$157,783	$525,301
Invesco V.I. Capital Appreciation Fund	$902,924	$2,629,662
Invesco V.I. Global Fund	$5,559,521	$8,244,024
Invesco V.I. Main Street Fund®	$301,400	$532,048
Invesco V.I. Main Street Small Cap Fund®	$967,443	$2,366,445
Putnam VT Diversified Income Fund	$760,970	$1,158,583
Putnam VT Global Asset Allocation Fund	$52,517	$269,453
Putnam VT Large Cap Growth Fund+	$605,426	$544,472
Putnam VT International Value Fund	$296,126	$553,381
Putnam VT International Equity Fund	$512,338	$2,485,310
Putnam VT Core Equity Fund+	$1,135,084	$1,534,588
Putnam VT Sustainable Leaders Fund	$178,627	$737,603
Putnam VT Small Cap Value Fund	$1,650,490	$1,651,769
Putnam VT George Putnam Balanced Fund	$87,242	$236,028
Putnam VT Large Cap Value Fund	$507,595	$1,039,722
Pioneer Fund VCT Portfolio	$9,536	$12,055
Invesco V.I. Growth and Income Fund	$1,262,729	$1,154,632
Invesco V.I. Comstock Fund	$2,138,833	$2,339,120
Invesco V.I. American Franchise Fund	$58,959	$27,965
Allspring VT International Equity Fund	$32,765	$74,745
Allspring VT Small Cap Growth Fund	$105,373	$95,216
Allspring VT Opportunity Fund	$4,189	$1,932
Morgan Stanley VIF Global Infrastructure Portfolio	$114,549	$109,173
MFS® Core Equity Portfolio	$46,082	$55,738
MFS® Massachusetts Investors Growth Stock Portfolio	$119,574	$73,159

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Hedged Allocation Portfolio	4,646	48,197	(43,551)
AB VPS International Value Portfolio	126,325	461,103	(334,778)
AB VPS Discovery Value Portfolio+	11,185	23,365	(12,180)
AB VPS Sustainable International Thematic Portfolio	8,479	17,691	(9,212)
Invesco V.I. Government Securities Fund	20,661	8,572	12,089
Invesco V.I. High Yield Fund	6,604	12,975	(6,371)
Invesco V.I. EQV International Equity Fund	13	54	(41)
Invesco V.I. Diversified Dividend Fund	2,625	27,548	(24,923)
Invesco V.I. Government Money Market Fund	966,364	754,498	211,866
AB VPS Relative Value Portfolio+	40,205	144,787	(104,582)
American Funds Insurance Series® The Bond Fund of America®	145	71	74
American Funds Insurance Series® Global Growth Fund	197	6,312	(6,115)
American Funds Insurance Series® Growth Fund	2,960	26,743	(23,783)
American Funds Insurance Series® Growth-Income Fund	2,106	21,851	(19,745)
American Funds Insurance Series® International Fund	2,766	13,296	(10,530)
American Funds Insurance Series® Global Small Capitalization Fund	576	1,925	(1,349)
Allspring VT Discovery All Cap Growth Fund+	8,821	8,332	489
Fidelity® VIP Equity-Income Portfolio	30,840	104,860	(74,020)
Fidelity® VIP Growth Portfolio	31,282	65,191	(33,909)
Fidelity® VIP Contrafund® Portfolio	35,939	377,252	(341,313)
Fidelity® VIP Mid Cap Portfolio	13,031	92,007	(78,976)
Fidelity® VIP Value Strategies Portfolio	7,042	26,809	(19,767)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	4,909	24,673	(19,764)
Franklin Small-Mid Cap Growth VIP Fund	144	5,073	(4,929)
Franklin Small Cap Value VIP Fund	8	10	(2)
Franklin Strategic Income VIP Fund	462	9,282	(8,820)
Franklin Mutual Shares VIP Fund	1,167	6,351	(5,184)
Templeton Developing Markets VIP Fund	1,945	2,308	(363)
Templeton Growth VIP Fund	2,018	3,061	(1,043)
Hartford Balanced HLS Fund	154,317	605,096	(450,779)
Hartford Total Return Bond HLS Fund	2,453,024	6,420,022	(3,966,998)
Hartford Capital Appreciation HLS Fund	8,397	64,035	(55,638)
Hartford Dividend and Growth HLS Fund	264,311	2,771,590	(2,507,279)
Hartford Disciplined Equity HLS Fund	343,915	2,319,073	(1,975,158)
Hartford International Opportunities HLS Fund	363,976	1,442,798	(1,078,822)
Hartford MidCap HLS Fund	23,694	52,546	(28,852)
Hartford Ultrashort Bond HLS Fund	3,514,049	5,819,976	(2,305,927)
Hartford Small Company HLS Fund	115,991	282,944	(166,953)
Hartford SmallCap Growth HLS Fund	66,519	212,289	(145,770)
Hartford Stock HLS Fund	67,195	392,496	(325,301)
Lord Abbett Series Fund - Fundamental Equity Portfolio	3,300	23,894	(20,594)
Lord Abbett Series Fund - Dividend Growth Portfolio	2,003	9,124	(7,121)
Lord Abbett Series Fund - Bond Debenture Portfolio	15,590	76,411	(60,821)
Lord Abbett Series Fund - Growth and Income Portfolio	34,059	178,280	(144,221)
MFS® Growth Series	443	1,618	(1,175)
MFS® Investors Trust Series	46	1,746	(1,700)
MFS® Total Return Series	296	11,036	(10,740)
MFS® Value Series	21	33	(12)
BlackRock S&P 500 Index V.I. Fund	60,746	85,586	(24,840)
Invesco V.I. Equity and Income Fund	1,232	7,378	(6,146)
Morgan Stanley VIF Core Plus Fixed Income Portfolio+	3,215	128,469	(125,254)
Morgan Stanley VIF Emerging Markets Debt Portfolio	793	1,383	(590)
Morgan Stanley VIF Emerging Markets Equity Portfolio	9,908	26,939	(17,031)
Morgan Stanley VIF Growth Portfolio	5,534	42,410	(36,876)
Morgan Stanley VIF Discovery Portfolio	44,833	54,569	(9,736)
Invesco V.I. American Value Fund	3,779	18,422	(14,643)
Invesco V.I. Equally-Weighted S&P 500 Fund	892	11,425	(10,533)
Morgan Stanley VIF Global Franchise Portfolio+	—	7,192	(7,192)
Invesco V.I. Discovery Mid Cap Growth Fund	5,288	16,722	(11,434)
Invesco V.I. Capital Appreciation Fund	32,914	79,251	(46,337)
Invesco V.I. Global Fund	34,648	266,887	(232,239)
Invesco V.I. Main Street Fund®	3,234	15,697	(12,463)
Invesco V.I. Main Street Small Cap Fund®	27,778	66,443	(38,665)
Putnam VT Diversified Income Fund	16,778	51,353	(34,575)
Putnam VT Global Asset Allocation Fund	1,429	5,367	(3,938)
Putnam VT Large Cap Growth Fund+	22,753	20,543	2,210
Putnam VT International Value Fund	27,127	53,013	(25,886)
Putnam VT International Equity Fund	24,212	120,357	(96,145)
Putnam VT Core Equity Fund+	15,273	48,099	(32,826)
Putnam VT Sustainable Leaders Fund	1,879	15,011	(13,132)
Putnam VT Small Cap Value Fund	13,312	31,491	(18,179)
Putnam VT George Putnam Balanced Fund	2,685	8,731	(6,046)
Putnam VT Large Cap Value Fund	3,128	20,868	(17,740)
Pioneer Fund VCT Portfolio	87	1,791	(1,704)
Invesco V.I. Growth and Income Fund	6,715	27,881	(21,166)
Invesco V.I. Comstock Fund	13,394	53,665	(40,271)
Invesco V.I. American Franchise Fund	1,225	581	644
Allspring VT International Equity Fund	12,426	44,221	(31,795)
Allspring VT Small Cap Growth Fund	3,758	2,709	1,049
Allspring VT Opportunity Fund	—	38	(38)
Morgan Stanley VIF Global Infrastructure Portfolio	436	7,320	(6,884)
MFS® Core Equity Portfolio	1,078	2,257	(1,179)
MFS® Massachusetts Investors Growth Stock Portfolio	3,964	2,798	1,166
+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Hedged Allocation Portfolio	17,354	48,029	(30,675)
AB VPS International Value Portfolio	202,756	257,956	(55,200)
AB VPS Small/Mid Cap Value Portfolio	1,589	26,102	(24,513)
AB VPS Sustainable International Thematic Portfolio	9,270	17,565	(8,295)
Invesco V.I. Government Securities Fund	43,113	12,712	30,401
Invesco V.I. High Yield Fund	12,283	2,865	9,418
Invesco V.I. EQV International Equity Fund	39	24	15
Invesco V.I. Diversified Dividend Fund	14,392	26,882	(12,490)
Invesco V.I. Government Money Market Fund	707,901	729,888	(21,987)
AB VPS Growth and Income Portfolio	24,513	188,252	(163,739)
American Funds Insurance Series® The Bond Fund of America®	89	182	(93)
American Funds Insurance Series® Global Growth Fund	360	14,277	(13,917)
American Funds Insurance Series® Growth Fund	858	31,572	(30,714)
American Funds Insurance Series® Growth-Income Fund	1,763	24,049	(22,286)
American Funds Insurance Series® International Fund	4,803	9,902	(5,099)
American Funds Insurance Series® Global Small Capitalization Fund	377	1,282	(905)
Allspring VT Omega Growth Fund	2,357	4,952	(2,595)
Fidelity® VIP Equity-Income Portfolio	23,085	117,368	(94,283)
Fidelity® VIP Growth Portfolio	11,023	26,678	(15,655)
Fidelity® VIP Contrafund® Portfolio	70,823	334,191	(263,368)
Fidelity® VIP Mid Cap Portfolio	24,871	110,898	(86,027)
Fidelity® VIP Value Strategies Portfolio	25,581	26,169	(588)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	2,833	11,050	(8,217)
Franklin Small-Mid Cap Growth VIP Fund	1,275	11,040	(9,765)
Franklin Small Cap Value VIP Fund	8	16	(8)
Franklin Strategic Income VIP Fund	17	11,099	(11,082)
Franklin Mutual Shares VIP Fund	321	4,571	(4,250)
Templeton Developing Markets VIP Fund	1,257	1,146	111
Templeton Growth VIP Fund	829	1,611	(782)
Hartford Balanced HLS Fund	205,280	532,651	(327,371)
Hartford Total Return Bond HLS Fund	2,016,205	7,552,428	(5,536,223)
Hartford Capital Appreciation HLS Fund	16,169	69,894	(53,725)
Hartford Dividend and Growth HLS Fund	301,304	2,646,477	(2,345,173)
Hartford Disciplined Equity HLS Fund	389,209	2,701,118	(2,311,909)
Hartford International Opportunities HLS Fund	747,721	1,384,333	(636,612)
Hartford MidCap HLS Fund	18,374	26,519	(8,145)
Hartford Ultrashort Bond HLS Fund	1,896,884	7,481,529	(5,584,645)
Hartford Small Company HLS Fund	253,817	258,613	(4,796)
Hartford SmallCap Growth HLS Fund	78,126	216,837	(138,711)
Hartford Stock HLS Fund	120,731	211,331	(90,600)
Lord Abbett Series Fund - Fundamental Equity Portfolio	6,654	26,030	(19,376)
Lord Abbett Series Fund - Dividend Growth Portfolio	5,081	12,030	(6,949)
Lord Abbett Series Fund - Bond Debenture Portfolio	30,501	114,655	(84,154)
Lord Abbett Series Fund - Growth and Income Portfolio	14,480	193,864	(179,384)
MFS® Growth Series	77	13,650	(13,573)
MFS® Investors Trust Series	49	3,069	(3,020)
MFS® Total Return Series	1,096	15,113	(14,017)
MFS® Value Series	(1)	46	(47)
BlackRock S&P 500 Index V.I. Fund	78,899	57,761	21,138
Invesco V.I. Equity and Income Fund	4,036	5,557	(1,521)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	541	9,866	(9,325)
Morgan Stanley VIF Emerging Markets Debt Portfolio	137	1,387	(1,250)
Morgan Stanley VIF Emerging Markets Equity Portfolio	12,355	25,194	(12,839)
Morgan Stanley VIF Growth Portfolio	6,546	47,206	(40,660)
Morgan Stanley VIF Discovery Portfolio	13,170	8,773	4,397
Invesco V.I. American Value Fund	13,523	24,535	(11,012)
Invesco V.I. Equally-Weighted S&P 500 Fund	3,996	13,770	(9,774)
Morgan Stanley VIF Global Franchise Portfolio	9	635	(626)
Invesco V.I. Discovery Mid Cap Growth Fund	4,880	14,418	(9,538)
Invesco V.I. Capital Appreciation Fund	26,312	50,503	(24,191)
Invesco V.I. Global Fund	80,600	177,277	(96,677)
Invesco V.I. Main Street Fund®	1,249	20,582	(19,333)
Invesco V.I. Main Street Small Cap Fund®	16,020	67,544	(51,524)
Putnam VT Diversified Income Fund	35,704	68,128	(32,424)
Putnam VT Global Asset Allocation Fund	4,447	5,151	(704)
Putnam VT Growth Opportunities Fund	5,149	28,178	(23,029)
Putnam VT International Value Fund	27,888	58,963	(31,075)
Putnam VT International Equity Fund	60,836	72,456	(11,620)
Putnam VT Multi-Cap Core Fund	10,001	70,926	(60,925)
Putnam VT Sustainable Leaders Fund	5,946	11,758	(5,812)
Putnam VT Small Cap Value Fund	9,293	42,013	(32,720)
Putnam VT George Putnam Balanced Fund	3,935	17,214	(13,279)
Putnam VT Large Cap Value Fund	16,946	18,626	(1,680)
Pioneer Fund VCT Portfolio	94	2,406	(2,312)
Invesco V.I. Growth and Income Fund	18,286	49,458	(31,172)
Invesco V.I. Comstock Fund	32,784	76,609	(43,825)
Invesco V.I. American Franchise Fund	17	52	(35)
Allspring VT International Equity Fund	24,963	110,352	(85,389)
Allspring VT Small Cap Growth Fund	5,850	6,970	(1,120)
Allspring VT Opportunity Fund	—	61	(61)
Morgan Stanley VIF Global Infrastructure Portfolio	2,853	15,641	(12,788)
MFS® Core Equity Portfolio	19	472	(453)
MFS® Massachusetts Investors Growth Stock Portfolio	56	311	(255)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2023. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Hedged Allocation Portfolio
2023	259,552	$20.238682	to	$22.435505	$5,105,386	0.75%	to	2.65%	0.91%	to	0.91%	9.71%	to	11.82%
2022	303,103	$18.446786	to	$20.064446	$5,387,445	0.75%	to	2.65%	3.08%	to	3.58%	(21.28)%	to	(19.77)%
2021	333,778	$23.434843	to	$25.009654	$7,455,776	0.75%	to	2.65%	0.26%	to	0.26%	10.40%	to	12.52%
2020	364,048	$21.227030	to	$22.227308	$7,283,438	0.75%	to	2.65%	2.16%	to	2.17%	6.40%	to	8.44%
2019	432,000	$19.951070	to	$20.498130	$7,999,956	0.75%	to	2.65%	2.33%	to	2.56%	15.11%	to	17.32%
AB VPS International Value Portfolio
2023	1,568,690	$12.284363	to	$13.423105	$16,906,624	0.75%	to	2.70%	0.53%	to	0.67%	11.77%	to	13.97%
2022	1,903,468	$10.778252	to	$12.009144	$18,091,335	0.75%	to	2.70%	4.00%	to	4.17%	(16.09)%	to	(14.44)%
2021	1,958,668	$12.597182	to	$14.312364	$21,950,183	0.75%	to	2.70%	1.70%	to	1.71%	7.90%	to	10.03%
2020	2,282,019	$11.449274	to	$13.264223	$23,395,140	0.75%	to	2.70%	1.56%	to	1.58%	(0.51)%	to	1.45%
2019	2,296,229	$11.285929	to	$13.332472	$23,373,986	0.75%	to	2.70%	0.82%	to	0.83%	13.68%	to	15.92%
AB VPS Discovery Value Portfolio+
2023	136,398	$36.194494	to	$39.880851	$4,508,988	0.95%	to	2.65%	0.82%	to	0.82%	13.81%	to	15.76%
2022	148,578	$31.267339	to	$35.042020	$4,252,546	0.95%	to	2.65%	0.82%	to	0.83%	(18.02)%	to	(16.61)%
2021	173,091	$37.497188	to	$42.745107	$5,992,827	0.95%	to	2.65%	0.61%	to	0.61%	32.06%	to	34.32%
2020	202,314	$27.915509	to	$32.367390	$5,235,770	0.95%	to	2.65%	0.80%	to	0.87%	0.36%	to	2.08%
2019	238,523	$27.346891	to	$32.251700	$6,079,317	0.95%	to	2.65%	0.32%	to	0.32%	16.77%	to	18.77%
AB VPS Sustainable International Thematic Portfolio
2023	79,194	$11.781243	to	$17.799546	$858,499	0.75%	to	2.65%	—%	to	—%	9.42%	to	11.51%
2022	88,406	$10.564730	to	$16.267568	$864,584	0.75%	to	2.65%	—%	to	—%	(29.70)%	to	(28.35)%
2021	96,701	$14.744088	to	$23.139121	$1,328,668	0.75%	to	2.65%	—%	to	—%	5.18%	to	7.20%
2020	127,157	$13.753754	to	$21.998874	$1,618,236	0.75%	to	2.65%	1.01%	to	1.13%	26.21%	to	28.63%
2019	139,598	$10.692174	to	$17.429695	$1,391,135	0.75%	to	2.65%	0.27%	to	0.28%	23.91%	to	26.28%
Invesco V.I. Government Securities Fund
2023	54,547	$8.288283	to	$9.393478	$496,175	1.15%	to	2.65%	—%	to	1.81%	1.73%	to	3.42%
2022	42,458	$8.195607	to	$9.082416	$378,654	1.15%	to	2.60%	1.69%	to	2.71%	(12.87)%	to	(9.18)%
2021	12,057	$9.406589	to	$10.254823	$117,941	1.80%	to	2.60%	2.20%	to	2.24%	(4.94)%	to	(4.17)%
2020	11,316	$9.895252	to	$10.701582	$116,052	1.80%	to	2.60%	2.20%	to	2.30%	3.25%	to	4.08%
2019	11,587	$9.583613	to	$10.281978	$114,672	1.80%	to	2.60%	—%	to	2.28%	3.04%	to	3.86%
Invesco V.I. High Yield Fund
2023	23,403	$10.138528	to	$11.762747	$310,960	0.75%	to	2.85%	4.94%	to	5.33%	7.08%	to	9.35%
2022	29,774	$9.271448	to	$10.984969	$337,766	0.75%	to	2.85%	4.38%	to	4.82%	(12.10)%	to	(7.29)%
2021	20,356	$12.496733	to	$14.613243	$289,715	1.40%	to	2.85%	4.56%	to	4.74%	1.45%	to	2.93%
2020	18,076	$12.318201	to	$14.197131	$249,630	1.40%	to	2.85%	5.60%	to	5.74%	0.42%	to	1.88%
2019	21,453	$12.267129	to	$13.934818	$291,710	1.40%	to	2.85%	5.69%	to	5.92%	10.32%	to	11.93%
Invesco V.I. EQV International Equity Fund
2023	383	$15.936985	to	$15.936985	$6,106	1.00%	to	1.00%	—%	to	—%	16.69%	to	16.69%
2022	424	$13.657031	to	$13.657031	$5,783	1.00%	to	1.00%	1.47%	to	1.47%	(19.32)%	to	(19.32)%
2021	409	$16.926482	to	$16.926482	$6,918	1.00%	to	1.00%	1.10%	to	1.10%	4.56%	to	4.56%
2020	410	$16.188985	to	$16.188985	$6,633	1.00%	to	1.00%	2.16%	to	2.16%	12.61%	to	12.61%
2019	422	$14.376364	to	$14.376364	$6,074	1.00%	to	1.00%	1.27%	to	1.27%	26.96%	to	26.96%
Invesco V.I. Diversified Dividend Fund
2023	156,634	$22.605840	to	$27.390728	$4,168,494	1.30%	to	2.55%	1.68%	to	1.94%	6.03%	to	7.64%
2022	181,557	$21.319722	to	$25.447325	$4,500,666	1.30%	to	2.55%	1.58%	to	1.82%	(4.40)%	to	(2.95)%
2021	194,047	$22.299835	to	$26.220885	$4,989,843	1.30%	to	2.55%	1.92%	to	2.11%	15.61%	to	17.36%
2020	211,728	$19.288869	to	$22.342569	$4,650,041	1.30%	to	2.55%	2.78%	to	3.04%	(2.65)%	to	(1.15)%
2019	243,504	$19.813869	to	$22.602936	$5,421,761	1.30%	to	2.55%	2.64%	to	2.88%	21.63%	to	23.48%
Invesco V.I. Government Money Market Fund
2023	1,837,589	$8.769509	to	$10.271479	$17,475,710	0.75%	to	2.85%	3.77%	to	4.75%	1.67%	to	4.09%
2022	1,625,723	$8.625496	to	$9.868202	$14,907,266	0.75%	to	2.85%	1.24%	to	1.46%	(1.59)%	to	0.70%
2021	1,647,710	$8.764919	to	$9.799820	$15,157,144	0.75%	to	2.85%	—%	to	0.01%	(2.80)%	to	(0.74)%
2020	1,716,817	$9.017706	to	$9.872922	$16,039,372	0.75%	to	2.85%	0.21%	to	0.26%	(2.60)%	to	(0.46)%
2019	1,476,180	$9.258696	to	$9.918056	$13,983,602	0.75%	to	2.85%	0.71%	to	1.63%	(1.21)%	to	1.14%
AB VPS Relative Value Portfolio+
2023	691,459	$13.757293	to	$15.081277	$10,033,818	0.75%	to	2.65%	1.28%	to	1.32%	8.80%	to	10.89%
2022	796,041	$12.644319	to	$13.600517	$10,502,854	0.75%	to	2.65%	1.06%	to	1.10%	(6.92)%	to	(5.13)%
2021	959,780	$13.584235	to	$14.336472	$13,451,564	0.75%	to	2.65%	0.63%	to	0.64%	24.50%	to	26.88%
2020	1,179,548	$10.911315	to	$11.299007	$13,133,741	0.75%	to	2.65%	1.34%	to	1.38%	(0.21)%	to	1.71%
2019♦	1,186,565	$10.933892	to	$11.109324	$13,093,914	0.75%	to	2.65%	0.91%	to	1.01%	9.34%	to	11.09%
American Funds Insurance Series® The Bond Fund of America®
2023	1,731	$10.124707	to	$10.124707	$17,525	1.00%	to	1.00%	3.33%	to	3.33%	3.68%	to	3.68%
2022	1,657	$9.765234	to	$9.765234	$16,178	1.00%	to	1.00%	2.67%	to	2.67%	(13.62)%	to	(13.62)%
2021	1,750	$11.304674	to	$11.304674	$19,783	1.00%	to	1.00%	1.22%	to	1.22%	(1.58)%	to	(1.58)%
2020	1,561	$11.485731	to	$11.485731	$17,932	1.00%	to	1.00%	1.92%	to	1.92%	8.29%	to	8.29%
2019	1,573	$10.606271	to	$10.606271	$16,683	1.00%	to	1.00%	2.40%	to	2.40%	8.00%	to	8.00%
American Funds Insurance Series® Global Growth Fund
2023	33,978	$39.660359	to	$50.709608	$1,279,781	1.40%	to	2.85%	0.84%	to	0.86%	19.16%	to	20.90%
2022	40,093	$33.283094	to	$41.943495	$1,261,849	1.40%	to	2.85%	0.63%	to	0.65%	(26.86)%	to	(25.79)%
2021	54,010	$45.504456	to	$56.517652	$2,227,739	1.40%	to	2.85%	0.33%	to	0.35%	13.15%	to	14.80%
2020	49,260	$40.216053	to	$49.230442	$1,782,290	1.40%	to	2.85%	0.34%	to	0.35%	26.80%	to	28.65%
2019	60,498	$31.715873	to	$38.266289	$1,722,482	1.40%	to	2.85%	1.07%	to	1.08%	31.48%	to	33.40%
American Funds Insurance Series® Growth Fund
2023	224,778	$23.295757	to	$62.581829	$10,889,159	1.00%	to	2.85%	0.17%	to	0.32%	34.60%	to	36.76%
2022	248,561	$17.033506	to	$46.496267	$8,927,068	1.00%	to	2.85%	0.10%	to	0.32%	(31.91)%	to	(30.81)%
2021	279,275	$24.618843	to	$68.286186	$14,555,715	1.00%	to	2.85%	0.06%	to	0.22%	18.56%	to	20.47%
2020	310,675	$20.435039	to	$57.594694	$13,519,557	1.00%	to	2.85%	0.22%	to	0.30%	47.81%	to	50.21%
2019	358,492	$13.604692	to	$38.964778	$10,424,084	1.00%	to	2.85%	0.57%	to	0.74%	27.10%	to	29.14%
American Funds Insurance Series® Growth-Income Fund
2023	146,292	$42.479747	to	$45.721867	$6,151,681	1.40%	to	2.85%	1.21%	to	1.37%	22.60%	to	24.39%
2022	166,037	$34.650125	to	$36.758262	$5,652,887	1.40%	to	2.85%	1.14%	to	1.27%	(18.84)%	to	(17.66)%
2021	188,323	$42.694898	to	$44.639542	$7,828,324	1.40%	to	2.85%	1.11%	to	1.12%	20.61%	to	22.37%
2020	205,888	$35.399020	to	$36.478870	$7,023,596	1.40%	to	2.85%	1.33%	to	1.57%	10.36%	to	11.97%
2019	237,522	$32.077355	to	$32.580003	$7,270,258	1.40%	to	2.85%	1.64%	to	1.65%	22.59%	to	24.38%
American Funds Insurance Series® International Fund
2023	140,102	$10.901003	to	$19.141886	$1,791,563	1.00%	to	2.65%	1.10%	to	1.29%	12.81%	to	14.41%
2022	150,632	$9.528196	to	$16.967527	$1,716,554	1.00%	to	2.65%	1.57%	to	1.71%	(22.86)%	to	(21.81)%
2021	155,731	$12.185706	to	$21.996124	$2,315,416	1.00%	to	2.65%	2.29%	to	2.37%	(4.07)%	to	(2.69)%
2020	165,483	$12.522654	to	$22.929991	$2,542,093	1.00%	to	2.65%	0.46%	to	0.66%	10.99%	to	12.53%
2019	176,501	$11.128469	to	$20.659169	$2,465,356	1.00%	to	2.65%	1.29%	to	1.41%	19.67%	to	21.45%
American Funds Insurance Series® Global Small Capitalization Fund
2023	16,746	$30.245009	to	$40.117653	$536,098	1.40%	to	2.65%	0.26%	to	0.26%	13.13%	to	14.56%
2022	18,095	$26.733580	to	$35.019591	$506,628	1.40%	to	2.65%	—%	to	—%	(31.40)%	to	(30.54)%
2021	19,000	$38.970701	to	$50.413818	$771,179	1.40%	to	2.65%	—%	to	—%	3.95%	to	5.25%
2020	20,583	$37.491086	to	$47.897070	$793,940	1.40%	to	2.65%	0.16%	to	0.17%	26.33%	to	27.92%
2019	23,801	$29.676823	to	$37.443065	$717,282	1.40%	to	2.65%	0.15%	to	0.16%	28.08%	to	29.69%
Allspring VT Discovery All Cap Growth Fund+
2023	60,133	$2.769304	to	$4.375735	$242,337	1.15%	to	2.10%	—%	to	—%	30.73%	to	31.97%
2022	59,644	$2.118406	to	$3.315676	$182,934	1.15%	to	2.10%	—%	to	—%	(38.36)%	to	(37.77)%
2021	62,239	$3.436529	to	$5.327777	$303,620	1.15%	to	2.10%	—%	to	—%	12.88%	to	13.95%
2020	83,746	$3.044475	to	$4.675376	$337,476	1.15%	to	2.10%	—%	to	—%	40.43%	to	41.77%
2019	104,724	$2.167953	to	$3.297851	$298,601	1.15%	to	2.10%	—%	to	—%	34.54%	to	35.83%
Fidelity® VIP Equity-Income Portfolio
2023	534,827	$31.674495	to	$34.382983	$14,976,713	0.75%	to	2.65%	1.79%	to	1.79%	7.49%	to	9.55%
2022	608,847	$28.912311	to	$31.986452	$15,643,912	0.75%	to	2.65%	1.73%	to	1.83%	(7.72)%	to	(5.95)%
2021	703,130	$30.742567	to	$34.664189	$19,332,992	0.75%	to	2.65%	0.74%	to	1.68%	21.35%	to	23.67%
2020	813,376	$24.857625	to	$28.565809	$18,197,287	0.75%	to	2.65%	1.64%	to	1.67%	3.66%	to	5.65%
2019	873,269	$23.529296	to	$27.558115	$18,619,849	0.75%	to	2.65%	1.82%	to	1.88%	23.78%	to	26.16%
Fidelity® VIP Growth Portfolio
2023	194,232	$63.569172	to	$64.695630	$10,841,231	0.75%	to	2.65%	—%	to	—%	32.34%	to	34.87%
2022	228,141	$47.132170	to	$48.886270	$9,516,277	0.75%	to	2.65%	0.35%	to	0.35%	(26.62)%	to	(25.21)%
2021	243,796	$63.017825	to	$66.619281	$13,729,445	0.75%	to	2.65%	—%	to	—%	19.69%	to	21.99%
2020	292,390	$51.660305	to	$55.659715	$13,559,821	0.75%	to	2.65%	0.04%	to	0.05%	39.80%	to	42.48%
2019	292,300	$36.258606	to	$39.814253	$9,602,530	0.75%	to	2.65%	0.06%	to	0.06%	30.47%	to	32.98%
Fidelity® VIP Contrafund® Portfolio
2023	2,279,707	$46.655260	to	$51.114669	$102,479,570	0.75%	to	2.70%	0.25%	to	0.25%	29.57%	to	32.12%
2022	2,621,020	$36.006592	to	$38.687306	$89,790,676	0.75%	to	2.70%	0.25%	to	0.25%	(28.45)%	to	(27.04)%
2021	2,884,388	$50.323387	to	$53.023928	$136,294,665	0.75%	to	2.70%	0.03%	to	0.03%	24.12%	to	26.56%
2020	3,263,413	$40.545481	to	$41.896828	$122,678,952	0.75%	to	2.70%	0.08%	to	0.09%	26.77%	to	29.26%
2019	3,794,194	$31.984433	to	$32.412549	$111,060,943	0.75%	to	2.70%	0.21%	to	0.21%	27.78%	to	30.29%
Fidelity® VIP Mid Cap Portfolio
2023	624,868	$37.448097	to	$40.886884	$22,236,479	0.75%	to	2.65%	0.39%	to	0.39%	11.80%	to	13.94%
2022	703,844	$33.495370	to	$35.883166	$22,090,441	0.75%	to	2.65%	0.27%	to	0.27%	(17.19)%	to	(15.60)%
2021	789,871	$40.450461	to	$42.517207	$29,564,425	0.75%	to	2.65%	0.36%	to	0.37%	22.03%	to	24.37%
2020	928,993	$33.147797	to	$34.185988	$28,173,801	0.75%	to	2.65%	0.38%	to	0.42%	14.79%	to	16.99%
2019	1,050,850	$28.878159	to	$29.222127	$27,489,380	0.75%	to	2.65%	0.67%	to	0.76%	19.95%	to	22.25%
Fidelity® VIP Value Strategies Portfolio
2023	60,406	$28.258365	to	$36.101840	$2,041,979	1.15%	to	2.45%	—%	to	0.80%	17.69%	to	19.23%
2022	80,173	$24.011037	to	$30.279567	$2,283,601	1.15%	to	2.45%	0.78%	to	0.87%	(9.59)%	to	(8.41)%
2021	80,761	$26.558964	to	$33.059567	$2,525,573	1.15%	to	2.45%	1.21%	to	1.26%	30.12%	to	31.82%
2020	81,704	$20.411614	to	$25.079724	$1,935,616	1.15%	to	2.45%	1.05%	to	1.06%	5.41%	to	6.79%
2019	103,228	$19.364884	to	$23.486147	$2,305,851	1.15%	to	2.45%	1.43%	to	1.44%	30.85%	to	32.57%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2023	38,118	$29.445089	to	$38.519677	$1,310,076	0.75%	to	2.40%	0.12%	to	0.12%	25.67%	to	27.76%
2022	57,882	$23.429785	to	$30.149475	$1,587,952	0.75%	to	2.40%	0.11%	to	0.11%	(22.93)%	to	(21.64)%
2021	66,099	$30.398815	to	$38.476007	$2,328,812	0.75%	to	2.40%	0.12%	to	0.12%	21.32%	to	23.34%
2020	81,985	$25.055747	to	$31.194560	$2,349,400	0.75%	to	2.40%	0.04%	to	0.04%	30.18%	to	32.35%
2019	86,174	$19.246851	to	$23.570538	$1,874,260	0.75%	to	2.40%	0.38%	to	0.39%	26.74%	to	28.85%
Franklin Small-Mid Cap Growth VIP Fund
2023	38,526	$3.833178	to	$41.294567	$945,794	1.30%	to	2.85%	—%	to	—%	23.18%	to	25.10%
2022	43,455	$3.064066	to	$33.524031	$858,379	1.30%	to	2.85%	—%	to	—%	(35.56)%	to	(34.55)%
2021	53,220	$4.681498	to	$52.022538	$1,588,764	1.30%	to	2.85%	—%	to	—%	6.92%	to	8.59%
2020	51,171	$4.311080	to	$48.654992	$1,429,792	1.30%	to	2.85%	—%	to	—%	50.74%	to	53.09%
2019	56,455	$2.816027	to	$32.277769	$1,023,970	1.30%	to	2.85%	—%	to	—%	27.74%	to	29.74%
Franklin Small Cap Value VIP Fund
2023	103	$30.281326	to	$30.281326	$3,128	1.00%	to	1.00%	0.43%	to	0.43%	11.55%	to	11.55%
2022	105	$27.145328	to	$27.145328	$2,837	1.00%	to	1.00%	0.91%	to	0.91%	(11.00)%	to	(11.00)%
2021	113	$30.501997	to	$30.501997	$3,432	1.00%	to	1.00%	0.85%	to	0.85%	23.93%	to	23.93%
2020	144	$24.612870	to	$24.612870	$3,546	1.00%	to	1.00%	1.49%	to	1.49%	4.08%	to	4.08%
2019	130	$23.647005	to	$23.647005	$3,071	1.00%	to	1.00%	0.90%	to	0.90%	24.97%	to	24.97%
Franklin Strategic Income VIP Fund
2023	56,244	$2.227529	to	$14.108825	$921,596	1.30%	to	2.85%	4.69%	to	4.69%	5.32%	to	6.97%
2022	65,064	$2.082403	to	$13.395686	$1,056,222	1.30%	to	2.85%	4.39%	to	4.39%	(12.97)%	to	(11.61)%
2021	76,146	$2.356008	to	$15.392745	$1,458,385	1.30%	to	2.85%	3.43%	to	3.43%	(0.59)%	to	0.96%
2020	96,446	$2.333541	to	$15.484162	$1,884,071	1.30%	to	2.85%	—%	to	5.06%	0.84%	to	2.41%
2019	101,548	$2.278537	to	$15.699865	$2,015,643	1.30%	to	2.65%	5.31%	to	5.68%	5.57%	to	7.01%
Franklin Mutual Shares VIP Fund
2023	99,931	$19.681118	to	$23.209108	$2,013,453	1.00%	to	2.85%	1.78%	to	1.90%	10.28%	to	12.18%
2022	105,115	$17.543583	to	$21.046236	$1,939,098	1.00%	to	2.85%	1.77%	to	1.85%	(10.03)%	to	(8.39)%
2021	109,365	$19.150370	to	$23.393774	$2,248,081	1.00%	to	2.85%	2.73%	to	2.91%	15.82%	to	17.88%
2020	115,985	$16.245933	to	$20.198195	$2,065,519	1.00%	to	2.85%	2.80%	to	2.92%	(7.71)%	to	(6.11)%
2019	134,798	$17.303895	to	$22.377433	$2,707,616	1.00%	to	2.65%	0.42%	to	1.78%	19.37%	to	21.22%
Templeton Developing Markets VIP Fund
2023	9,659	$17.473543	to	$24.811291	$222,615	1.40%	to	2.65%	2.30%	to	2.31%	9.82%	to	11.21%
2022	10,022	$15.910494	to	$22.311292	$207,742	1.40%	to	2.65%	2.92%	to	3.87%	(23.75)%	to	(22.79)%
2021	9,911	$20.867133	to	$28.897674	$266,567	1.40%	to	2.65%	1.03%	to	1.08%	(7.98)%	to	(6.82)%
2020	10,330	$22.677100	to	$31.013899	$304,729	1.40%	to	2.65%	4.30%	to	4.37%	14.32%	to	15.76%
2019	12,332	$19.837115	to	$26.792658	$315,979	1.40%	to	2.65%	1.17%	to	1.32%	23.60%	to	25.15%
Templeton Growth VIP Fund
2023	18,097	$20.675534	to	$21.208643	$351,977	1.40%	to	2.55%	3.19%	to	3.34%	17.96%	to	19.33%
2022	19,140	$13.318457	to	$17.773402	$314,247	1.40%	to	2.60%	0.13%	to	0.18%	(13.78)%	to	(12.73)%
2021	19,922	$15.446595	to	$20.367159	$376,534	1.40%	to	2.60%	1.11%	to	1.12%	2.18%	to	3.41%
2020	21,081	$15.117055	to	$19.694886	$386,330	1.40%	to	2.60%	2.97%	to	3.02%	3.08%	to	4.33%
2019	32,152	$13.547671	to	$14.664805	$567,946	1.00%	to	2.60%	2.57%	to	2.79%	12.20%	to	13.82%
Hartford Balanced HLS Fund
2023	3,379,263	$3.269672	to	$29.044820	$12,455,390	0.75%	to	2.70%	0.38%	to	1.94%	11.72%	to	13.92%
2022	3,830,042	$2.870135	to	$25.997550	$12,510,095	0.75%	to	2.70%	1.84%	to	2.42%	(15.73)%	to	(14.07)%
2021	4,157,413	$3.340183	to	$30.851727	$15,894,352	0.75%	to	2.70%	1.01%	to	1.04%	16.46%	to	18.75%
2020	4,649,473	$2.812788	to	$26.491739	$14,927,816	0.75%	to	2.70%	1.75%	to	2.34%	8.64%	to	10.78%
2019	5,256,792	$2.539028	to	$24.384267	$15,040,317	0.75%	to	2.70%	0.16%	to	1.83%	19.53%	to	21.88%
Hartford Total Return Bond HLS Fund
2023	37,301,169	$2.307021	to	$12.074450	$95,767,030	0.75%	to	2.70%	2.93%	to	3.53%	4.12%	to	6.17%
2022	41,268,167	$2.172954	to	$11.596775	$99,427,786	0.75%	to	2.70%	2.92%	to	5.87%	(16.50)%	to	(14.85)%
2021	46,804,390	$2.552039	to	$13.888442	$132,921,844	0.75%	to	2.70%	2.42%	to	2.44%	(3.58)%	to	(1.69)%
2020	47,415,117	$2.595793	to	$14.404813	$138,205,574	0.75%	to	2.70%	3.67%	to	3.79%	6.12%	to	8.21%
2019	48,742,300	$2.398795	to	$13.573620	$130,668,198	0.75%	to	2.70%	3.95%	to	3.96%	7.70%	to	9.82%
Hartford Capital Appreciation HLS Fund
2023	373,983	$39.719430	to	$42.124991	$13,326,731	0.75%	to	2.65%	0.88%	to	0.88%	16.86%	to	19.10%
2022	429,621	$33.348664	to	$36.046325	$12,933,618	0.75%	to	2.65%	0.93%	to	1.11%	(17.52)%	to	(15.93)%
2021	483,346	$39.668677	to	$43.701215	$17,445,965	0.75%	to	2.65%	0.46%	to	0.47%	11.76%	to	13.90%
2020	579,862	$34.826417	to	$39.102540	$18,531,345	0.75%	to	2.65%	0.07%	to	0.79%	18.73%	to	21.00%
2019	704,959	$28.781166	to	$32.934724	$18,810,643	0.75%	to	2.65%	1.19%	to	1.19%	27.85%	to	30.30%
Hartford Dividend and Growth HLS Fund
2023	15,680,379	$6.258917	to	$40.401105	$101,919,664	0.75%	to	2.70%	1.37%	to	1.61%	11.14%	to	13.32%
2022	18,187,658	$5.523075	to	$36.353032	$104,118,866	0.75%	to	2.70%	1.42%	to	1.70%	(11.36)%	to	(9.62)%
2021	20,532,831	$6.110626	to	$41.013125	$130,645,074	0.75%	to	2.70%	1.31%	to	1.32%	28.48%	to	31.01%
2020	23,932,621	$4.664227	to	$31.921128	$116,778,440	0.75%	to	2.70%	2.11%	to	3.87%	4.90%	to	6.96%
2019	23,041,659	$4.360565	to	$30.430746	$104,444,795	0.75%	to	2.70%	1.95%	to	1.97%	25.18%	to	27.64%
Hartford Disciplined Equity HLS Fund
2023	12,052,965	$5.051377	to	$49.297345	$67,086,831	0.75%	to	2.70%	0.82%	to	0.84%	18.02%	to	20.34%
2022	14,028,123	$4.197602	to	$41.771224	$64,883,100	0.75%	to	2.70%	0.89%	to	1.01%	(21.12)%	to	(19.56)%
2021	16,340,032	$5.218570	to	$52.955224	$94,130,443	0.75%	to	2.70%	0.56%	to	0.66%	22.18%	to	24.58%
2020	19,352,496	$4.188959	to	$43.343718	$89,556,546	0.75%	to	2.70%	0.30%	to	0.65%	14.90%	to	17.16%
2019	13,236,295	$3.575440	to	$37.933869	$52,022,552	0.75%	to	2.65%	1.17%	to	1.43%	30.62%	to	33.12%
Hartford International Opportunities HLS Fund
2023	7,583,240	$2.633044	to	$20.751343	$20,110,065	0.75%	to	2.70%	1.19%	to	1.20%	8.74%	to	10.88%
2022	8,662,062	$2.374658	to	$19.083472	$20,802,922	0.75%	to	2.70%	1.16%	to	1.68%	(20.33)%	to	(18.76)%
2021	9,298,674	$2.922935	to	$23.952947	$27,868,881	0.75%	to	2.70%	0.87%	to	1.02%	4.95%	to	7.01%
2020	10,345,095	$2.731401	to	$22.824053	$29,231,580	0.75%	to	2.70%	1.91%	to	1.96%	17.24%	to	19.55%
2019	12,268,655	$2.284757	to	$19.467695	$28,965,352	0.75%	to	2.70%	1.86%	to	1.89%	23.06%	to	25.48%
Hartford MidCap HLS Fund
2023	247,467	$10.635172	to	$11.227349	$2,704,409	0.75%	to	2.35%	0.04%	to	0.05%	12.21%	to	14.02%
2022	276,319	$9.478186	to	$9.847167	$2,670,769	0.75%	to	2.35%	0.89%	to	0.97%	(26.06)%	to	(24.87)%
2021	284,464	$12.819364	to	$13.106566	$3,689,170	0.75%	to	2.35%	—%	to	—%	7.35%	to	9.09%
2020♦	330,723	$11.941126	to	$12.014847	$3,961,825	0.75%	to	2.35%	0.04%	to	0.05%	19.41%	to	20.15%
Hartford Ultrashort Bond HLS Fund
2023	24,767,752	$1.243883	to	$7.558070	$30,625,235	0.75%	to	2.70%	1.24%	to	1.32%	2.38%	to	4.40%
2022	27,073,679	$1.191494	to	$7.382220	$32,318,630	0.75%	to	2.70%	0.22%	to	0.23%	(2.83)%	to	(0.91)%
2021	32,658,324	$1.202495	to	$7.597367	$39,598,626	0.75%	to	2.70%	0.70%	to	0.72%	(2.85)%	to	(0.94)%
2020	33,973,619	$1.213845	to	$7.819891	$41,508,862	0.75%	to	2.70%	0.10%	to	2.37%	(1.26)%	to	0.68%
2019	9,787,247	$1.205675	to	$7.919998	$11,912,855	0.75%	to	2.70%	1.87%	to	2.25%	0.07%	to	2.04%
Hartford Small Company HLS Fund
2023	1,470,659	$5.277903	to	$38.220782	$8,326,566	0.75%	to	2.70%	—%	to	—%	13.63%	to	15.87%
2022	1,637,612	$4.555081	to	$33.635572	$7,930,393	0.75%	to	2.70%	—%	to	—%	(32.78)%	to	(31.45)%
2021	1,642,408	$6.645218	to	$50.038304	$11,708,880	0.75%	to	2.70%	—%	to	—%	(1.15)%	to	0.80%
2020	1,858,481	$6.592358	to	$50.925435	$13,061,501	0.75%	to	2.65%	—%	to	—%	51.46%	to	54.36%
2019	2,440,122	$4.270872	to	$33.624032	$10,922,089	0.75%	to	2.65%	—%	to	—%	33.42%	to	35.97%
Hartford SmallCap Growth HLS Fund
2023	1,060,013	$5.005793	to	$45.601391	$5,380,786	0.75%	to	2.65%	—%	to	—%	15.33%	to	17.54%
2022	1,205,783	$4.258789	to	$39.540148	$5,197,611	0.75%	to	2.65%	—%	to	—%	(30.33)%	to	(28.99)%
2021	1,344,494	$5.997735	to	$56.755923	$8,114,794	0.75%	to	2.65%	—%	to	—%	1.30%	to	3.24%
2020	1,528,059	$5.809475	to	$56.029517	$9,091,522	0.75%	to	2.65%	—%	to	—%	29.72%	to	32.20%
2019	1,776,941	$4.394407	to	$43.194042	$7,997,468	0.75%	to	2.65%	—%	to	—%	32.26%	to	34.80%
Hartford Stock HLS Fund
2023	1,535,612	$3.886647	to	$46.590419	$6,795,683	0.75%	to	2.65%	1.35%	to	1.36%	4.90%	to	6.91%
2022	1,860,913	$3.635356	to	$44.413857	$7,834,361	0.75%	to	2.65%	1.66%	to	1.67%	(7.62)%	to	(5.85)%
2021	1,951,513	$3.861095	to	$48.077266	$8,767,405	0.75%	to	2.65%	1.24%	to	1.25%	21.71%	to	24.05%
2020	2,104,645	$3.112617	to	$39.500475	$7,629,332	0.75%	to	2.65%	1.71%	to	1.71%	9.15%	to	11.24%
2019	2,381,960	$2.798119	to	$36.190648	$7,784,642	0.75%	to	2.65%	0.64%	to	1.70%	27.79%	to	30.24%
Lord Abbett Series Fund - Fundamental Equity Portfolio
2023	153,256	$29.533817	to	$34.218665	$4,702,171	0.75%	to	2.65%	0.60%	to	0.60%	11.64%	to	13.78%
2022	173,850	$26.454814	to	$30.074871	$4,722,202	0.75%	to	2.65%	1.05%	to	1.08%	(14.29)%	to	(12.64)%
2021	193,226	$30.864038	to	$34.426590	$6,046,920	0.75%	to	2.65%	0.76%	to	0.84%	23.99%	to	26.36%
2020	235,497	$24.893133	to	$27.244354	$5,873,040	0.75%	to	2.65%	1.23%	to	1.28%	(0.89)%	to	1.01%
2019	250,726	$25.116148	to	$26.971120	$6,226,611	0.75%	to	2.65%	1.29%	to	3.47%	18.34%	to	20.61%
Lord Abbett Series Fund - Dividend Growth Portfolio
2023	74,590	$39.316141	to	$42.089333	$2,779,703	0.75%	to	2.35%	0.83%	to	0.98%	13.63%	to	15.46%
2022	81,711	$34.600938	to	$36.454063	$2,647,286	0.75%	to	2.35%	0.84%	to	0.84%	(15.56)%	to	(14.20)%
2021	88,660	$32.182358	to	$42.485423	$3,372,821	0.75%	to	2.40%	—%	to	0.59%	22.64%	to	24.68%
2020	115,060	$26.240321	to	$34.074738	$3,522,461	0.75%	to	2.40%	0.03%	to	1.02%	12.68%	to	14.55%
2019	130,833	$23.287618	to	$29.745758	$3,514,083	0.75%	to	2.40%	1.44%	to	1.61%	23.45%	to	25.50%
Lord Abbett Series Fund - Bond Debenture Portfolio
2023	474,920	$19.069070	to	$22.639803	$9,459,235	0.75%	to	2.65%	5.13%	to	5.18%	3.77%	to	5.76%
2022	535,741	$18.376929	to	$21.407522	$10,135,545	0.75%	to	2.65%	4.39%	to	4.43%	(15.08)%	to	(13.45)%
2021	619,895	$21.641087	to	$24.735288	$13,649,506	0.75%	to	2.65%	2.49%	to	3.02%	0.58%	to	2.51%
2020	706,144	$21.516952	to	$24.130598	$15,267,974	0.75%	to	2.65%	2.81%	to	3.91%	4.50%	to	6.50%
2019	769,005	$20.590588	to	$22.657286	$15,691,609	0.75%	to	2.65%	3.93%	to	3.95%	10.39%	to	12.51%
Lord Abbett Series Fund - Growth and Income Portfolio
2023	1,088,674	$29.332036	to	$29.448694	$28,333,729	0.75%	to	2.65%	0.92%	to	0.95%	10.23%	to	12.34%
2022	1,232,895	$26.109662	to	$26.715928	$28,737,636	0.75%	to	2.65%	1.28%	to	1.31%	(11.81)%	to	(10.12)%
2021	1,412,279	$29.048295	to	$30.293262	$36,882,968	0.75%	to	2.65%	1.06%	to	1.36%	25.65%	to	28.06%
2020	1,635,919	$22.683992	to	$24.109553	$33,563,181	0.75%	to	2.65%	1.74%	to	1.76%	0.01%	to	1.93%
2019	1,779,054	$22.254489	to	$24.106738	$35,978,963	0.75%	to	2.65%	1.63%	to	1.66%	19.29%	to	21.58%
MFS® Growth Series
2023	15,235	$23.991529	to	$44.150326	$491,030	1.40%	to	2.30%	—%	to	—%	32.78%	to	33.98%
2022	16,410	$18.068950	to	$32.953774	$391,974	1.40%	to	2.30%	—%	to	—%	(33.19)%	to	(32.59)%
2021	29,983	$27.046316	to	$48.883555	$1,007,960	1.40%	to	2.30%	—%	to	—%	20.72%	to	21.82%
2020	31,391	$22.403272	to	$40.129034	$855,754	1.40%	to	2.30%	—%	to	—%	28.86%	to	30.02%
2019	31,639	$17.385695	to	$30.862630	$665,980	1.40%	to	2.30%	—%	to	—%	35.01%	to	36.23%
MFS® Investors Trust Series
2023	12,752	$4.175054	to	$25.704335	$268,133	1.30%	to	2.60%	0.72%	to	0.77%	15.93%	to	17.44%
2022	14,452	$3.554964	to	$22.172866	$265,197	1.30%	to	2.60%	0.61%	to	0.67%	(18.64)%	to	(17.57)%
2021	17,472	$4.312657	to	$27.251131	$382,347	1.30%	to	2.60%	0.61%	to	0.62%	23.56%	to	25.18%
2020	19,163	$3.445277	to	$22.054972	$339,611	1.30%	to	2.60%	0.64%	to	0.65%	10.95%	to	12.40%
2019	22,053	$3.065248	to	$19.879021	$367,095	1.30%	to	2.60%	0.67%	to	0.69%	28.20%	to	29.88%
MFS® Total Return Series
2023	69,518	$22.107438	to	$30.442337	$1,911,114	1.40%	to	2.85%	—%	to	1.96%	7.34%	to	8.91%
2022	80,258	$20.595658	to	$27.952369	$2,035,023	1.40%	to	2.85%	1.73%	to	1.73%	(12.13)%	to	(10.84)%
2021	94,275	$23.437536	to	$31.350952	$2,699,691	1.40%	to	2.85%	1.80%	to	1.81%	10.91%	to	12.53%
2020	103,864	$21.131954	to	$27.860111	$2,647,110	1.40%	to	2.85%	2.23%	to	2.30%	6.73%	to	8.29%
2019	127,492	$19.799841	to	$25.728134	$3,033,422	1.40%	to	2.85%	2.36%	to	2.37%	17.00%	to	18.71%
MFS® Value Series
2023	353	$29.523514	to	$29.523514	$10,407	1.00%	to	1.00%	1.42%	to	1.42%	6.56%	to	6.56%
2022	365	$27.705352	to	$27.705352	$10,118	1.00%	to	1.00%	1.15%	to	1.15%	(7.08)%	to	(7.08)%
2021	412	$29.815545	to	$29.815545	$12,273	1.00%	to	1.00%	1.13%	to	1.13%	23.91%	to	23.91%
2020	477	$24.061732	to	$24.061732	$11,475	1.00%	to	1.00%	1.39%	to	1.39%	2.19%	to	2.19%
2019	451	$23.545252	to	$23.545252	$10,625	1.00%	to	1.00%	1.88%	to	1.88%	28.22%	to	28.22%
BlackRock S&P 500 Index V.I. Fund
2023	470,756	$15.903600	to	$17.481511	$7,968,357	1.05%	to	2.65%	1.35%	to	1.39%	22.92%	to	24.90%
2022	495,596	$12.937949	to	$13.996079	$6,763,700	1.05%	to	2.65%	1.44%	to	1.57%	(20.37)%	to	(19.08)%
2021	474,458	$16.247794	to	$17.229694	$8,043,560	1.15%	to	2.65%	1.31%	to	1.48%	25.18%	to	27.07%
2020	511,440	$12.979961	to	$13.559616	$6,854,376	1.15%	to	2.65%	1.78%	to	1.84%	15.15%	to	16.89%
2019	559,707	$11.272345	to	$11.600462	$6,448,758	1.15%	to	2.65%	2.10%	to	2.37%	27.91%	to	29.84%
Invesco V.I. Equity and Income Fund
2023	39,701	$22.570982	to	$26.056232	$1,063,412	1.40%	to	2.55%	1.66%	to	2.03%	7.46%	to	9.02%
2022	45,847	$20.703682	to	$24.246472	$1,136,534	1.40%	to	2.55%	1.38%	to	1.79%	(10.04)%	to	(8.80)%
2021	47,368	$22.700569	to	$26.952011	$1,263,058	1.40%	to	2.55%	1.61%	to	1.79%	15.37%	to	17.00%
2020	51,880	$19.401733	to	$23.360867	$1,178,586	1.40%	to	2.55%	2.16%	to	2.38%	6.89%	to	8.42%
2019	59,537	$17.894351	to	$21.855063	$1,249,644	1.40%	to	2.55%	2.27%	to	2.57%	16.99%	to	18.69%
Morgan Stanley VIF Core Plus Fixed Income Portfolio+
2023	—	$1.544197	to	$11.505641	$—	1.30%	to	2.85%	0.61%	to	4.49%	0.42%	to	1.63%
2022	125,254	$1.519499	to	$11.458070	$1,615,527	1.30%	to	2.85%	3.79%	to	3.94%	(16.74)%	to	(15.44)%
2021	134,579	$1.796906	to	$13.761716	$2,037,352	1.30%	to	2.85%	3.93%	to	4.26%	(3.12)%	to	(1.61)%
2020	166,953	$1.826339	to	$14.205628	$2,532,827	1.30%	to	2.85%	2.86%	to	2.88%	4.77%	to	6.41%
2019	135,757	$1.716369	to	$13.558720	$2,069,236	1.30%	to	2.85%	4.00%	to	4.08%	7.77%	to	9.45%

Morgan Stanley VIF Emerging Markets Debt Portfolio
2023	14,561	$2.502761	to	$25.182001	$199,446	1.30%	to	2.60%	8.79%	to	8.93%	8.97%	to	10.39%
2022	15,151	$2.267115	to	$23.109311	$197,294	1.30%	to	2.60%	7.42%	to	7.70%	(20.82)%	to	(19.79)%
2021	16,401	$2.826377	to	$29.187279	$257,750	1.30%	to	2.60%	5.22%	to	5.64%	(4.54)%	to	(3.29)%
2020	15,326	$2.922509	to	$30.574934	$268,871	1.30%	to	2.60%	4.51%	to	4.68%	2.84%	to	4.18%
2019	16,383	$2.805178	to	$29.731279	$293,020	1.30%	to	2.60%	5.20%	to	5.43%	11.32%	to	12.78%
Morgan Stanley VIF Emerging Markets Equity Portfolio
2023	152,270	$16.798815	to	$20.697657	$2,723,351	0.75%	to	2.65%	1.57%	to	1.57%	9.04%	to	11.13%
2022	169,301	$15.406433	to	$18.625066	$2,749,389	0.75%	to	2.65%	0.21%	to	0.37%	(27.09)%	to	(25.69)%
2021	182,140	$21.131310	to	$25.064486	$4,022,896	0.75%	to	2.65%	0.79%	to	0.79%	0.26%	to	2.18%
2020	207,485	$21.076297	to	$24.528745	$4,528,723	0.75%	to	2.65%	1.24%	to	1.33%	11.37%	to	13.51%
2019	228,558	$18.923945	to	$21.609331	$4,425,889	0.75%	to	2.65%	1.01%	to	1.22%	16.39%	to	18.62%
Morgan Stanley VIF Growth Portfolio
2023	242,685	$30.147334	to	$35.473001	$8,414,862	1.30%	to	2.60%	—%	to	—%	44.51%	to	46.75%
2022	279,561	$20.861184	to	$24.173091	$6,625,479	1.30%	to	2.60%	—%	to	—%	(61.19)%	to	(60.59)%
2021	320,221	$53.752911	to	$61.330363	$19,288,325	1.30%	to	2.60%	—%	to	—%	(2.71)%	to	(1.19)%
2020	354,408	$55.249925	to	$62.067071	$21,661,715	1.30%	to	2.60%	—%	to	—%	111.21%	to	114.51%
2019	412,079	$26.158682	to	$28.934684	$11,746,423	1.30%	to	2.60%	—%	to	—%	28.10%	to	30.11%
Morgan Stanley VIF Discovery Portfolio
2023	82,663	$34.692533	to	$47.337054	$3,425,981	0.75%	to	2.40%	—%	to	—%	40.71%	to	43.05%
2022	92,399	$24.654654	to	$33.090703	$2,672,190	0.75%	to	2.40%	—%	to	—%	(63.85)%	to	(63.25)%
2021	88,002	$68.201921	to	$90.031761	$7,026,691	0.75%	to	2.40%	—%	to	—%	(13.30)%	to	(11.86)%
2020	104,329	$78.664186	to	$102.143757	$9,556,010	0.75%	to	2.40%	—%	to	—%	146.08%	to	150.16%

2019	102,906	$31.966721	to	$40.830716	$3,807,885	0.75%	to	2.40%	—%	to	—%	36.65%	to	38.92%
Invesco V.I. American Value Fund
2023	97,683	$37.556159	to	$38.598207	$3,556,606	0.75%	to	2.85%	0.32%	to	0.61%	12.35%	to	14.43%
2022	112,326	$33.426587	to	$33.730989	$3,598,082	0.75%	to	2.85%	0.39%	to	0.72%	(5.35)%	to	(3.59)%
2021	123,338	$34.986734	to	$35.315751	$4,135,904	0.75%	to	2.85%	0.24%	to	0.43%	24.36%	to	26.67%
2020	139,497	$27.620017	to	$28.398415	$3,698,540	0.75%	to	2.85%	0.66%	to	0.88%	(1.72)%	to	0.10%
2019	151,378	$27.591378	to	$28.895086	$4,040,381	0.75%	to	2.85%	0.42%	to	0.69%	21.52%	to	23.78%
Invesco V.I. Equally-Weighted S&P 500 Fund
2023	67,249	$5.309587	to	$47.209957	$4,659,379	1.30%	to	2.85%	1.17%	to	1.37%	10.24%	to	12.24%
2022	77,782	$4.730371	to	$42.823308	$4,814,505	1.30%	to	2.85%	0.80%	to	0.92%	(14.53)%	to	(12.95)%
2021	87,556	$5.433875	to	$50.104678	$6,284,681	1.30%	to	2.85%	1.05%	to	1.15%	25.27%	to	27.51%
2020	94,467	$4.261601	to	$39.998584	$5,335,509	1.30%	to	2.85%	1.29%	to	1.49%	9.26%	to	11.29%
2019	103,523	$3.829355	to	$36.609563	$5,354,070	1.30%	to	2.85%	1.52%	to	1.63%	24.85%	to	27.13%
Morgan Stanley VIF Global Franchise Portfolio+
2023	—	$37.408995	to	$56.915492	$—	1.50%	to	2.55%	0.19%	to	0.52%	8.20%	to	9.08%
2022	7,192	$34.573475	to	$52.176776	$326,230	1.50%	to	2.55%	0.60%	to	0.61%	(19.64)%	to	(18.80)%
2021	7,818	$43.025452	to	$64.253294	$436,159	1.50%	to	2.55%	0.42%	to	0.65%	18.61%	to	19.86%
2020	9,109	$36.273828	to	$53.605210	$439,919	1.50%	to	2.55%	0.83%	to	0.84%	10.36%	to	11.52%
2019	9,924	$32.869052	to	$48.066491	$431,538	1.50%	to	2.55%	0.93%	to	0.93%	26.27%	to	27.60%
Invesco V.I. Discovery Mid Cap Growth Fund
2023	51,357	$33.070307	to	$46.127265	$1,663,849	1.15%	to	2.65%	—%	to	—%	9.90%	to	11.56%
2022	62,791	$29.643356	to	$41.971741	$1,821,006	1.15%	to	2.65%	—%	to	—%	(32.94)%	to	(31.92)%
2021	72,329	$43.541640	to	$62.583924	$3,096,473	1.15%	to	2.65%	—%	to	—%	15.69%	to	17.44%
2020	85,874	$37.076738	to	$54.096021	$3,128,619	1.15%	to	2.65%	—%	to	—%	36.58%	to	38.64%
2019	86,285	$26.743326	to	$39.608394	$2,280,036	1.15%	to	2.65%	—%	to	—%	35.38%	to	37.42%
Invesco V.I. Capital Appreciation Fund
2023	329,796	$41.080661	to	$45.895639	$11,965,206	0.75%	to	2.65%	—%	to	—%	31.50%	to	34.02%
2022	376,133	$30.652739	to	$34.901591	$10,245,137	0.75%	to	2.65%	—%	to	—%	(32.77)%	to	(31.48)%
2021	400,324	$44.735153	to	$51.915077	$16,059,988	0.75%	to	2.65%	—%	to	—%	19.09%	to	21.37%
2020	464,255	$36.859188	to	$43.594579	$15,406,495	0.75%	to	2.65%	—%	to	—%	32.68%	to	35.22%
2019	579,677	$27.258340	to	$32.857358	$14,320,891	0.75%	to	2.65%	—%	to	—%	32.30%	to	34.83%
Invesco V.I. Global Fund
2023	1,272,576	$35.391998	to	$37.292993	$41,885,384	0.75%	to	2.70%	—%	to	—%	30.87%	to	33.44%
2022	1,504,815	$27.043831	to	$27.946836	$37,364,803	0.75%	to	2.70%	—%	to	—%	(33.75)%	to	(32.45)%
2021	1,601,492	$40.822860	to	$41.369564	$59,236,458	0.75%	to	2.70%	—%	to	—%	12.10%	to	14.31%
2020	1,794,462	$36.190441	to	$36.414905	$58,428,263	0.75%	to	2.70%	0.44%	to	0.45%	23.95%	to	26.39%
2019	2,087,978	$28.634834	to	$29.379437	$54,104,849	0.75%	to	2.70%	0.63%	to	0.64%	27.96%	to	30.47%
Invesco V.I. Main Street Fund®
2023	82,807	$38.556323	to	$40.107867	$2,770,682	0.75%	to	2.65%	0.48%	to	0.49%	19.62%	to	21.91%
2022	95,270	$31.626400	to	$33.529518	$2,637,749	0.75%	to	2.65%	1.10%	to	1.13%	(22.40)%	to	(20.91)%
2021	114,603	$39.985769	to	$43.206106	$4,027,045	0.75%	to	2.65%	0.50%	to	0.51%	23.91%	to	26.28%
2020	134,946	$31.664050	to	$34.869839	$3,791,810	0.75%	to	2.65%	0.80%	to	1.18%	10.72%	to	12.84%
2019	152,876	$28.059885	to	$31.493335	$3,846,738	0.75%	to	2.65%	0.81%	to	0.89%	28.30%	to	30.75%
Invesco V.I. Main Street Small Cap Fund®
2023	400,465	$41.950511	to	$44.955617	$14,694,793	0.75%	to	2.70%	0.94%	to	0.96%	14.68%	to	16.94%
2022	439,130	$35.873738	to	$39.199858	$13,885,234	0.75%	to	2.70%	0.25%	to	0.25%	(18.28)%	to	(16.67)%
2021	490,654	$43.050411	to	$47.969172	$18,776,147	0.75%	to	2.70%	0.18%	to	0.18%	19.01%	to	21.35%

2020	613,539	$35.476339	to	$40.551769	$19,473,533	0.75%	to	2.65%	0.32%	to	0.37%	16.51%	to	18.74%
2019	700,330	$29.876845	to	$34.805966	$18,854,973	0.75%	to	2.65%	—%	to	—%	22.84%	to	25.19%
Putnam VT Diversified Income Fund
2023	300,261	$16.439856	to	$27.140190	$6,564,178	0.75%	to	2.65%	5.98%	to	6.37%	2.08%	to	4.03%
2022	334,836	$16.105544	to	$26.087902	$7,067,971	0.75%	to	2.65%	6.65%	to	7.23%	(4.90)%	to	(3.08)%
2021	367,260	$16.935383	to	$26.915716	$8,089,504	0.75%	to	2.65%	0.63%	to	0.64%	(9.38)%	to	(7.65)%
2020	402,562	$18.689170	to	$29.143816	$9,675,993	0.75%	to	2.65%	7.13%	to	7.54%	(3.50)%	to	(1.64)%
2019	451,865	$19.366147	to	$29.631179	$11,169,584	0.75%	to	2.65%	3.22%	to	3.25%	8.32%	to	10.40%
Putnam VT Global Asset Allocation Fund
2023	27,234	$27.365351	to	$81.837000	$1,412,967	1.15%	to	2.65%	1.51%	to	1.54%	14.41%	to	16.14%
2022	31,172	$23.917748	to	$70.462673	$1,427,075	1.15%	to	2.65%	1.34%	to	1.40%	(18.23)%	to	(16.99)%
2021	31,876	$29.248540	to	$84.883310	$1,734,178	1.15%	to	2.65%	0.69%	to	0.70%	10.97%	to	12.65%
2020	36,563	$26.357024	to	$75.353389	$1,701,483	1.15%	to	2.65%	1.85%	to	1.87%	9.37%	to	11.03%
2019	40,233	$24.098186	to	$67.870195	$1,677,784	1.15%	to	2.65%	1.45%	to	1.46%	14.07%	to	15.79%
Putnam VT Large Cap Growth Fund+
2023	83,482	$26.977862	to	$31.274360	$2,457,424	0.75%	to	2.70%	—%	to	—%	40.63%	to	43.40%
2022	81,272	$19.183309	to	$21.809652	$1,681,301	0.75%	to	2.70%	—%	to	—%	(32.36)%	to	(31.02)%
2021	104,301	$28.359905	to	$31.618739	$3,141,093	0.75%	to	2.70%	—%	to	—%	19.39%	to	21.74%
2020	114,500	$23.753875	to	$25.972541	$2,861,332	0.75%	to	2.70%	0.04%	to	0.04%	35.02%	to	37.67%
2019	109,534	$17.593431	to	$18.865477	$2,008,976	0.75%	to	2.70%	0.13%	to	0.13%	33.10%	to	35.72%
Putnam VT International Value Fund
2023	126,845	$9.072227	to	$11.868748	$1,387,276	0.75%	to	2.40%	1.52%	to	1.55%	15.87%	to	17.79%
2022	152,731	$7.829826	to	$10.075850	$1,428,579	0.75%	to	2.40%	1.99%	to	2.28%	(9.02)%	to	(7.50)%
2021	183,806	$8.605878	to	$10.893230	$1,868,435	0.75%	to	2.40%	1.97%	to	2.01%	12.21%	to	14.08%
2020	206,447	$7.669265	to	$9.548857	$1,846,360	0.75%	to	2.40%	2.59%	to	2.61%	1.48%	to	3.16%
2019	241,361	$7.557642	to	$9.255912	$2,092,810	0.75%	to	2.40%	2.64%	to	2.67%	17.37%	to	19.32%
Putnam VT International Equity Fund
2023	493,902	$18.358006	to	$33.896567	$10,508,645	0.75%	to	2.65%	0.04%	to	0.04%	15.41%	to	17.62%
2022	590,047	$15.906875	to	$28.818359	$10,712,515	0.75%	to	2.65%	1.47%	to	1.53%	(17.00)%	to	(15.41)%
2021	601,667	$19.164559	to	$34.066311	$13,094,732	0.75%	to	2.65%	1.14%	to	1.16%	5.97%	to	8.01%
2020	680,557	$18.084043	to	$31.540766	$13,724,452	0.75%	to	2.65%	1.60%	to	1.61%	9.17%	to	11.26%
2019	762,569	$16.565762	to	$28.349164	$13,827,790	0.75%	to	2.65%	1.30%	to	1.38%	21.88%	to	24.22%
Putnam VT Core Equity Fund+
2023	227,825	$41.273055	to	$49.803595	$7,649,845	0.75%	to	2.65%	0.52%	to	0.56%	24.74%	to	27.13%
2022	260,651	$32.465799	to	$39.926530	$6,971,349	0.75%	to	2.65%	0.97%	to	0.98%	(17.97)%	to	(16.40)%
2021	321,576	$38.834016	to	$48.675114	$10,055,645	0.75%	to	2.65%	0.63%	to	0.65%	27.59%	to	30.03%
2020	389,647	$29.864980	to	$38.150428	$9,265,849	0.75%	to	2.65%	0.92%	to	0.92%	14.26%	to	16.45%
2019	446,424	$25.646352	to	$33.389635	$9,196,999	0.75%	to	2.65%	0.94%	to	1.09%	28.19%	to	30.65%
Putnam VT Sustainable Leaders Fund
2023	42,459	$43.243834	to	$55.720208	$2,160,758	0.75%	to	2.65%	0.52%	to	0.53%	22.81%	to	25.16%
2022	55,591	$35.211555	to	$44.517527	$2,288,394	0.75%	to	2.65%	0.54%	to	0.61%	(24.93)%	to	(23.49)%
2021	61,403	$46.904217	to	$58.182800	$3,325,112	0.75%	to	2.65%	0.14%	to	0.14%	20.30%	to	22.61%
2020	71,468	$38.987859	to	$47.453470	$3,186,593	0.75%	to	2.65%	0.44%	to	0.58%	25.38%	to	27.78%
2019	87,025	$31.095944	to	$37.136111	$3,050,769	0.75%	to	2.65%	0.42%	to	0.44%	32.80%	to	35.34%
Putnam VT Small Cap Value Fund
2023	178,631	$39.236407	to	$69.301939	$9,837,351	0.75%	to	2.70%	0.15%	to	0.16%	20.46%	to	22.83%
2022	196,810	$32.572138	to	$56.421431	$8,947,187	0.75%	to	2.70%	0.16%	to	0.19%	(15.30)%	to	(13.63)%

2021	229,530	$38.455959	to	$65.326285	$12,170,325	0.75%	to	2.70%	0.72%	to	0.72%	36.18%	to	38.86%
2020	288,120	$28.239224	to	$47.045557	$11,177,058	0.75%	to	2.70%	1.07%	to	1.08%	1.19%	to	3.19%
2019	290,775	$27.905966	to	$45.592713	$11,032,930	0.75%	to	2.70%	0.65%	to	0.65%	20.93%	to	23.31%
Putnam VT George Putnam Balanced Fund
2023	60,615	$28.586077	to	$29.926809	$1,611,356	0.75%	to	2.65%	1.23%	to	1.38%	16.77%	to	19.01%
2022	66,661	$24.480969	to	$25.147226	$1,501,391	0.75%	to	2.65%	0.88%	to	0.89%	(18.19)%	to	(16.62)%
2021	79,940	$29.925419	to	$30.160767	$2,178,786	0.75%	to	2.65%	0.82%	to	0.83%	10.98%	to	13.10%
2020	89,182	$26.666460	to	$26.965609	$2,127,808	0.75%	to	2.65%	1.14%	to	1.15%	12.39%	to	14.54%
2019	92,302	$23.280691	to	$23.993232	$1,936,155	0.75%	to	2.65%	1.36%	to	1.37%	20.76%	to	23.08%
Putnam VT Large Cap Value Fund
2023	91,554	$42.999259	to	$57.278787	$4,675,238	0.75%	to	2.65%	2.05%	to	2.28%	12.64%	to	14.80%
2022	109,294	$38.172937	to	$49.893492	$4,907,234	0.75%	to	2.65%	1.49%	to	1.86%	(5.66)%	to	(3.86)%
2021	110,974	$40.465294	to	$51.894015	$5,219,749	0.75%	to	2.65%	0.71%	to	1.20%	23.98%	to	26.35%
2020	116,810	$32.639476	to	$41.070792	$4,398,578	0.75%	to	2.65%	1.68%	to	1.75%	3.04%	to	5.01%
2019	139,426	$31.677548	to	$39.110370	$5,010,118	0.75%	to	2.65%	1.99%	to	2.03%	27.00%	to	29.43%
Pioneer Fund VCT Portfolio
2023	49,192	$3.812099	to	$44.471179	$218,775	1.60%	to	2.35%	0.58%	to	0.59%	25.60%	to	26.54%
2022	50,896	$3.012497	to	$35.407517	$180,712	1.60%	to	2.35%	0.37%	to	0.40%	(21.55)%	to	(20.95)%
2021	53,208	$3.811098	to	$45.131739	$252,413	1.60%	to	2.35%	0.09%	to	0.09%	24.68%	to	25.62%
2020	54,557	$3.033763	to	$36.196715	$200,215	1.60%	to	2.35%	0.49%	to	0.49%	21.08%	to	21.99%
2019	57,179	$2.486861	to	$29.894836	$172,569	1.60%	to	2.35%	0.75%	to	0.79%	27.99%	to	28.95%
Invesco V.I. Growth and Income Fund
2023	200,374	$30.284608	to	$46.339756	$7,288,943	0.75%	to	2.85%	0.86%	to	1.17%	9.25%	to	11.57%
2022	221,540	$27.720824	to	$41.535968	$7,356,274	0.75%	to	2.85%	1.15%	to	1.28%	(8.64)%	to	(6.70)%
2021	252,712	$30.343527	to	$44.520591	$9,174,080	0.75%	to	2.85%	1.37%	to	1.37%	24.59%	to	27.23%
2020	300,979	$24.354979	to	$34.992069	$8,689,524	0.75%	to	2.85%	1.98%	to	2.01%	(1.01)%	to	1.09%
2019	345,528	$24.603987	to	$34.615136	$10,082,470	0.75%	to	2.85%	1.56%	to	1.58%	21.35%	to	23.92%
Invesco V.I. Comstock Fund
2023	304,258	$36.829537	to	$50.341058	$13,167,527	0.75%	to	2.85%	1.59%	to	1.60%	8.95%	to	11.26%
2022	344,529	$33.804915	to	$45.247300	$13,521,538	0.75%	to	2.85%	1.37%	to	1.38%	(1.99)%	to	0.09%
2021	388,354	$34.490444	to	$45.205513	$15,391,282	0.75%	to	2.85%	1.64%	to	1.65%	29.31%	to	32.05%
2020	478,519	$26.673255	to	$34.233870	$14,503,150	0.75%	to	2.85%	2.12%	to	2.17%	(3.87)%	to	(1.83)%
2019	503,250	$28.368546	to	$34.870955	$15,668,473	0.75%	to	2.65%	1.53%	to	1.70%	21.68%	to	24.01%
Invesco V.I. American Franchise Fund
2023	1,557	$44.235475	to	$53.225028	$77,182	1.50%	to	2.40%	—%	to	—%	37.27%	to	38.51%
2022	913	$32.225891	to	$38.427911	$32,363	1.50%	to	2.40%	—%	to	—%	(32.93)%	to	(32.32)%
2021	948	$48.046522	to	$56.778911	$49,973	1.50%	to	2.40%	—%	to	—%	9.00%	to	9.99%
2020	962	$44.078462	to	$51.623288	$46,337	1.50%	to	2.40%	—%	to	—%	38.63%	to	39.88%
2019	999	$31.795541	to	$36.904503	$34,639	1.50%	to	2.40%	—%	to	—%	33.20%	to	34.40%
Allspring VT International Equity Fund
2023	229,755	$2.487019	to	$16.904757	$402,627	1.15%	to	2.35%	1.71%	to	1.75%	13.12%	to	14.48%
2022	261,550	$2.172448	to	$14.944700	$394,029	1.15%	to	2.35%	4.06%	to	4.07%	(13.54)%	to	(12.50)%
2021	346,939	$2.482663	to	$17.285019	$569,113	1.15%	to	2.35%	1.35%	to	1.36%	4.89%	to	6.16%
2020	375,696	$2.338598	to	$16.478639	$575,797	1.15%	to	2.35%	2.21%	to	3.04%	2.45%	to	3.69%
2019	457,301	$2.255411	to	$16.084281	$672,082	1.15%	to	2.35%	4.12%	to	4.30%	12.82%	to	14.18%
Allspring VT Small Cap Growth Fund
2023	23,372	$28.170522	to	$33.327879	$700,751	1.15%	to	2.40%	—%	to	—%	1.88%	to	3.16%

2022	22,323	$26.803464	to	$32.306841	$657,008	1.15%	to	2.65%	—%	to	—%	(36.02)%	to	(35.05)%
2021	23,443	$41.894130	to	$49.742362	$1,075,737	1.15%	to	2.65%	—%	to	—%	5.11%	to	6.70%
2020	28,319	$39.857032	to	$46.619653	$1,230,135	1.15%	to	2.65%	—%	to	—%	53.96%	to	56.29%
2019	40,208	$25.887114	to	$29.829102	$1,119,848	1.15%	to	2.65%	—%	to	—%	22.04%	to	23.88%
Allspring VT Opportunity Fund
2023	1,470	$35.690301	to	$37.961169	$54,617	1.15%	to	1.65%	—%	to	—%	24.76%	to	25.38%
2022	1,508	$27.807968	to	$30.276112	$44,794	1.15%	to	1.90%	—%	to	—%	(22.11)%	to	(21.52)%
2021	1,569	$35.699348	to	$38.577114	$59,472	1.15%	to	1.90%	0.20%	to	0.25%	22.71%	to	23.64%
2020	1,676	$29.091748	to	$31.202215	$51,425	1.15%	to	1.90%	0.70%	to	0.73%	19.04%	to	19.94%
2019	2,801	$24.438126	to	$26.015277	$72,214	1.15%	to	1.90%	0.55%	to	0.55%	29.33%	to	30.30%
Morgan Stanley VIF Global Infrastructure Portfolio
2023	43,037	$12.970446	to	$14.620637	$620,456	1.40%	to	2.35%	1.84%	to	2.53%	1.85%	to	3.10%
2022	49,921	$12.734916	to	$14.181494	$697,157	1.40%	to	2.35%	2.71%	to	2.95%	(10.45)%	to	(9.30)%
2021	62,709	$14.220555	to	$15.634766	$961,660	1.40%	to	2.35%	2.61%	to	2.85%	11.36%	to	12.67%
2020	77,750	$12.770338	to	$13.876386	$1,062,348	1.40%	to	2.35%	1.43%	to	1.68%	(3.72)%	to	(2.52)%
2019	85,573	$13.264276	to	$14.235795	$1,201,863	1.40%	to	2.35%	2.52%	to	2.74%	24.90%	to	26.52%
MFS® Core Equity Portfolio
2023	17,369	$22.794576	to	$24.809699	$425,836	1.30%	to	2.25%	0.54%	to	0.54%	20.40%	to	21.55%
2022	18,548	$18.931928	to	$20.410901	$373,746	1.30%	to	2.25%	0.32%	to	0.32%	(19.11)%	to	(18.34)%
2021	19,001	$23.405461	to	$24.994966	$469,510	1.30%	to	2.25%	0.43%	to	0.43%	22.53%	to	23.69%
2020	18,131	$19.102590	to	$20.207117	$362,599	1.30%	to	2.25%	0.65%	to	0.73%	16.07%	to	17.18%
2019	19,120	$16.458176	to	$17.245228	$326,703	1.30%	to	2.25%	0.20%	to	0.81%	30.23%	to	31.47%
MFS® Massachusetts Investors Growth Stock Portfolio
2023	16,372	$25.562037	to	$26.967085	$435,974	1.40%	to	2.00%	0.30%	to	0.37%	21.55%	to	22.28%
2022	15,206	$21.029614	to	$22.052900	$331,198	1.40%	to	2.00%	0.10%	to	0.10%	(20.86)%	to	(20.38)%
2021	15,461	$26.572464	to	$27.698488	$423,671	1.40%	to	2.00%	0.23%	to	0.25%	23.48%	to	24.22%
2020	15,741	$21.519723	to	$22.297504	$347,795	1.40%	to	2.00%	0.35%	to	0.46%	20.10%	to	20.82%
2019	19,656	$17.918193	to	$18.454748	$359,696	1.40%	to	2.00%	0.59%	to	0.60%	37.18%	to	38.01%
*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2023 and through April 19, 2024, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company
Audited Consolidated Financial Statements
As of December 31, 2023 and 2022 (Successor Company)
For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Balance Sheets — As of December 31, 2023 and 2022 (Successor Company)	F-6
Consolidated Statements of Operations — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F-7
Consolidated Statements of Comprehensive Income (Loss) — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F-8
Consolidated Statements of Changes in Stockholder's Equity — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-12
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments — Other Than Investments in Related Parties	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022 (Successor Company), and the results of its operations and its cash flows for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Notes 1 and 2 to the financial statements, the Company has changed its method of accounting for long-duration contracts due to the adoption of ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), effective January 1, 2023, with a transition date of July 1, 2021.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 2, 5 and 12 to the financial statements
Critical Audit Matter Description
The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal- capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses.
Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:
◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs.
Certain Assumptions Used in the Valuation of Embedded Derivatives for Fixed Indexed Annuities – Refer to Notes 1, 3, 4, and 5 to the financial statements
Critical Audit Matter Description
The Company assumes via reinsurance fixed indexed annuity contracts (FIA) contracts. FIA contract balances appreciate based on a minimum guaranteed credited rate or on the performance of market indices. For FIA contracts where an equity market index is elected, the account value attributable to the equity performance, which is not clearly and closely related to the insurance contract, is recognized as an embedded derivative liability. The liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract and is reported in other policyholder funds. The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values.
Given the sensitivity of these embedded derivatives to changes in these assumptions, specifically around policyholder lapse and partial withdrawals, as well as discount rates, and the significant uncertainty inherent in estimating them, we identified management’s evaluation of these assumptions as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the embedded derivatives recorded within other policyholder funds, specifically lapses, partial withdrawals, and discount rates, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:

◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the embedded derivative and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs of the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded derivatives.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 24, 2024
We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except share data)	2023	2022
Assets
Investments
Fixed maturities, available-for-sale, at fair value (related party: $9 and $4) (net of allowance for credit losses: $16 and $—; amortized cost: $17,335 and $18,689)	$14,854	$15,383
Fixed maturities, at fair value using the fair value option (related party: $27 and $—)	252	331
Equity securities, at fair value	182	179
Mortgage loans (net of allowance for credit losses: $26 and $15)	2,019	2,520
Policy loans (related party: $(6) and $—)	1,528	1,495
Investment funds (related party: $51 and $8) (portion at fair value: $238 and $58)	1,428	1,300
Other investments (portion at fair value: $35 and $83)	35	95
Short-term investments, at fair value (related party: $440 and $100)	1,181	1,489
Total investments	21,479	22,792
Cash	421	173
Reinsurance recoverables (related party: $9,468 and $9,613) (net of allowance for credit losses: $18 and $21) (portion at fair value: $1,242 and $1,286)	37,706	39,223
Market risk benefits	578	325
Value of business acquired and deferred acquisition costs (related party: $114 and $176)	457	496
Deferred income taxes	828	879
Goodwill and other intangible assets, net	149	155
Other assets	420	441
Separate account assets	89,514	87,255
Total assets	$151,552	$151,739

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$19,379	$18,738
Other policyholder funds and benefits payable (related party: $526 and $582) (portion at fair value: $536 and $295)	29,502	31,827
Market risk benefits	1,074	1,204
Funds withheld liability (related party: $9,148 and $9,248 (portion at fair value: $(157) and $(560))	10,210	10,474
Other liabilities (related party: $33 and $(1)) (portion at fair value: $57 and $105)	811	981
Separate account liabilities	89,514	87,255
Total liabilities	150,490	150,479
Commitments and Contingencies (Note 15)
Stockholder’s Equity
Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share)	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss (related party: $(580) and $(762))	(1,325)	(1,659)
Retained earnings	504	1,036
Total stockholder’s equity	1,062	1,260

Total liabilities and stockholder’s equity	$151,552	$151,739
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Operations

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Revenues
Premiums (related party: $(56), $(27), $— , and $—)	$88	$99	$26	$24
Policy charges and fee income (related party: $(304), $(320), $— , and $—)	646	509	434	438
Net investment income (related party: $(380), $(136), $—, and $—)	590	778	498	534
Investment and derivative related losses, net (related party: $361, $696, $— , and $—)	(929)	(76)	(50)	(242)
Total revenues	395	1,310	908	754

Benefits, Losses and Expenses
Benefits and losses (remeasurement loss (gain): $(17), $10, $14, and $—) (related party: $(276), $(117), $— , and $— )	307	521	161	349
Change in market risk benefits (related party: $77, $4,$—, and $—)	(305)	(295)	2	—
Amortization of value of business acquired and deferred acquisition costs (related party: $14, $19, $—, and $—)	55	61	24	(43)
Insurance operating costs and other expenses (related party: $(136), $(119), $—, and $—)	334	301	212	232
Total benefits, losses and expenses	391	588	399	538

Income before income taxes	4	722	509	216

Income tax expense (benefit)	(39)	107	88	30
Net income	$43	$615	$421	$186

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Net income	$43	$615	$421	$186

Other comprehensive income (loss)
Unrealized gain (loss) on available-for-sale securities	675	(2,606)	(16)	(275)
Unrealized gain (loss) on cash flow hedging instruments	4	(27)	—	1
Gain (loss) related to discount rate for reserve for future policy benefits (related party: $182, $(762), $—, and $— )	(212)	873	(14)	—
Gain (loss) related to credit risk for market benefits	(133)	96	35	—
Other comprehensive income (loss)	334	(1,664)	5	(274)

Comprehensive income (loss)	$377	$(1,049)	$426	$(88)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Predecessor Company
Balance at January 1, 2021	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contributions to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance at June 30, 2021	$6	$1,526	$1,007	$58	$2,597

Successor Company
Balance at July 1, 2021	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	421	421
Other comprehensive loss	—	—	5	—	5
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	—	—
Balance at December 31, 2021	6	1,877	5	421	2,309

Balance at January 1, 2022	6	1,877	5	421	2,309
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	—	—
Balance at December 31, 2022	6	1,877	(1,659)	1,036	1,260

Balance at January 1, 2023	6	1,877	(1,659)	1,036	1,260
Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	(575)	(575)
Balance at December 31, 2023	$6	$1,877	$(1,325)	$504	$1,062

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Operating Activities
Net income	$43	$615	$421	$186
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Investment and derivative related losses, net (related party: $(361), $(696), $—, and $—)	929	76	50	242
Amortization of unearned revenue reserve (related party: $(56), $(5) , $—, and $—)	(118)	(68)	—	(26)
Amortization of value of business acquired and deferred acquisition costs (related party: $14, $19, $—, and $—)	55	61	24	(43)
Depreciation and amortization	167	227	102	38
Deferred income taxes	(37)	124	174	29
Interest credited on investment and universal life-type contracts	370	481	314	152
Change in market risk benefits (related party: $77, $4, $—, and $—)	(305)	(295)	2	—
Other operating activities, net (related party: $382, $136, $—, and $—)	(571)	(40)	(273)	(114)
Changes in operating assets and liabilities:
Reinsurance recoverables (related party: $(510), $198, $—, and $—)	178	(741)	(29)	(134)
Reserve for future policy benefits	92	228	(153)	63
Other assets and liabilities (related party: $447, $—, $—, $—)	328	91	(131)	51
Net proceeds from (payments for) reinsurance transactions	—	121	(877)	—
Net cash provided by (used for) operating activities	1,131	880	(376)	444

Investing Activities
Proceeds from sales, maturities, and payments of:
Fixed maturities	2,182	6,185	2,976	1,622
Equity securities	6	26	47	3
Mortgage loans	588	258	294	158
Investment funds (related party: $1, $—, $—, and $—)	295	64	102	71
Other investments	6	—	—	—
Payments for purchases of:
Fixed maturities (related party: $(32), $—, $—, and $—)	(1,200)	(4,607)	(1,974)	(1,197)
Equity securities	(2)	(22)	(121)	(45)
Mortgage loans	(132)	(667)	(207)	(177)
Investment funds (related party: $(44), $—, $—, and $—)	(126)	(158)	(100)	(74)
Net proceeds from (payments for):
Repurchase agreements program	—	25	(11)	8
Policy loans	(33)	(11)	9	(32)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Derivatives	(913)	(559)	(161)	(539)
Short-term investments (related party: $(340), $(100), $—, and $—)	287	(255)	(314)	200
Net cash provided by (used for) investing activities	958	279	540	(2)
Financing Activities
Investment and universal life-type contracts:
Deposits and other additions	2,693	2,033	872	1,001
Withdrawals and other deductions	(10,635)	(8,109)	(4,766)	(4,862)
Net transfers from separate accounts	6,799	5,140	3,598	3,659
Net change in securities loaned or sold under agreements to repurchase	(123)	(99)	131	270
Dividends to parent	(575)	—	—	(265)
Distributions to parent	—	—	—	(235)
Net cash used for financing activities	(1,841)	(1,035)	(165)	(432)

Net increase (decrease) in cash	248	124	(1)	10
Cash at beginning of year	173	49	50	40
Cash at end of year	$421	$173	$49	$50

Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$(74)	$142	$(13)	$2

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)
1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG" or "Talcott Financial Group").
The financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain reclassifications were made to prior year balances for the presentation of unearned premiums and deferred gains on reinsurance to be consistent with current year presentation.
Description of Business
As of December 31, 2023, the Company managed approximately 446 thousand annuity contracts with an account value of approximately $38 billion, gross of reinsurance, and private placement life insurance with an account value of approximately $41.7 billion. Upon the Company's acquisition by Sixth Street, the Company's strategy changed to be one of a life insurance aggregator through reinsurance. Since the Sixth Street acquisition, the Company has participated in multiple assumed reinsurance transactions that have positioned the Company, as part of the Talcott Financial Group, as a leading participant in this area of the life insurance marketplace. As part of the Company's growth strategy, the Company assumes life insurance blocks of business, providing external insurers with solutions to create capital flexibility and risk management efficiencies. Since the Sixth Street Acquisition and as of December 31, 2023, the Company has assumed fixed indexed annuities ("FIA") of $7.3 billion and variable annuities ("VA") of $6.4 billion.
On June 30, 2021, the Company’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into THLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, TFG indirectly obtained 100% control of THLP and its life and annuity operating subsidiaries for a total purchase price of approximately $2.2 billion, comprised of a $500 pre-closing dividend and cash of $1.7 billion. The merger was accounted for using business combination accounting, together with an election to apply pushdown accounting. Under this method, the purchase price paid was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. The Company’s consolidated financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the agreement are labeled ("Predecessor Company") and the periods subsequent to that date are labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of purchase accounting, the consolidated financial statements for the years ended December 31, 2023 and 2022 and period of July 1, 2021 to December 31, 2021 (Successor Company), are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to TFG’s accounting policies and modified its presentation for certain transactions.
Consolidation
The financial statements include the accounts of the Company and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated. Entities in which the Company has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method.
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Our principal estimates and assumptions impact the following reported amounts and disclosures:
•Fair value of investments;
•Impairment of investments and allowance for credit losses (“ACL”);
•Derivatives valuation, including embedded derivatives;

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
•Market risk benefits (“MRB”);
•Reserve for future policy benefits;
•Valuation allowances on deferred tax assets (“DTA”);
•Evaluation of goodwill for impairment.
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the annual financial statements. Additional details regarding these estimates and assumptions are discussed in the following significant accounting policies and the related footnote disclosures.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment and its principal products and services are comprised of variable, fixed and payout annuities, FIAs, and private-placement life insurance. The Company's determination that it has one reportable segment is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at an aggregate level.
Investments
Fixed Maturities
Fixed maturities consist of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI").
Equity Securities
Equity securities are carried at fair value with any changes in fair value recorded in investment and derivative related losses, net in the statement of operations.
Mortgage Loans
Mortgage loans are carried at the outstanding principal balance adjusted for amortization of premiums and accretion of discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.
Policy Loans
Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Investment Funds
Investment funds principally represent LPs and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income.
Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year, which are generally obtained from the entity’s managers, general partners, or managing members.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Other Investments
Other investments consist of derivative instruments carried at fair value and real estate held directly, which is recorded at amortized cost.
Cash and Cash Equivalents
Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less.
Short-Term Investments
Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, and make up $714 and $1,272 of the carrying amount as of December 31, 2023 and 2022, respectively. Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above.
Funds Withheld Liability
The Company records a funds withheld liability under ceded coinsurance with funds withheld or modified coinsurance arrangements, which represents the fair value of segregated invested assets. The funds withheld liability is comprised of a host contract and an embedded derivative. The funds withheld liability is measured as the total of the host contract, which the Company has assessed as the book value of assets, and the embedded derivative, which the Company has assessed as the net unrealized gains (losses) on the underlying assets as the Company is obligated to pay the total return on the underlying investments. The Company records the total return of the funds withheld within net income (inclusive of the return on both the host contract and the embedded derivative). The Company allocates the total return between net investment income, measured as a risk-free rate on the host contract, and net investment and derivative related losses, net, measured as the difference between the total return and host accretion.
Fair Value Option ("FVO")
The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded as investment and derivative related losses, net.
Impairment of Investments and the Allowance for Credit Losses
We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment and derivative related losses, net.
If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment and derivative related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI.
We also evaluate other financial instruments for credit losses, such as mortgage loans, reinsurance recoverables, and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment for fixed maturity debt securities.
Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment and derivative related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
The components of net investment income include:
•Interest income from AFS debt securities and mortgage loans, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments;
•Prepayment fees and make-whole payments on AFS debt securities and mortgage loans, which are recognized when earned;
•Dividends for equity securities, which are recognized on the ex-dividend date;
•Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements;
•A portion of the change in funds withheld, measured as the risk-free return on the host contract;
•A reduction for investment expenses.
Investment and Derivative Related Losses, Net
The components of investment and derivative related losses, net include:
•Realized gains and losses on the sale of investments, determined on a specific identification basis;
•Fair value changes in equity securities;
•Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within the funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes;
•Fair value changes for investments where the FVO has been elected;
•Impairments and changes in the ACL on AFS debt securities; mortgage loans; and reinsurance recoverables;
•Foreign currency transaction remeasurements.
Accrued Interest Receivable
Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of investment and derivative related losses, net.
Interest income on AFS debt securities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Financial Statements.
Non-Consolidated Variable Interest Entities
The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Derivative Instruments
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed in a legal entity and with the same counterparty or under a master netting agreement.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”) or (2) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness.
To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness at both at the hedge’s inception and on a quarterly basis. This assessment is primarily performed using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the statements of operations in which the cash flows of the hedged transaction are reported. Cash flows from cash flow hedge are presented in the same category as the cash flows from the hedged transaction on the statements of cash flows.
Investments in derivatives for the Company’s other investment or risk management activities do not receive hedge accounting treatment, and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported as a component of investment and derivative related losses, net in the statements of operations.
We discontinue hedge accounting prospectively if: (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised. When cash flow hedge accounting is discontinued because we become aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are immediately reclassified in net income. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction.
Embedded Derivatives
The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that (1) the embedded derivative possesses economic

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument. The embedded derivative is presented on the same financial statement line item as the host contract, and is carried at fair value with changes in fair value recorded as a component of investment and derivative related losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligors’ or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties.
The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty, and permit right of offset. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7.
Reinsurance
The Company enters into reinsurance transactions with unaffiliated and affiliate insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk. Failure of counterparties to honor their obligations could result in losses to the Company. Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer.
We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction).
Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the balance sheets.
Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer. Refer to Note 6 - Reinsurance for additional information related to the various trusts the Company maintains.
Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle profit and loss with respect to the investment returns. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations.
Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the balance sheets. Revenue, however, is recorded from the reinsurance of separate accounts as premiums or policy charges and fee income on the statements of operations.
Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances
Value of Business Acquired
Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the acquisition. It is based on the actuarially estimated present value of future cash flows of the acquired contracts in-force as of the date of the acquisition. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business.
For certain transactions, the fair value of obligations related to acquired insurance and investment contracts exceed the book value of policy liabilities, resulting in additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount.
The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability.
Deferred Acquisition Costs
As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts.
Unearned Revenue Reserve
As noted in the Reinsurance section above, a net gain on assumed reinsurance is recorded as URR within other policyholder funds and benefits payable on the balance sheets.
Amortization of Deferred Acquisition Costs and Other Balances
The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the associated liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses accepted actuarial methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality.
The constant-level basis uses a method specific to the underlying product, generally policy counts or gross premiums, and approximates a pattern of straight-line amortization at an individual contract level. The amortization rate is calculated at the end of each reporting period, and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established.
Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the assumptions for the LFPB and additional liabilities for other insurance benefits.
Income Taxes
We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of deferred tax assets, and if required, record a valuation allowance to reduce the total deferred tax asset, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the statements of operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Refer to Note 14 - Income Taxes for additional information.
Goodwill
Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired, and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Other Intangible Assets
Other intangible assets with definite lives are amortized over the estimated useful life of the asset and consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses, and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Separate Accounts
The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered market risk benefits. Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company’s separate account products include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate account policies on a modified coinsurance basis to unaffiliated reinsurers.
We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total separate account liabilities is reported at an amount equal to separate account assets, and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges.
Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information.
Reserve for Future Policy Benefits
Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”), deferred profit liability (“DPL”) related to life-contingent payout annuities, and additional liabilities for ULSG contracts. Reserve for Future Policy Benefits also consists of traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts.
Liability for Future Policy Benefits
The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort.
The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review in the third quarter. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain (loss).
The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death.
Cash flows are discounted using an upper-medium grade (or low credit risk), fixed-income instrument yield (the equivalent of a Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. The contract inception date is identified as the acquisition date for contracts acquired through an inforce reinsurance arrangement or business combination. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. Reserve accretion in subsequent measurement periods calculated using the locked-in yield curve established at contract inception is recorded as benefit expense through net income.
The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. The Company maximizes the use of observable data as of each valuation date when developing an upper-medium grade yield curve designed to reflect the duration characteristics of the insurance liabilities.
Deferred Profit Liability
The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the statements of operations.
Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review in the third quarter. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement loss (gain) within benefits and losses in the statements of operations.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information.
Additional Liability for Universal Life with Secondary Guarantees
Reserves for such ULSG benefits are included within the reserve for future policy benefits on the balance sheets, as they provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges.
Additional liabilities for other insurance benefits are determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are discounted at the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review in the third quarter. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement loss (gain) within benefits and losses in the statements of operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PABs”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception, and is further described in the MRB policy section below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Policyholder Account Balance
PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for contracts with explicit account values, including VA, fixed annuities, corporate-owned life insurance (“COLI”), and other universal life-type products (“UL”). This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
FIA contract balances appreciate based on a minimum guaranteed credited rate or the performance of market indices, and generally protect the contract owner against loss of principal and may include living withdrawal benefits or enhanced annuitization benefits. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index.
For FIA contracts where an equity market index is elected, the account value attributable to equity performance, which is not clearly and closely related to the host insurance contract, is recognized as an embedded derivative. The liability reported on the balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The host contract adjustment is subsequently accreted over the underlying policy’s expected life. The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies, and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating.
Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information.
Market Risk Benefits
The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”), as well as expected annuitization benefits for FIA products.
MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset, and are reported separately as MRB liabilities or assets on the balance sheets as there is no legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contractholder, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for MRBs that are reinsured. Changes in the fair value of MRBs are recorded as a change in market risk benefits within net income, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For MRBs that are reinsured, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in market risk benefits recorded through net income.
At contract inception, we assess the fees and assessments collectible from the policyholder and allocate them to the extent they are attributable to the MRB. If attributed fees are sufficient to cover the projected benefits, a non-option based valuation model is used. If attributed fees are insufficient to cover the projected benefits (or there are no explicit fees collectible from the policyholder), an option-based valuation model is used. MRBs calculated using an option-based model are measured and recognized at contract inception and for FIA contracts, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the balance sheets.
Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB for the remaining payout annuity contract is established, if applicable.
Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, ceded MRBs are measured at fair value and are separately recorded in reinsurance recoverables on the balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Refer to Note 12 - Market Risk Benefits for additional information.
Revenue Recognition
For investment and universal life-type contracts, amounts collected from policyholders are considered deposits and are not included in revenue. Policy charges and fee income for VA, FIA, fixed annuities and other universal life-type contracts primarily consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For traditional life products, premiums are recognized as revenue when due from policyholders.
Adoption of New Accounting Standards
Targeted Improvements to the Accounting for Long-Duration Contracts (ASU 2018-12)
Refer to Note 2 - Adoption of Long-Duration Targeted Improvements for additional information.
Business Combinations – Contract Assets and Contract Liabilities from Contracts with Customers (ASU 2021-08)
ASU 2021-08 applies to business combinations on or after January 1, 2023 and modifies how acquiring entities measure contract assets and contract liabilities from contracts with customers held by the acquiree. Such balances will be measured in a manner consistent with how the acquiree recognized and measured them in its pre-acquisition financial statements. We adopted these updates effective January 1, 2023, and it did not have an impact on our financial statements as the Company did not enter into any business combinations in 2023.
Financial Instruments – Credit Losses (Topic 326) – Troubled Debt Restructurings and Vintage Disclosures (ASU 2022-02)
ASU 2022-02 modified guidance for troubled debt restructurings and expanded disclosure requirements to present write-off of financing receivables disaggregated by year of origination (i.e., vintage). We adopted these updates effective January 1, 2023, and it did not have a material effect on our financial statements.
Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06)
ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 will no longer be available. The Company will continue to evaluate the impact of reference rate reform on contract modifications and hedging relationships.
Derivatives and Hedging: Fair Value Hedging - Portfolio Layer Method (ASU 2022-01)
ASU 2022-01 expanded the scope of financial assets that are qualified for use in a portfolio layer hedging strategy. We adopted these updates effective January 1, 2023, and it did not have a material effect on our financial statements.
Recently Issued Accounting Standards
Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03)
ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value, and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt the provisions of ASU 2022-03 in the first quarter of 2024 and does not expect it to have a material effect on the financial statements.
Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07)
ASU 2023-07 will require additional disclosures regarding segment expenses and additional information regarding the Company's Chief Operating Decision Maker. The ASU also clarifies the expanded disclosures will be applicable to entities with a single reportable segment. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt the provisions of ASU 2023-07 in the first quarter of 2024 and does not expect it to have a material effect on the financial statements.
Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09)
ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements
The FASB issued ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”) in August 2018, which impacted the recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the LFPB, by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance amends the accounting for certain market-based options or guarantees associated with account balance contracts, simplify the amortization of DAC and other balances amortized on a basis consistent with DAC, and improve the effectiveness of the required disclosures.
The Company adopted the update effective as of January 1, 2023 and applied the retrospective method as of July 1, 2021, the date of the Sixth Street Acquisition. At the acquisition date, VOBA and negative VOBA balances were established for the difference between the fair value of the insurance contract assets and liabilities. Upon adoption, the LFPB and contractual features that meet the criteria for MRBs were adjusted to conform to LDTI, with an offsetting adjustment made to VOBA or negative VOBA. No adjustments were recorded to AOCI or retained earnings upon the initial adoption. As such, the Company retrospectively adjusted prior period amounts shown in the annual financial statements to reflect the new guidance.
The following table presents the Successor Company rollforward of life-contingent payout annuities from the acquired balance measured before adoption, to the opening balance as of the adoption date:

Balance as of July 1, 2021	$14,613
Change in discount rate assumptions	(2,280)
Change in cash flow assumptions and other activity	(554)
Adjusted balance as of July 1, 2021	$11,779

Less: reinsurance recoverables	(2,938)
Adjusted balance as of July 1, 2021, net of reinsurance	$8,841
The previously reported and adjusted gross reserve balances in the table above exclude certain fully reinsured life-contingent payout annuities, traditional life insurance reserves, and other reserves of $0.9 billion and $1.1 billion, respectively.
The following table presents a rollforward of MRB liabilities associated with VA, from the acquired balance measured before adoption, to the opening balance as of the adoption date:

Balance as of July 1, 2021	$—
Addition of existing balances [1]	261
Fair value adjustments	399
Adjusted balance as of July 1, 2021	$660

Less: ceded market risk benefits [2]	(776)
Adjusted balance as of July 1, 2021, net of reinsurance	$(116)
[1]Associated reserves were previously recorded within reserve for future policy benefits and other policyholder funds and benefits payable on the balance sheets.
[2]Included within reinsurance recoverables on the balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table presents a rollforward of VOBA associated with VA and negative VOBA associated with life-contingent payout annuities, from the acquired balance measured before adoption, to the opening balance as of the adoption date:

	Value of Business Acquired	Negative VOBA [1]
Balance, as of July 1, 2021	$565	$17
Establishment of market risk benefits	(200)
Change in discount rate assumptions for the liability for future policy benefits [2]		2,280
Change in cash flow assumptions and other activity for the liability for future policy benefits		554
Adjusted balance, as of July 1, 2021	$365	$2,851
[1]Included within other policyholder funds and benefits payable on the balance sheets.
[2]Relates to the change from a risk-free discount rate to a upper-medium grade (or low credit risk), fixed-income instrument yield.
The following table summarizes the effects of adoption on the applicable financial statement line items on the balance sheet as of December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Assets
Reinsurance recoverables	$40,400	$(1,177)	$39,223
Market risk benefits	—	325	325
Value of business acquired and deferred acquisition costs	518	(22)	496
Deferred income taxes	1,120	(241)	879
Other assets	453	(12)	441
Total assets	$152,866	$(1,127)	$151,739

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$21,432	$(2,694)	$18,738
Other policyholder funds and benefits payable	31,320	507	31,827
Market risk benefits	—	1,204	1,204
Funds withheld liability	10,485	(11)	10,474
Other liabilities	2,018	(1,037)	981
Total liabilities	152,510	(2,031)	150,479

Stockholder's Equity
Accumulated other comprehensive loss	(2,166)	507	(1,659)
Retained earnings	639	397	1,036
Total stockholder's equity	356	904	1,260

Total liabilities and stockholder's equity	$152,866	$(1,127)	$151,739

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of operations for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Revenues
Premiums	$109	$(10)	$99
Policy charges and fee income	506	$3	509
Investment and derivative related losses, net	(10)	(66)	(76)
Total revenues	1,383	(73)	1,310

Benefits, Losses, and Expenses
Benefits and losses	606	(85)	521
Change in market risk benefits	—	(295)	(295)
Amortization value of business acquired and deferred acquisition costs	79	(18)	61
Total benefits, losses, and expenses	986	(398)	588

Income before income taxes	397	325	722

Income tax expense	38	69	107
Net income	$359	$256	$615

The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of operations for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Revenues
Premiums	$31	$(5)	$26
Policy charges and fee income	410	24	434
Investment and derivative related losses, net	(20)	(30)	(50)
Total revenues	919	(11)	908

Benefits, Losses, and Expenses
Benefits and losses	285	(124)	161
Change in market risk benefits	—	2	2
Amortization value of business acquired and deferred acquisition costs	90	(66)	24
Insurance operating costs and other expenses	213	(1)	212
Total benefits, losses, and expenses	588	(189)	399

Income before income taxes	331	178	509

Income tax expense	51	37	88
Net income	$280	$141	$421

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of comprehensive loss for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$359	$256	$615

Other comprehensive loss
Unrealized loss on available-for-sale securities	(2,129)	(477)	(2,606)
Gain related to discount rate for reserve for future policy benefits	—	873	873
Gain related to credit risk for market risk benefits	—	96	96
Other comprehensive loss	(2,156)	492	(1,664)

Comprehensive loss	$(1,797)	$748	$(1,049)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of comprehensive loss for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$280	$141	$421

Other comprehensive income
Unrealized loss on available-for-sale securities	(10)	(6)	(16)
Gain related to discount rate for reserve for future policy benefits	—	(14)	(14)
Gain related to credit risk for market risk benefits	—	35	35
Other comprehensive income (loss)	(10)	15	5

Comprehensive income	$270	$156	$426
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of cash flows for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$359	$256	$615
Adjustments to reconcile net income to net cash provided by operating activities
Investment and derivative related losses, net	10	66	76
Amortization of value of business acquired and deferred acquisition costs	79	(18)	61
Amortization of unearned revenue reserve	(33)	(35)	(68)
Deferred income tax expense	56	68	124
Interest credited on investment and universal life-type contracts	534	(53)	481
Change in market risk benefits	—	(295)	(295)
Other operating activities, net	(38)	(2)	(40)

Change in operating assets and liabilities
Reinsurance recoverables	(758)	17	(741)
Reserve for future policy benefits	230	(2)	228
Other assets and liabilities	93	(2)	91
Net cash provided by operating activities	$880	$—	$880

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$280	$141	$421
Adjustments to reconcile net income to net cash used for operating activities
Investment and derivative related losses, net	20	30	50
Amortization of value of business acquired and deferred acquisition costs	90	(66)	24
Amortization of unearned revenue reserve	—	—	—
Deferred income tax expense	138	36	174
Change in market risk benefits	—	2	2
Other operating activities, net	(208)	(65)	(273)

Change in operating assets and liabilities
Reinsurance recoverables	(63)	34	(29)
Reserve for future policy benefits	(40)	(113)	(153)
Other assets and liabilities	(132)	1	(131)
Net cash used for operating activities	$(376)	$—	$(376)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Available-for-Sale Debt Securities
The following table presents the balances of AFS debt securities, by major security type:

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2023 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$376	$—	$3	$(16)	$363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	$17,335	$(16)	$38	$(2,503)	$14,854

Short-term investments, available-for-sale	$28	—	—	—	$28

As of December 31, 2022 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$276	$—	$—	$(22)	$254
Collateralized loan obligations	703	—	—	(27)	676
Commercial mortgage-backed securities	1,724	—	1	(211)	1,514
Corporate bonds	12,565	—	2	(2,326)	10,241
Foreign government and agencies	377	—	—	(62)	315
Municipal bonds	1,309	—	—	(269)	1,040
Residential mortgage-backed securities	503	—	—	(86)	417
U.S. Treasury bonds	1,232	—	—	(306)	926
Total fixed maturities, available-for-sale	$18,689	$—	$3	$(3,309)	$15,383

The following table presents the balances of AFS debt securities, by contractual maturity:

	Successor Company
	As of December 31, 2023		As of December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$392	$378	$445	$437
Over one year through five years	2,305	2,178	2,392	2,214
Over five years through ten years	3,351	2,960	4,438	3,732
Over ten years	7,822	6,144	8,209	6,140
Structured securities	3,493	3,222	3,205	2,860
Total	$17,363	$14,882	$18,689	$15,383

Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e., prepayments or extensions).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2023 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$75	$(2)	$181	$(14)	$256	$(16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	$747	$(44)	$12,511	$(2,459)	$13,258	$(2,503)

As of December 31, 2022 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$96	$(5)	$162	$(17)	$258	$(22)
Collateralized loan obligations	644	(27)	11	—	655	(27)
Commercial mortgage-backed securities	819	(102)	682	(109)	1,501	(211)
Corporate bonds	6,659	(1,544)	3,412	(782)	10,071	(2,326)
Foreign government and agencies	185	(41)	128	(21)	313	(62)
Municipal bonds	859	(219)	180	(50)	1,039	(269)
Residential mortgage-backed securities	123	(20)	293	(66)	416	(86)
U.S. Treasury bonds	864	(293)	63	(13)	927	(306)
Total fixed maturities, available-for-sale	$10,249	$(2,251)	$4,931	$(1,058)	$15,180	$(3,309)

As of December 31, 2023, fixed maturities, AFS in an unrealized loss position consisted of 3,643 instruments and were primarily depressed due to increasing interest rates and/or widening credit spreads since the purchase and/or application of pushdown accounting dates. As of December 31, 2023, 67% of these fixed maturities were depressed less than 20% of cost or amortized cost.
The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Sales
Sales of AFS debt securities in 2023 were primarily a result of strategic asset allocations, tactical changes to the portfolio driven by changing market conditions, and duration and liquidity management. Proceeds from sales of AFS debt securities were $1,304 for the year ended December 31, 2023 (Successor Company), $5,897 for the year ended December 31, 2022 (Successor Company), $2,372 for the period of December 31, 2021 (Successor Company) and $1,007 for the six months ended June 30, 2021 (Predecessor Company).
Allowance for Credit Losses
Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
The following presents a rollforward of the ACL for AFS debt securities, by major security type:

	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Total
Balance as of January 1, 2022 (Successor Company)	$—	$—	$—	$—
Initial credit losses	—	—	1	1
Write-offs	—	—	(1)	(1)
Balance as of December 31, 2022 (Successor Company) [1]	—	—	—	—

Initial credit losses	2	7	8	17
Reduction for sales	—	—	(1)	(1)
Balance at December 31, 2023 (Successor Company)[1]	$2	$7	$7	$16
[1]As of December 31, 2023 and 2022 (Successor Company), the Company held no PCD AFS debt securities.

Net Investment Income
Net investment income by asset class consists of the following:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Fixed maturities [1]	$695	$620	$174	$243
Equity securities	11	10	10	2
Mortgage loans	80	74	32	45
Policy loans	90	82	36	40
Investment funds	116	168	259	216
Other investments [2]	(381)	(146)	1	1
Investment expense	(21)	(30)	(14)	(13)
Total net investment income	$590	$778	$498	$534
[1]    Includes net investment income on short-term investments and excludes amounts related to fixed maturities where the FVO was elected.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business. Includes the accretion using a risk-free rate on the book value of investment portfolios of modified coinsurance arrangements

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Investment and Derivative Related Losses, Net
Investment and derivative related losses, net by asset class consists of the following:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Available-for-sale debt securities
Gross gains on sales	1	2	14	55
Gross losses on sales	(194)	(532)	(20)	(8)
Net realized gain/loss on other disposals	(12)	—	—	—
Net realized investment related gains (losses) on available-for-sale debt securities	$(205)	$(530)	$(6)	$47

Provision for credit losses on fixed maturities, available-for-sale	(16)	(1)	—	—
Net recognized investment related losses on fair value option fixed maturities	(11)	(21)	—	—
Net realized investment related gains (losses) on equity securities	12	5	19	—
Net unrealized investment related gains (losses) on equity securities still held at the end of the period	(8)	(24)	(3)	—
Provision for credit losses on mortgage loans	(11)	(3)	—	6
Net recognized investment related gains on fair value option investment funds	41	16	—	—
Embedded derivatives [1]	198	1,014	15	80
Freestanding derivatives [1]	(926)	(297)	(73)	(379)
Fixed indexed annuities hedge program	22	(247)	—	—
Other, net	(25)	12	(2)	4
Investment and derivative related losses, net	$(929)	$(76)	$(50)	$(242)
[1]     Refer to the Non-Qualifying Derivatives section of Note 4 - Derivatives for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Accrued Interest Receivable
Accrued interest receivable recorded in other assets on the balance sheets consists of the following, by asset class:

	Successor Company
	As of December 31,
	2023	2022
Available-for-sale debt securities	$161	$182
Mortgage loans	6	8

Mortgage Loans
The following table presents the Company’s mortgage loans, by geographic location:

	Successor Company
	December 31, 2023		December 31, 2022
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
East North Central	$87	4.3%	$74	2.9%
East South Central	34	1.7%	32	1.3%
Middle Atlantic	175	8.6%	194	7.7%
Mountain	176	8.6%	185	7.3%
New England	70	3.4%	82	3.2%
Pacific	462	22.6%	535	21.1%
South Atlantic	621	30.3%	694	27.4%
West North Central	40	1.9%	—	—%
West South Central	213	10.4%	180	7.1%
Other [1]	167	8.2%	559	22.0%
Total mortgage loans	$2,045	100%	$2,535	100%
[1]    Primarily represents loans collateralized by multiple properties in various regions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following table presents the Company’s mortgage loans, by property type:

	Successor Company
	December 31, 2023		December 31, 2022
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Commercial
Industrial	$711	34.8%	$787	31.0%
Multifamily	617	30.2%	669	26.4%
Office	340	16.6%	383	15.1%
Retail	377	18.4%	443	17.5%
Single Family	—	—%	253	10.0%
Total mortgage loans	$2,045	100%	$2,535	100%

Allowance for Credit Losses
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in investment and derivative related losses, net. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2023 and 2022 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2023 and 2022 (Successor Company). In addition, as of December 31, 2023 and 2022 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract. As of December 31, 2023 and 2022 (Successor Company), the Company held no PCD mortgage loans.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following table presents a rollforward of the ACL for mortgage loans:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Beginning balance	$15	$12	$—	$17
Cumulative effect of pushdown accounting	—	—	12	—
Adjusted beginning balance ACL	15	12	12	17
Current-period provision	11	3	—	(6)
Ending balance	$26	$15	$12	$11

The increase in the allowance for the year ended December 31, 2023 (Successor Company) was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 (Successor Company) was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods.
Credit Quality Indicators
The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2023 (Successor Company) was 60%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties.
The following represents the LTV ratio and DSCR for mortgage loans, by origination year:

As of December 31, 2023 (Successor Company)
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$56	$16	$—	$—	$48	$120
65% to 80%	—	81	137	23	27	175	443
Less than 65%	19	235	198	49	165	816	1,482
Total	19	372	351	72	192	1,039	2,045

Amortized cost for debt-service coverage ratios:
Greater than 1.50x	—	239	301	72	171	952	1,735
1.15x to 1.50x	3	50	29	—	13	87	182
0.95x to 1.15x	16	19	16	—	8	—	59
Less than 0.95x	—	64	5	—	—	—	69
Total	19	372	351	72	192	1,039	2,045

Average loan-to-value for debt-service coverage ratios:
Greater than 1.50x	—%	54.3%	58.6%	55.9%	54.2%	49.4%	52.4%
1.15x to 1.50x	51.6%	38.6%	62.2%	—%	69.5%	61.5%	55.7%
0.95x to 1.15x	39.8%	77.5%	84.3%	—%	76.9%	—%	68.8%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Less than 0.95x	—%	77.1%	50.3%	—%	—%	—%	75.2%
Weighted average	42.7%	57.4%	59.7%	56.2%	56.3%	50.4%	54.0%

As of December 31, 2022 (Successor Company)
	2022	2021	2020	2019	2018	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$54	$—	$—	$—	$—	$41	$95
65% to 80%	10	21	14	27	116	60	248
Less than 65%	461	379	166	220	181	785	2,192
Total	525	400	180	247	297	886	2,535

Amortized cost for debt-service coverage ratios:
Greater than 1.50x	229	372	175	225	181	762	1,944
1.15x to 1.50x	27	28	—	14	74	122	265
0.95x to 1.15x	16	—	—	8	42	—	66
Less than 0.95x	—	—	5	—	—	2	7
Not applicable [1]	253	—	—	—	—	—	253
Total	525	400	180	247	297	886	2,535

Weighted average loan-to-value for debt-service coverage ratios:
Greater than 1.50x	51.1%	53.9%	34.4%	45.1%	51.7%	51.3%	49.6%
1.15x to 1.50x	29.2%	55.6%	—%	65.0%	65.4%	52.0%	54.4%
0.95x to 1.15x	50.1%	—%	—%	72.8%	71.7%	—%	66.7%
Less than 0.95x	—%	—%	50.0%	—%	—%	47.3%	50.8%
Not applicable [1]	60.9%	—%	—%	—%	—%	—%	60.9%
Weighted average	54.6%	54.0%	34.8%	47.1%	57.9%	51.4%	51.7%
[1]Represents certain construction and other mortgage loans in which rent is not collected.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2023 and 2022 (Successor Company), the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's balance sheets. As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements:

	Successor Company
	As of December 31,
	2023	2022
Gross amounts recognized	$(421)	$(564)
Gross amounts not offset:
Financial instruments [1]	439	577
Net amount	$18	$13
[1]Included within fixed maturities and short-term investments on the Company's balance sheets.
Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2023 and 2022 (Successor Company), the fair value of securities on deposit was $22 and $20, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives.
Variable Interest Entities
As of December 31, 2023 and 2022, the Company did not hold any investment in a VIE for which it was the primary beneficiary.
The Company’s maximum exposure to loss as of December 31, 2023 and 2022 of non-consolidated VIE included in investment funds on the Company's balance sheets is limited to $1,428 and $1,300, respectively. The Company’s maximum exposure to loss as of December 31, 2023 and 2022 of non-consolidated VIEs included in fixed maturities on the Company's balance sheets is limited to $4,124 and $323, respectively. As of December 31, 2023 and 2022, the Company had outstanding commitments totaling $939 and $410, respectively, whereby the Company is committed to fund these investments and may be called by the VIE during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Equity Method Investments
The majority of the Company's investment funds, including hedge funds, mortgage and real estate funds, and private equity and other funds, are accounted for under the equity method of accounting. The Company recognized total equity method income of $116 and $168 for the years ended December 31, 2023 and 2022 (Successor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2023 (Successor Company) is limited to the total carrying value of $1.4 billion. In addition, the Company has outstanding commitments totaling approximately $559 related to as of December 31, 2023 (Successor Company).
For the year ended December 31, 2023 (Successor Company), aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income. Accordingly, the Company is disclosing summarized financial data in the subsequent table which reflects the latest available financial information. This aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings.

	Successor Company
	As of December 31,
(in billions)	2023	2022
Total assets	$176.4	$172.7
Total liabilities	29.4	28.6
Net income	12.7	6.6
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's shareholder’s equity, other than the U.S. government and certain U.S. government agencies:

Market Value
Pacific Investment Management Inc.	$370
Morgan Stanley	263
Wells Fargo & Company	256
J.P. Morgan Chase & Co.	229
Citigroup	180
Madison Capital Funding	179
Deutsche Telekom	157
Strategic Partners Fund VIII L.P.	145
Bank Of America Corp.	134
UBS	128
Comm Mortgage Trust	115
HSBC Holdings Plc	113
Goldman Sachs Group Inc.	105

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies.
Derivatives Designated and Qualifying as Hedging Instruments
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Derivatives Not Designated as Hedging Instruments
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2023 (Successor Company), there were no interest rate swaps in offsetting relationships and as of December 31, 2022 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $276.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue.
Embedded Derivatives
The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2023 and 2022 (Successor Company), the Company had approximately $877 and $645, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in trust accounts established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the reinsured liabilities which are generally measured on a statutory basis and equivalent to the book value of the identified invested assets which support the reinsured reserves. The identified underlying is the total return on the identified invested assets which support the reinsured reserves. A funds withheld liability is recorded for funds contractually withheld by the Company under funds withheld modified coinsurance arrangements in which the Company is the cedant.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the FVO.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements, accrued interest, and cash collateral.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements, accrued interest, and cash collateral.

	Notional Amount	Fair Value
		Net	Assets	Liabilities
As of December 31, 2023
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(29)	$—	$29

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	—	167	401	234

Freestanding derivatives [1]
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Notional Amount	Fair Value
		Net	Assets	Liabilities
Credit derivatives	500	10	10	—
Total freestanding derivatives	12,129	(161)	173	334

Total not designated as hedges	12,129	6	574	568

Total derivatives	$12,379	$(23)	$574	$597

As of December 31, 2022
Designated and qualifying as hedges
Cash flow hedges [1]
Interest rate swaps	$250	$—	$—	$—

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	726	129	(597)
Fixed indexed annuities [2] [3]	—	(81)	243	324
Other [2] [3]	—	—	(29)	(29)
Total embedded derivatives	—	645	343	(302)

Freestanding derivatives [1]
Variable annuities macro hedge program	22,823	211	506	295
Foreign currency swaps and forwards	161	15	16	1
Interest rate swaps, swaptions, and futures	1,363	(1)	3	4
Credit derivatives	500	4	4	—
Total freestanding derivatives	24,847	229	529	300

Total not designated as hedges	24,847	874	872	(2)

Total derivatives	$25,097	$874	$872	$(2)
[1]Represents the gross fair value of freestanding derivatives excluding collateral and accrued income which are recorded in other investments and other liabilities on the balance sheets.
[2]For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivative.
[3]These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable.
Offsetting of Derivative Assets/Liabilities
The following table presents the gross fair value amounts, inclusive of income accruals, amounts offset, and the net position of derivative instruments eligible for offset on the Company's balance sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under US GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities:

	As of December 31, 2023		As of December 31, 2022
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Gross amounts recognized [1]	$202	$(386)	$529	$(300)
Gross amounts offset [2]	(167)	329	(446)	195
Net amount presented [3]	35	(57)	83	(105)

Gross amounts not offset:
Cash collateral [2]	(30)	30	—	—
Net amount	5	(27)	83	(105)

Off-balance sheet securities collateral [4]	(1)	58	(68)	103
Net amount	$4	$31	$15	$(2)
[1]Represents the fair value of freestanding derivatives inclusive of accrued income.
[2]Excludes collateral associated with exchange-traded derivative instruments included in other assets.
[3]Derivative assets and liabilities, including cash collateral and accrued interest, are presented on the Company's balance sheets in other investments and other liabilities, respectively.
[4]Non-cash collateral received excludes initial margin and is not recognized on our balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to redeem the pledged asset.
Refer to Note 3 - Investments for the effect of rights of set-off associated with repurchase agreements.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
As of December 31, 2023 (Successor Company), there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Refer to Note 18 - Accumulated Other Comprehensive Income (Loss) for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Non-Qualifying Derivatives
For non-qualifying, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment and derivative related losses, net as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Embedded derivatives
Modified coinsurance	$247	$809	$15	$22
Fixed indexed annuities	(54)	200	—	—
GMWB reinsurance contracts	—	—	—	(24)
GMWB and other products	5	5	—	82
Total embedded derivatives	198	1,014	15	80

Freestanding derivatives
Variable annuities macro hedge program	(897)	(1)	(100)	(301)
Foreign currency swaps and forwards	(1)	7	5	(2)
Interest rate swaps, swaptions, and futures	(40)	(306)	21	(76)
Credit derivatives	12	3	1	—
Total freestanding derivatives	(926)	(297)	(73)	(379)

Total	$(728)	$717	$(58)	$(299)
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [1]		Offsetting Notional Amount	Offsetting Fair Value
				Type	Average Credit Rating
Basket credit default swaps [3] with investment grade risk exposure:
As of December 31, 2023	$500	$10	5 years	Corporate Credit	BBB+	$—	$—
As of December 31, 2022	$500	$4	5 years	Corporate Credit	BBB+	$—	$—
[1]The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2023 and 2022 (Successor Company), the Company pledged cash collateral with a fair value of $265 and $5, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's balance sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2023 and 2022 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $58 and $106, respectively, which have been included in fixed maturities, AFS on the balance sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2023 and 2022 (Successor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $42 and $15, respectively, which is recorded in other investments or other assets on the Company's balance sheets. As of December 31, 2023 and 2022 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $130 and $187, respectively, which are included within fixed maturities, AFS on the Company's balance sheets.
As of December 31, 2023 and 2022 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $89 and $262, respectively, which was invested and recorded on the balance sheets in fixed maturities, AFS and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2023 and 2022 (Successor Company) with a fair value of $1 and $79, respectively, which the Company has the right to sell or repledge. As of December 31, 2023 and 2022 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
Net Asset Value ("NAV") – Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it’s determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.
The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
As of December 31, 2023
Assets
Fixed maturities
Asset-backed securities	$363	$—	$—	$313	$50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	14,854	—	—	13,155	1,699

Fair value option fixed maturities	252	—	—	27	225
Total fixed maturities	15,106	—	—	13,182	1,924

Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238

Other investments
Freestanding derivatives [1]	35	(138)	11	22	140

Short-term investments	1,181	—	661	52	468

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Reinsurance recoverables
Fixed indexed annuities hedge program	193	—	—	—	193
Reinsurance recoverable for FIA embedded derivative	406	—	—	—	406
Ceded other embedded derivative	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	1,242	—	—	—	1,242

Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	$108,076	$62	$55,558	$47,795	$4,661

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$541	$—	$—	$—	$541
Other embedded derivative	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	536	—	—	—	536

Market risk benefits	1,074	—	—	—	1,074

Funds withheld liability
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	(157)	—	—	(302)	145

Other liabilities
Freestanding derivatives [1]	57	(306)	11	284	68

Total liabilities	$1,510	$(306)	$11	$(18)	$1,823

As of December 31, 2022
Assets
Fixed maturities
Asset-backed securities	$254	$—	$—	$213	$41
Collateralized loan obligations	676	—	—	567	109
Commercial mortgage-backed securities	1,514	—	—	1,237	277
Corporate bonds	10,241	—	—	9,622	619
Foreign government and agencies	315	—	—	311	4
Municipal bonds	1,040	—	—	1,039	1
Residential mortgage-backed securities	417	—	—	400	17
U.S. Treasury bonds	926	—	—	926	—
Total fixed maturities, available-for-sale	15,383	—	—	14,315	1,068

Fair value option fixed maturities	331	—	—	25	306
Total fixed maturities	15,714	—	—	14,340	1,374

Equity securities	179	—	—	155	24

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Investment funds	58	—	—	—	58

Other investments
Freestanding derivatives [1]	83	(112)	—	40	155

Short-term investments	1,489	—	742	610	137
Reinsurance recoverables
Fixed indexed annuities hedge program	49	—	—	—	49
Reinsurance recoverable for FIA embedded derivative	243	—	—	—	243
Funds withheld embedded derivative	129	—	—	129	—
Ceded other embedded derivatives	(29)	—	—	—	(29)
Ceded market risk benefits	894	—	—	—	894
Total reinsurance recoverables	1,286	—	—	129	1,157

Market risk benefits	325	—	—	—	325
Separate account assets	87,255	288	53,775	33,139	53
Total assets	$106,389	$176	$54,517	$48,413	$3,283

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$324	$—	$—	$—	$324
Other embedded derivative	(29)	—	—	—	(29)
Total other policyholder funds and benefits payable	295	—	—	—	295

Market risk benefits	1,204	—	—	—	1,204

Funds withheld liability
Modified coinsurance embedded derivative	(597)	—	—	(597)	—
Fixed indexed annuities hedge program retrocession	37	—	—	—	37
Total funds withheld liability	(560)	—	—	(597)	37

Other liabilities
Freestanding derivatives [1]	105	139	—	(41)	7

Total liabilities	$1,044	$139	$—	$(638)	$1,543
[1]“Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 - Derivatives for additional information regarding offsetting of derivatives.
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments.
Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.
Primary observable and unobservable inputs for level 2 and level 3 fair value measurements are described below.
Fixed Maturities
Structured Securities
Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral.
Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity.
Corporate Bonds
Includes private placement securities for which the Company has elected the fair value option.
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds
Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements.
Primary unobservable inputs include credit spreads and interest rates beyond the observable curves.
Equity Securities
Primary observable inputs include quoted prices in markets that are not active.
Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions.
Investment Funds
There are no primary observable inputs.
Primary unobservable inputs include: prices of privately traded securities; and characteristics of privately traded securities, including yield, duration and spread duration. For equity method investments not held at fair value, the carrying value of the investment is based on the latest capital statement received by the Company for their investment.
Freestanding Derivatives
Credit Derivatives
Primary observable inputs include: swap yield curves; and credit default swap curves.
Foreign Currency Derivatives
Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves.
Interest Rate Derivatives
Primary observable inputs include the swap yield curve.
Primary unobservable inputs include: independent broker quotes; interest rate volatility; and the swap curve beyond 30 years.
Short-Term Investments
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates.
Primary unobservable inputs include independent broker quotes.
Fixed Indexed Annuities Embedded Derivatives
Primary observable inputs include: risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels.
Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections.
The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Separate Account Assets
Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.
For other invested assets in which fair value represents a share of the NAV 34% and 53% were subject to significant liquidation restrictions as of December 31, 2023 (Successor Company) and December 31, 2022 (Predecessor Company), respectively. As of December 31, 2023 (Successor Company) and December 31, 2022 (Predecessor Company), there were no investment funds that did not allow any form of redemption.
Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
The following summarizes the significant unobservable inputs for level 3 fixed maturities, freestanding derivatives, and FIA embedded derivatives:

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
As of December 31, 2023
Asset-backed securities
$50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease

Collateralized loan obligations [3]:
$59	Option model	Spread	268bps to 270bps	269bps	Decrease

Commercial mortgage-backed securities:
$6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease

Corporate bonds [3]:
$1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease

Residential mortgage-backed securities [3]:
$14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease

Fair value option fixed maturities
$225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease

Macro hedge program [3]:
$(2)	Option model	Equity volatility	10.81% to 31.73%	17.9%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
$84		Interest rate volatility	0.22% to 2.86%	1.2%	Increase

Fixed indexed annuities embedded derivatives:
$541		Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease

As of December 31, 2022
Collateralized loan obligations [3]:
$109	Discounted cash flows	Spread	55 bps to 337 bps	325bps	Decrease

Commercial mortgage-backed securities:
$277	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	419 bps to 1,001 bps	534bps	Decrease

Corporate bonds [3]:
$901	Discounted cash flows	Spread	71 bps to 719 bps	309bps	Decrease

Residential mortgage-backed securities [3]:
$13	Discounted cash flows	Spread [5]	62 bps to 227 bps	138bps	Decrease
		Constant prepayment rate [5]	2% to 10%	6.0%	Decrease
		Constant default rate [5]	1% to4%	2.0%	Decrease
		Loss severity [5]	10% to 65%	25.0%	Decrease

Variable annuities macro hedge program [3]:
$65	Option model	Equity volatility	18% to 64%	26.0%	Increase
97		Interest rate volatility	1% to 1%	1.0%	Increase

Fixed indexed annuities embedded derivatives:
$324		Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	1.0%to 25.0%	6.5%	Decrease
		Option budgets [8]	0.5% to 3.8%	1.6%	Increase
		Credit standing adjustment [9]	0.4% to 3.1%	1.7%	Decrease
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]Excludes securities for which the Company bases fair value on broker quotations.
[4]Decrease for above market rate coupons and increase for below market rate coupons.
[5]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.
[6]Range represents assumed annual percentage of allowable amount withdrawn.
[7]Range represents assumed annual percentages of policyholders electing a full surrender.
[8]Range represents assumed annual budget for index options.
[9]Range represents Company credit spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
The following tables present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis. Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income (Loss)	Other Comprehensive Loss [2]
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$41	$—	$1	$8	$—	$50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33

Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82

Short-term investments	137	—	—	368	(37)	468
Fixed indexed annuities hedge program [1]	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$—	$(2)	$46	$(3)	$41
Collateralized loan obligations	159	—	(1)	26	(75)	109
Commercial mortgage-backed securities	276	—	(26)	34	(7)	277

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income (Loss)	Other Comprehensive Loss [2]
Corporate bonds	665	(2)	(43)	(15)	14	619
Foreign government and agencies	—	—	(1)	5	—	4
Municipal bonds	1	—	—	—	—	1
Residential mortgage-backed securities	74	—	(1)	(23)	(33)	17

Fair value option fixed maturities	—	(21)	—	327	—	306
Equity securities	21	6	—	(3)	—	24
Investment funds	—	16	—	42	—	58
Embedded derivatives [1]:
Fixed indexed annuities	(524)	200	—	262	(19)	(81)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	22	—	(22)	—	—
Variable annuities macro hedge program	(188)	74	—	262	—	148
						—
Short-term investments	75	—	—	112	(50)	137
Fixed indexed annuities hedge program [1]	—	(22)	—	34	—	12
Ceded market risk benefits	737	157	—	—	—	894
Separate account assets	79	(2)	—	76	(100)	53
[1]Derivative instruments and the FIA hedge program are reported in this table on a net basis for asset (liability) positions.
[2]Recorded in unrealized gain (loss) on available-for-sale securities in the statements of comprehensive income.
The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income (loss) as shown in the table above:

	Net Investment Income	Investment and Derivative Related Losses, Net	Other [3]	Net Income (Loss)
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Corporate bonds	$(3)	$—	$—	$(3)

Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Net Investment Income	Investment and Derivative Related Losses, Net	Other [3]	Net Income (Loss)
Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [2]	—	3	—	3

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Corporate bonds	$(2)	$—	$—	$(2)

Fair value option fixed maturities	—	(21)	—	(21)
Equity securities	—	6	—	6
Investment funds	—	16	—	16
Embedded derivatives:
Fixed indexed annuities	—	200	—	200
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	22	—	22
Variable annuities macro hedge program	—	74	—	74

Fixed indexed annuities hedge program	—	(22)	—	(22)
Ceded market risk benefits	—	—	157	157
Separate account assets [2]	—	(2)	—	(2)
[1]The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
[2]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).
[3]Other represents change in MRBs for ceded MRBs and benefits and losses for FIA embedded derivatives.
The following represents the gross components of net purchases, sales, and settlements, and net transfers shown above:

	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$25	$(17)	$—	$8	$—	$—	$—
Collateralized loan obligations	59	—	(50)	9	—	—	—
Commercial mortgage-backed securities	1	—	(66)	(65)	—	(212)	(212)
Corporate bonds	674	(177)	—	497	488	(42)	446
Foreign government and agencies	—	—	—	—	—	(4)	(4)
Municipal bonds	—	—	—	—	—	(1)	(1)
Residential mortgage-backed securities	33	(2)	—	31	—	(15)	(15)

Fair value option fixed maturities	94	—	(14)	80	—	(137)	(137)
Equity securities	3	—	(4)	(1)	—	—	—
Investment funds	13	(6)	—	7	137	—	137
Embedded derivatives:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Fixed indexed annuities	42	(8)	—	34	(42)	8	(34)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	—	—	—	—	—	—
Variable annuities macro hedge program	72	—	360	432	—	—	—

Short-term investments	528	(160)	—	368	—	(37)	(37)
Fixed indexed annuities hedge program	32	(18)	—	14	—	—	—
Separate account assets	$123	$—	$(126)	$(3)	$43	$(48)	$(5)

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Asset-backed securities	$52	$(6)	$—	$46	$—	$(3)	$(3)
Collateralized loan obligations	80	(54)	—	26	—	(75)	(75)
Commercial mortgage-backed securities	68	(34)	—	34	—	(7)	(7)
Corporate bonds	132	(137)	(10)	(15)	20	(6)	14
Foreign government and agencies	5	—	—	5	—	—	—
Municipal bonds	—	—	—	—	—	—	—
Residential mortgage-backed securities	22	(26)	(19)	(23)	—	(33)	(33)

Fair value option fixed maturities	327	—	—	327	—	—	—
Equity securities	8	(11)	—	(3)	—	—	—
Investment funds	42	—	—	42	—	—	—
Embedded derivatives:
Fixed indexed annuities	291	(29)	—	262	(41)	22	(19)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	(22)	—	(22)	—	—	—
Variable annuities macro hedge program	351	(89)	—	262	—	—	—

Short-term investments	192	(80)	—	112	—	(50)	(50)
Fixed indexed annuities hedge program	86	(52)	—	34	—	—	—
Separate account assets	$99	$—	$(23)	$76	$—	$(100)	$(100)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income (loss) and OCI:

	Year Ended December 31,
	2023		2022
	Net Income (Loss)	Other Comprehensive Loss [1]	Net Income (Loss)	Other Comprehensive Loss [1]
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$(1)	$—	$(2)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Year Ended December 31,
	2023		2022
	Net Income (Loss)	Other Comprehensive Loss [1]	Net Income (Loss)	Other Comprehensive Loss [1]
Collateralized loan obligations	—	—	—	(1)
Commercial mortgage-backed securities	—	(2)	—	(26)
Corporate bonds	—	(171)	(2)	(43)
Residential mortgage-backed securities	—	—	—	(2)

Fair value option fixed maturities	9	—	(21)	—
Investment funds	(22)	—	16	—
Embedded derivatives:
Other	5	—	5	—

Freestanding derivatives:
Interest rate derivatives	(11)	—	(3)	—
Variable annuities macro hedge program	(216)	—	42	—

Fixed indexed annuities hedge program	22	—	(22)	—
Ceded market risk benefits	(246)	—	157	—
Separate account assets	$3	$—	$(2)	$—
[1]Recorded in unrealized gain (loss) on available-for-sale securities in the statements of comprehensive income.
The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value:

		As of December 31,
	Fair Value Hierarchy Level	2023		2022
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 2	$1,528	$1,528	$1,495	$1,495
Mortgage loans	Level 3	2,019	1,814	2,520	2,232

Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$9,921	$8,305	$10,675	$8,666
Funds withheld liability	Level 2	10,367	10,367	11,034	11,034
[1]This amount includes contracts accounted for as investment contracts in the scope of ASC 944 and excludes contracts accounted for as insurance contracts, such as our group accident and health, universal life insurance contracts, COLI, and certain FIA and VA contracts with death or other additional benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance
The Company assumes reinsurance from unaffiliated insurers to provide our counterparties with risk management solutions. In addition, the Company cedes reinsurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
The following summarizes premiums, policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Premiums, policy charges and fee income
Direct	$2,212	$2,283	$1,197	$1,210
Reinsurance assumed	413	210	69	64
Reinsurance ceded	(1,891)	(1,885)	(806)	(812)
Total premiums, policy charges and fee income	$734	$608	$460	$462
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,670 and $1,648 for the years ended December 31, 2023 and 2022 (Successor Company), $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company) and $958 for the six months ended June 30, 2021 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with VA and the associated GMDB and GMWB risks.
Assumed Reinsurance
Guardian
On November 1, 2022, the Company entered into a reinsurance agreement with Guardian to reinsure $7.1 billion in VA reserves, primarily comprised of contracts with living withdrawal benefit and death benefit riders. The Company assumed 100% of $439 in general account reserves on a coinsurance basis and 100% of $6.7 billion in separate account assets and liabilities, as well as the associated MRB on a modified coinsurance basis. The Company acquired general account assets to support the assumed reserves and received $121 in cash from Guardian upon closing, relating to a ceding commission of $65 and cash settlements. As part of this transaction, the Company entered into an administration services agreement for the reinsured block and will ultimately administer the reinsured block within two years following the close of the transaction. The separate account assets and liabilities are reported on a net basis on the Company's balance sheets and the Company earns income on the assumed separate account assets.
The following table summarizes the impacts of the Guardian transaction at inception:

Liabilities assumed	$481
Less: ceding commission received and other settlements	(65)
Less: assets received	(464)
Net gain on reinsurance	$(48)

Unearned revenue reserve	48
Allianz
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz to assume approximately $8 billion of FIA reserves. Certain of the FIA contracts included living withdrawal benefits. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. The Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance (continued)
The following table summarizes the impacts of the Allianz transaction on the Successor Company:

Liabilities assumed [1]	$7,355
Net ceding commission paid	866
Less: assets received	(8,849)
Net gain on reinsurance	$(628)

Unearned revenue reserve	628
[1]Includes certain adjustments to FIA MRBs of approximately $0.8 billion.
As part of the Allianz reinsurance transaction, the Company maintains a coinsurance trust for the benefit of Allianz. As of
December 31, 2023, there was $6.4 billion of fixed income securities, $58 of short-term investments and $202 of cash in the coinsurance trust. As of December 31, 2022, there were $6.2 billion of fixed income securities, $199 of short-term investments and $130 of cash in the coinsurance trust.
Other Assumed Reinsurance
On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.
The following summarizes reinsurance recoverables by reinsurer for the Successor Company:

	As of December 31,
	2023	2022
Prudential Financial, Inc. [1]	$14,383	$14,313
Massachusetts Mutual Life Insurance Company [1]	5,967	6,672
Commonwealth Annuity and Life Insurance Company [1]	6,531	7,243
TR Re [2]	9,468	9,613
Other reinsurers	1,375	1,403
Gross reinsurance recoverables	37,724	39,244

Allowance for credit losses	(18)	(21)
Reinsurance recoverables, net	$37,706	$39,223
[1]The Company's obligations to its direct policyholders that have been reinsured are primarily secured by invested assets held in trust.
[2]The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance (continued)
Allowance for Credit Losses
The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.
Affiliated Reinsurance
On December 31, 2022 (Successor Company), the Company retroceded 75% of the business assumed from Allianz to TR Re on a modified coinsurance basis. As a result of the retrocession, the Company recorded a deferred gain of $511.
On December 31, 2021 (Successor Company), the Company reinsured certain payout and VA business to TR Re on a modified coinsurance and coinsurance funds withheld basis. As a result of the reinsurance agreement, the Company recorded a deferred loss of $129.
The following presents the impacts from affiliated reinsurance on the Successor Company's statements of operations:

	Years Ended December 31,
	2023	2022
Revenues
Premiums	$(56)	$(27)
Policy charges and fee income	(304)	(320)
Net investment income	(380)	(136)
Investment related gains	361	696
Total revenues	(379)	213

Benefits, Losses, and Expenses
Benefits and losses	(276)	(117)
Change in market risk benefits	77	4
Amortization of deferred acquisition costs	14	19
Insurance operating costs and other expenses	(136)	(119)
Total benefits, losses and expenses	(321)	(213)

Income (loss) before income taxes	(58)	426

Income tax expense (benefit)	(12)	90
Net income (loss)	$(46)	$336
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the statements of operations from the Company's affiliated reinsurance arrangement entered into in 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances
The following presents a Successor Company rollforward of DAC by product and VOBA associated with VA:

	Deferred Acquisition Costs			Value of Business Acquired	Total
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities
Balance as of January 1, 2022	$94	$112	$—	$341	$547
Additions	—	—	22	—	22
Amortization	(12)	(7)	—	(42)	(61)
Impact of reinsurance	—	—	(12)	—	(12)
Balance as of December 31, 2022	82	105	10	299	496

Balance as of January 1, 2023	82	105	10	299	496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	$70	$100	$25	$262	$457

The following presents a Successor Company rollforward by product of negative VOBA:

	Fixed Annuities [1]	Payout Annuities [2]	Corporate Owned Life Insurance [1]	Total
Balance as of January 1, 2022	$939	$2,782	$195	$3,916
Additions	—	—	—	—
Amortization	(136)	(137)	(32)	(305)
Balance as of December 31, 2022	803	2,645	163	3,611
Less: reinsurance recoverables	(670)	(939)	—	(1,609)
Balance as of December 31, 2022, net of reinsurance	133	1,706	163	2,002

Balance as of January 1, 2023	803	2,645	163	3,611
Additions	—	—	—	—
Amortization	(141)	(133)	(29)	(303)
Balance as of December 31, 2023	662	2,512	134	3,308
Less: reinsurance recoverables	(552)	(893)	—	(1,445)
Balance as of December 31, 2023, net of reinsurance	$110	$1,619	$134	$1,863
[1]Recorded in other policyholder funds and benefits payable on the balance sheets. Reinsurance balances are included in reinsurance recoverables.
[2]Recorded in reserve for future policy benefits on the balance sheets. Reinsurance balances are included in reinsurance recoverables.
`

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Successor Company rollforward of URR, by product, as well as other balances amortized on a basis consistent with DAC, which are included in other policyholder funds and benefits payable and other liabilities, respectively, on the balance sheets:

	Unearned Revenue Reserves				Other Balances [1]
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total
Balance as of January 1, 2022	$—	$628	$76	$704	$845
Additions	48	511	—	559	—
Amortization	(1)	(62)	(5)	(68)	(76)
Balance as of December 31, 2022	47	1,077	71	1,195	769

Additions	—	—	—	—	36
Amortization	(5)	(109)	(4)	(118)	(74)
Balance as of December 31, 2023	$42	$968	$67	$1,077	$731
[1]    Relates to adjustments associated with FIA MRBs recorded in other policyholder funds and benefits payable.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Goodwill and Other Intangible Assets
The carrying amount of goodwill was $97 as of December 31, 2023 and 2022 (Successor Company). There were no additions or impairments recorded for the years ended December 31, 2023 and 2022 (Successor Company), July 1 through December 31, 2021 (Successor Company), and the six months ended June 30, 2021 (Predecessor Company).
The following presents the Company‘s amortizing internally developed software recorded in Goodwill and other intangible assets, net on the balance sheets:

	As of December 31,
	2023	2022
Gross carrying amount	$41	$41
Accumulated amortization	(15)	(9)
Net carrying value	$26	$32
The total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the statements of operations was $6 and $6 for the years ended December 31, 2023 and 2022, respectively (Successor Company), $3 for the period of July 1, 2021 to December 31, 2021 (Successor Company) and $3 for the six months ended June 30, 2021 (Predecessor Company).
As of December 31, 2023, total amortization expense for other intangible assets is expected to be as follows for each of the next five years:

Year Ended December 31,
2024	$6
2025	6
2026	6
2027	6
2028	2
Indefinite-lived other intangible assets consisting of state insurance licenses were $26 and $26 as of December 31, 2023 (Successor Company) and 2022 (Successor Company). No additions or impairments were recorded for the years ended December 31, 2023 and 2022 (Successor Company), July 1 through December 31, 2021 (Successor Company), and the six months ended June 30, 2021 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Separate Accounts
The following table presents the aggregate fair value of assets, by major investment asset category, supporting separate accounts:

	As of December 31,
	2023	2022
Fixed maturities	$28,283	$27,485
Equity securities (including mutual funds)	55,678	53,832
Cash and cash equivalents	2,521	1,722
Short-term investments	1,001	2,184
Investment receivables, net [2]	1,814	1,751
Other invested assets [1]	217	281
Separate account assets	$89,514	$87,255
[1]Primarily relates to investments in hedge funds.
[2]Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.

The following table presents a rollforward of separate account liabilities by product:

	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2022	$34,985	$48,497	$28,110	$111,592
Premiums and deposits	233	277	713	1,223
Policy charges	(451)	(643)	(280)	(1,374)
Surrenders and withdrawals	(3,081)	(169)	(2,061)	(5,226)
Benefit payments	(137)	(345)	(131)	(613)
Investment performance	(5,442)	(4,926)	(4,905)	(15,273)
Net transfers from (to) general account	51	(2,693)	(284)	(2,926)
Other	(9)	—	(54)	(63)
Balance as of December 31, 2022	$26,149	$39,998	$21,108	$87,255

Balance as of January 1, 2023	$26,149	$39,998	$21,108	$87,255
Premiums and deposits	204	287	1,414	1,905
Policy charges	(417)	(660)	(330)	(1,407)
Surrenders and withdrawals	(3,111)	(142)	(3,606)	(6,859)
Benefit payments	(128)	(381)	(161)	(670)
Investment performance	4,313	2,502	3,650	10,465
Net transfers from (to) general account	9	(1,177)	(7)	(1,175)
Balance as of December 31, 2023	$27,019	$40,427	$22,068	$89,514

Cash surrender value [2] as of:
December 31, 2022	26,081	36,192	21,094	83,367
December 31, 2023	26,948	37,731	22,053	86,732
[1]Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.
[2]CSV represents the amount of the contractholders’ account balance distributable at the consolidated balance sheet date, less certain surrender charges.
Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $6.4 billion and $6.6 billion as of December 31, 2023 and 2022, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Reserves for Future Policy Benefits

The following table summarizes the Company’s reserve for future policy benefits recognized on the consolidated balance sheets:

	As of December 31,
	2023	2022
Life-contingent payout annuities [1]	$8,674	$8,560
Additional liabilities for other insurance benefits	6,787	6,253
Deferred profit liability	119	37
Negative VOBA [2]	2,512	2,645
Other reserves [3]	1,287	1,243
Reserve for future policy benefits	$19,379	$18,738
[1]See “Liability for Future Policy Benefits” section below for further information.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.
[3]Represents reserves for fully reinsured traditional life insurance of $0.8 billion December 31, 2023 and 2022, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.
Liability for Future Policy Benefits
Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.
A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.
In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability. There were no significant changes in inputs or assumptions made in 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Reserves for Future Policy Benefits (continued)
The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2023	2022
Beginning balance	$8,335	$11,617
Beginning balance at original discount rate	11,048	11,571
Effect of actual variances from expected experience due to mortality	(17)	2
Effect of changes in cash flow assumptions	(90)	(23)
Adjusted beginning balance at original discount rate	10,941	11,550

Issuances [1]	147	138
Interest accrual [2]	127	62
Benefit payments	(697)	(702)
Ending balance at original discount rate	10,518	11,048

Cumulative effect of changes in discount rate assumptions	(2,059)	(2,713)
Ending balance	8,459	8,335

Other business [3]	215	225
Adjusted ending balance	8,674	8,560

Less: reinsurance recoverables	(5,083)	(4,992)
Adjusted ending balance, net of reinsurance	$3,591	$3,568
[1]Issuances are included within premiums in the statements of operations.
[2]Interest accretion (expense) is recorded as a component of benefits and losses in the statements of operations.
[3]Represents fully reinsured blocks, whose activity is not included in the table above.
The following is a reconciliation of premiums to the statements of operations:

	Year Ended December 31,
	2023	2022
Life-contingent payout annuities	$147	$138
Reconciling items [1]	(59)	(39)
Total premiums	$88	$99
[1]Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured premiums.
The following presents supplemental disclosures related to the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2023	2022
Undiscounted expected future benefits and expenses	$18,127	$18,696

Weighted-average duration of the liability (in years)	11.9	11.7
Weighted-average interest accretion rate	1.3%	0.6%
Weighted-average discount rate	4.9%	5.3%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consists of the following:

	As of December 31,
	2023	2022
Policyholder account balances [1]	$28,107	$30,364
Unearned revenue reserves [2]	1,077	1,195
Negative VOBA [2]	796	966
Other reserves [3]	(478)	(698)
Other policyholder funds and benefits payable	$29,502	$31,827
[1]Refer to the subsequent tables for a rollforward of PABs.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for a rollforward of URR and negative VOBA.
[3]Includes the following items which are excluded from the subsequent tables:
•the FIA embedded derivative and unaccreted host contract adjustments;
•adjustments associated with FIA MRBs; and
•the embedded derivative associated with the index-linked features of certain fully reinsured UL products.
Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives and Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for a rollforward of adjustments associated with FIA MRBs.
The following presents a rollforward of the policyholder account value, by product:

	Variable Annuities	Fixed Deferred Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2022	$2,649	$3,069	$7,241	$2,367	$1,957	$17,283
Deposits	447	1	188	233	—	869
Policy charges	(1)	—	(12)	—	(22)	(35)
Surrenders and other benefits	(291)	(420)	(661)	(332)	(125)	(1,829)
Transfers from (to) separate accounts	33	—	—	9	55	97
Interest credited	82	82	71	32	93	360
Other	1	—	21	—	1	23
Balance as of December 31, 2022	2,920	2,732	6,848	2,309	1,959	16,768

Other business [1]	—	812	—	—	12,784	13,596
Adjusted balance	$2,920	$3,544	$6,848	$2,309	$14,743	$30,364

Less: reinsurance recoverables	(1,169)	(3,054)	(4,946)	(1,723)	(12,940)	(23,832)
Adjusted balance, net of reinsurance	$1,751	$490	$1,902	$586	$1,803	$6,532

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

	Variable Annuities	Fixed Deferred Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	$2,920	$2,732	$6,848	$2,309	$1,959	$16,768
Deposits	2	—	469	243	2	716
Policy charges	(1)	—	(11)	—	(23)	(35)
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	(2,318)
Transfers from (to) separate accounts	—	—	—	7	42	49
Interest credited	84	72	105	25	95	381
Other	—	1	5	(3)	(2)	1
Balance as of December 31, 2023	2,470	2,256	6,586	2,261	1,989	15,562

Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	$2,470	$3,046	$6,586	$2,261	$13,744	$28,107

Less: reinsurance recoverables	(993)	(2,640)	(4,764)	(1,574)	(11,925)	(21,896)
Adjusted balance, net of reinsurance	$1,477	$406	$1,822	$687	$1,819	$6,211
[1]Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were reinsured prior to 2022.
The following table presents the weighted-average crediting rate, NAR, and CSV for PABs, by product:

	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
As of December 31, 2023
Weighted-average crediting rate	3.5%	2.9%	1.6%	1.1%	4.8%	2.4%
Net amount at risk [1]	$—	$—	$—	$—	$915	$915
Cash surrender value [2]	$2,456	$2,198	$6,437	$—	$521	$11,612

As of December 31, 2022
Weighted-average crediting rate	3.1%	2.8%	1.0%	1.4%	4.8%	2.2%
Net amount at risk [1]	$—	$—	$—	$—	$947	$947
Cash surrender value [2]	$2,910	$2,649	$6,696	$—	$532	$12,787
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.
[2]CSV represents the amount of the contractholder’s account balance distributable at the consolidated balance sheet date, less certain surrender charges.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable (continued)
The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums.

	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
As of December 31, 2023
Variable Annuities	Less than 2.0%	$60	$96	$—	$—	$156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	2,182	239	49	—	2,470

Fixed Deferred Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	1,941	75	227	13	2,256

Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	696	3	130	416	1,245

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	$1,989	$—	$—	$—	$1,989

As of December 31, 2022
Variable Annuities	Less than 2.0%	$175	$20	$—	$—	$195
	2.0% - 4.0%	2,544	178	3	—	2,725
	Greater than 4.0%	—	—	—	—	—
	Total	2,719	198	3	—	2,920

Fixed Deferred Annuities	Less than 2.0%	13	3	2	—	18
	2.0% - 4.0%	2,634	35	38	—	2,707
	Greater than 4.0%	7	—	—	—	7
	Total	2,654	38	40	—	2,732

Fixed Indexed Annuities	Less than 2.0%	160	1	88	136	385
	2.0% - 4.0%	857	6	12	—	875
	Greater than 4.0%	—	—	—	—	—
	Total	1,017	7	100	136	1,260

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	749	—	—	—	749
	Greater than 4.0%	1,210	—	—	—	1,210
	Total	$1,959	$—	$—	$—	$1,959

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits
The following table presents a reconciliation of the gross MRB, by product and asset and liability position:

	As of December 31,
	2023			2022
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$576	$2	$578	$321	$4	$325
Liability position	529	545	1,074	711	493	1,204
Net asset	$47	$—	$—	$—	$—	$—
Net liability	$—	$543	$496	$390	$489	$879
The following table presents a rollforward of the net MRB liability, by product:

	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2022	$617	$845	$1,462
Balance at January 1, 2022, before effect of changes in the instrument-specific credit risk	661	845	1,506
Issuances	10	—	10
Interest accrual	9	15	24
Attributed fees collected	232	8	240
Benefit payments	(109)	(72)	(181)
Effect of changes in interest rates	(709)	(248)	(957)
Effect of changes in equity markets	477	(40)	437
Effect of changes in equity index volatility	120	1	121
Actual policyholder behavior different from expected behavior	(142)	11	(131)
Effect of changes in future expected policyholder behavior	5	—	5
Effect of changes in other future expected assumptions	(30)	(1)	(31)
Balance as of December 31, 2022, before effect of changes in the instrument-specific credit risk	$524	$519	$1,043

Cumulative effect of changes in the instrument-specific credit risk	(134)	(30)	(164)
Balance as of December 31, 2022	$390	$489	$879

Less: ceded market risk benefits	(527)	(367)	(894)
Balance as of December 31, 2022, net of reinsurance	$(137)	$122	$(15)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)

	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	$390	$489	$879
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	524	519	1,043
Issuances	(10)	—	(10)
Interest accrual	13	29	42
Attributed fees collected	295	7	302
Benefit payments	(107)	(58)	(165)
Effect of changes in interest rates	(19)	(12)	(31)
Effect of changes in equity markets	(619)	19	(600)
Effect of changes in equity index volatility	(128)	2	(126)
Actual policyholder behavior different from expected behavior	17	13	30
Effect of changes in future expected policyholder behavior	(10)	21	11
Effect of changes in future expected assumptions	5	(8)	(3)
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	$(39)	$532	$493

Cumulative effect of changes in the instrument-specific credit risk	(8)	11	3
Balance as of December 31, 2023	$(47)	$543	$496

Less: ceded market risk benefits	(240)	(408)	(648)
Balance, net of reinsurance	$(287)	$135	$(152)
The following table presents the NAR and weighted average attained age of contractholders for MRBs, by product:

	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2022
Net amount at risk [1]	$976	$213	$1,189
Weighted average attained age of contractholders (in years)	74.1	71.8	72.8

As of December 31, 2023
Net amount at risk [1]	$389	$195	$584
Weighted average attained age of contractholders (in years)	74.4	72.4	72.2
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, the net amount at risk is based on the benefit with the highest net amount at risk. The VA net amount at risk represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA net amount of risk represents the withdrawal portion of the contract. The total represents the combined net amount at risk of VA and FIA.

The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.
Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. Many of these assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)
classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and pricing assumptions, which are updated for actual experience, if necessary.
The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.
Variable Annuities
The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization, and can include a variety of guaranteed minimum death and withdrawal benefits.
The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.
Fixed Indexed Annuities
FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.
For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.
The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company and reinsurer for the Company's reinsurance transaction.
The following table summarizes the unobservable inputs for MRBs, net of reinsured balances (refer to Note 5 - Fair Value Measurements for a rollforward of ceded MRBs):

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2023
Variable annuities (net of reinsurance):
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	0.0% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Increase
		Mortality rate [7]	0.0% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]

As of December 31, 2022
Variable annuities (net of reinsurance):
$(137)	Discounted cash flows	Withdrawal utilization [2]	1.8% to 63.0%	22.5%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.0%	Increase
		Lapse rates [4]	0.0% to 40.0%	4.5%	Decrease
		Market volatility [5]	18.5% to 28.4%	23.3%	Increase
		Nonperformance risk [6]	0.4% to 3.2%	2.2%	Decrease
		Mortality rate [7]	0.0% to 100.0%	1.3%	Decrease
Fixed indexed annuities:
$122	Discounted cash flows	Withdrawal utilization [2]	0.0% to 29.1%	3.5%	Increase
		Withdrawal rates [3]	0.0% to 20.0%	5.6%	Increase
		Lapse rates [4]	0.5% to 36.0%	4.6%	Decrease
		Market volatility [5]	4.5% to 23.6%	15.8%	Increase
		Nonperformance risk [6]	0.4% to 3.2%	2.2%	Increase
		Mortality rate [7]	0.0% to 39.8%	3.1%	Decrease
		Option budgets [8]	0.5% to 3.8%	2.0%	Increase
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[6]Range represents Company credit spreads.
[7]Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience.
[8]Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2023 (Successor Company), the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Income Taxes

The following table presents the components of income tax expense (benefit) reported in the Company consolidated statements of operations:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Income Tax Expense (Benefit)	2023	2022
Current - U.S. Federal	$(2)	$(17)	$(86)	$—
Deferred - U.S. Federal	(37)	124	174	30
Total income tax (benefit) expense	$(39)	$107	$88	$30
Deferred tax assets and liabilities on the consolidated balance sheet consist of the following:

	Successor Company
	December 31, 2023	December 31, 2022
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$142	$129
VOBA and reserves	174	141
Net operating loss carryover	28	1
Employee benefits	4	4
Foreign tax credit carryover	22	16
Net unrealized loss on investments	523	703
Deferred reinsurance gain	239	264
Total deferred tax assets	1,132	1,258
Valuation Allowance	—	—
Net Deferred Tax Assets	1,132	1,258
Deferred Tax Liabilities
Investment related items	(295)	(366)
Other	(9)	(13)
Total deferred tax liabilities	(304)	(379)
Net deferred tax asset	$828	$879
The statute of limitations on the examination of federal tax returns is closed through the 2019 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2023 and 2022, the Company had no reserves for uncertain tax positions. As of December 31, 2023 and 2022, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2023 and 2022, the period of July 1, 2021 to December 31, 2021, and the six months ended June 30, 2021. The Company had no interest payable as of December 31, 2023 and 2022. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2023 and 2022, the net deferred tax asset included the expected tax benefit related to NOLs of $132 and $3, respectively. The NOLs were generated in 2018 and subsequent years. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2023 and 2022, $62 and $3, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2023 and 2022, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $22 and $16, respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Tax provision at U.S. Federal statutory rate	$1	$152	$107	$45
Dividends received deduction ("DRD")	(34)	(38)	(16)	(14)
Foreign related investments	(6)	(7)	(2)	(1)
Other	—	—	(1)	—
Provision for income taxes	$(39)	$107	$88	$30
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.
Corporate Alternative Minimum Tax ("CAMT")
The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations with average annual AFSI over a three-year period in excess of $1 billion ("applicable corporations"). The Company has determined that it is not an applicable corporation and therefore not subject to CAMT for the period ending December 31, 2023. Since enactment of the CAMT, the US Treasury Department and the IRS continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in two putative class action lawsuits in the United States District Courts for the District of Connecticut and the District of Massachusetts. These cases are captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. (CT) and Guitang v. Talcott Resolution Life Insurance Company (MA). The lawsuits relate to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI has used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law. Plaintiffs seek to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiffs allege that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaints assert claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend these actions.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Unfunded Commitments
As of December 31, 2023, the Company had outstanding commitments totaling $1,055, of which $559 was committed to investment funds, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $380 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $116 are related to mortgage loans.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets. As of December 31, 2023 and 2022 (Successor Company), the liability balance was $4 and $4, respectively. As of December 31, 2023 and 2022 (Successor Company) amounts related to premium tax offsets of $1 and $1, respectively, were included in other assets on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Commitments and Contingencies (continued)
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2023 (Successor Company) was $294. Of this $294, the legal entities have posted collateral of $461 in the normal course of business. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Related Party Transactions

Intercompany Liquidity Agreements
In 2022, the Company entered into several short-term affiliated intercompany liquidity agreements, permitting TL to borrow a maximum of $1.5 billion and lend a maximum of $500 and the Company's subsidiary to borrow a maximum of $600 and lend a maximum of $200. As of December 31, 2023 and 2022 (Successor Company), the Company did not borrow any amounts under the intercompany liquidity agreements.
As of December 31, 2023 (Successor Company), the Company’s affiliate had outstanding amounts borrowed of $440 from the Company. During 2023, an affiliate repaid $160 associated with previously issued loans.
Parent Company Transactions
As of December 31, 2023 and 2022 (Successor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021, the reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
TLI's wholly-owned subsidiary Talcott Administration Services Company, LLC ("TASC") provides insurance administration services and support for the Company and became a related party on October 21, 2021. For the years ended December 31, 2023 and 2022 (Successor Company) and the period from October 1, 2021 to December 31, 2021 (Successor Company), fees incurred for these services were $52, $53 and $14, respectively.
For information related to affiliated reinsurance arrangements with the Company's parent company, TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 6 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 17 - Statutory Results of Notes to Consolidated Financial Statements.
Sixth Street Transactions
As a result of the Sixth Street Acquisition described in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company considers entities affiliated with Sixth Street as related parties. As described below, since the date of the Sixth Street Acquisition, the Company has entered into certain agreements with and made certain investments in Sixth Street affiliates.
The Company has investment management service agreements with a Sixth Street affiliate, in order to diversify the Company’s investment management capabilities and to leverage the specialty knowledge of Sixth Street with respect to certain asset classes. For the years ended December 31, 2023 and 2022 (Successor Company) and the period of July 1, 2021 to December 31, 2021 (Successor Company), the Company recorded expenses related to these agreements of $2, $1 and $0, respectively. As of December 31, 2023 and 2022 (Successor Company), amounts payable under the agreements were $1 and $0, respectively.
For the years ended December 31, 2023 and 2022 (Successor Company), the Company made certain investments totaling $87 and $12, respectively, that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2023 and 2022 (Successor Company), outstanding commitments for these investments were $118 and $49, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
17. Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income (loss) and statutory capital for the Company's U.S. insurance subsidiaries are as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Combined statutory net income (loss)	$48	$441	$(426)	$(2)

	Successor Company
	As of December 31,
	2023	2022
Statutory capital [1]	$2,188	$2,738
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $27 and $40 as of December 31, 2023 and 2022 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where U.S. GAAP allows for the deferral of these amounts.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2023 and 2022 (Successor Company) .The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
17. Statutory Results (continued)
Dividends
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
The Company is permitted to pay up to a maximum of $571 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $429 in dividends, as determined by the above mentioned insurance regulations.
On July 6, 2023 (Successor Company), TL's subsidiary declared and paid TL a dividend of $95 and the Company declared and paid a $575 dividend to its parent, TR Re.
On December 29, 2023 (Successor Company), the Company's subsidiary, American Maturity Life Insurance Company ("AML"), declared and paid TL a dividend of $36.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
18. Changes in and Reclassifications From Accumulated Other Comprehensive Income

The following provides the details and changes in AOCI:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Unrealized gain or loss on AFS securities, without an ACL:
Beginning balance	$(2,622)	$(16)	$—	$1,282
Other comprehensive income (loss) before reclassifications	310	(3,710)	(21)	(301)
Reclassification adjustments	544	412	2	(47)
Income tax benefit (expense)	(179)	692	3	73
Ending balance	(1,947)	(2,622)	(16)	1,007

Gain related to discount rate for reserve for future policy benefits:
Beginning balance	859	(14)	—	—
Other comprehensive income (loss) before reclassifications	(268)	1,105	(18)	—
Income tax benefit (expense)	56	(232)	4	—
Ending balance	647	859	(14)	—

Gain related to credit risk for market risk benefits:
Beginning balance	131	35	—	—
Other comprehensive income (loss) before reclassifications	(168)	121	44	—
Income tax benefit (expense)	35	(25)	(9)	—
Ending balance	(2)	131	35	—

Unrealized gain (loss) on cash flow hedges:
Beginning balance	(27)	—	—	(1)
Other comprehensive income (loss) before reclassifications	5	(34)	—	—
Reclassification adjustments	—	—	—	1
Income tax benefit (expense)	(1)	7	—	—
Ending balance	(23)	(27)	—	—

Accumulated other comprehensive income (loss):
Beginning balance	(1,659)	5	—	1,281
Other comprehensive income (loss) before reclassifications	(121)	(2,518)	5	(301)
Reclassification adjustments	544	412	2	(46)
Income tax benefit (expense)	(89)	442	(2)	73
Ending balance	$(1,325)	$(1,659)	$5	$1,007

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
19. Revenue from Contracts with Customers
The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Administration and distribution services fees	$94	$76	$45	$44
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
20. Subsequent Event
The Company has evaluated subsequent events through April 24, 2024, the date the consolidated financial statements were issued. On January 1, 2024, the Company sold its subsidiary AML to TLI. As noted in Note 17 - Statutory Results, prior to the sale, AML paid TL a dividend of $36.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statement Schedules
We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022, and for each of the years ended December 31, 2023 and 2022 (Successor Company), and the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and have issued our report thereon dated April 24, 2024 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 24, 2024

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN RELATED PARTIES
($ in millions)

	Successor Company
	As of December 31, 2023
Type of Investment	Cost [1]	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes:
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,340	$1,010	$1,010
States, municipalities and political subdivisions	961	803	803
Foreign governments	442	404	404
Public utilities	1,599	1,331	1,331
All other corporate bonds	9,637	8,205	8,205
All other mortgage-backed and asset-backed securities	3,347	3,092	3,092
Total fixed maturities, available-for-sale	17,326	14,845	14,845
Fixed maturities, at fair value using fair value option	230	225	225
Total fixed maturities	17,556	15,070	15,070
Equity Securities
Common stocks:
Industrial, miscellaneous and all other	21	22	22
Non-redeemable preferred stocks	182	160	160
Total equity securities, at fair value	203	182	182
Mortgage loans	2,045		2,019
Policy loans	1,534		1,534
Other investments	35	35	35
Short-term investments	741	741	741
Investment funds, at fair value using fair value option	262	232	232
Investment funds accounted for under the equity method	1,145		1,145
Total investments	$23,521		$20,958
[1]    Cost of fixed maturity securities, including those accounted for using the FVO, represents amortized costs. For equity securities, cost represents original cost. For investment funds, including those accounted for using the FVO, cost represents original cost adjusted for equity in earnings and distributions. Cost of mortgage loans represents the amortized cost and excludes the allowance for credit losses ("ACL") of $26. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE IV
REINSURANCE
($ In millions)

	Direct Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Year Ended December 31, 2023 (Successor Company)
Life insurance in-force	$214,278	$150,452	$147	$63,973	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,880	$413	$734	56%
Accident health insurance	11	11	—	—	—%
Total insurance revenues	$2,212	$1,891	$413	$734	56%
For the Year Ended December 31, 2022 (Successor Company)
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%
Insurance Revenues
Life insurance and annuities	$2,271	$1,873	$210	$608	35%
Accident health insurance	12	12	—	—	—%
Total insurance revenues	$2,283	$1,885	$210	$608	35%
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,194	$803	$69	$460	15%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,197	$806	$69	$460	15%
For the Six Months Ended June 30, 2021 to December 31, 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
($ In millions)

For the Year Ended December 31, 2023 (Successor Company)
2023	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$17	$(1)	$16
ACL on mortgage loans	15	11	—	26
ACL on reinsurance recoverables	21	—	(3)	18
For the Year Ended December 31, 2022 (Successor Company)
2022	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$1	$(1)	$—
ACL on mortgage loans	12	3	—	15
ACL on reinsurance recoverables	35	—	(14)	21
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	$—	$—	$—	$—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	1	—	35

For the Six Months Ended June 30, 2021 (Predecessor Company)
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	$1	$—	$—	$1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7